PROSPECTUS

15,500,000 Shares
BlackRock Utility and Infrastructure Trust

Common Shares
$20.00 per share

Investment Objective. BlackRock Utility and Infrastructure Trust (the “Trust”) is a newly organized, non-diversified, closed-end management investment company. The Trust’s investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. No assurance can be given that the Trust will achieve its investment objective, and investors could lose some or all of their investment.

Investment Strategy. The Trust seeks to achieve its investment objective by investing primarily in equity securities issued by companies that are engaged in the Utilities and Infrastructure business segments (as defined below) anywhere in the world and by utilizing an option strategy in an effort to enhance current gains.

Under normal market conditions, the Trust will invest at least 80% of its total assets in equity securities issued by companies that are engaged in the Utilities or Infrastructure business segments. The Trust considers the “Utilities” business segment to include products, technologies and services connected to the management, ownership, operation, construction, development or financing of facilities used to generate, transmit or distribute electricity, water, natural resources or telecommunications and the “Infrastructure” business segment to include companies that own or operate infrastructure assets (as described herein) or that are involved in the development, construction, distribution or financing of infrastructure assets.

The Trust may invest in companies of any market capitalization located anywhere in the world. Although the Trust expects to invest primarily in companies located in developed countries, it may invest in companies located in emerging markets. Equity securities in which the Trust may invest include common stocks, preferred stocks, convertible securities, warrants, depository receipts, exchange-traded funds, equity interests in real estate investment trusts, Canadian Royalty Trusts and master limited partnerships (“MLPs”). The Trust will not invest more than 25% of the value of its total assets in MLPs. The Trust may invest up to 20% of its total assets in equity securities issued by companies that are not engaged in the Utilities or Infrastructure business segments and debt securities issued by any issuer, including up to 10% of its total assets in non-investment grade debt securities, which are commonly known as “junk bonds.”

As part of its investment strategy, the Trust currently intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) covered put options on a portion of the common stocks in its portfolio and, to a lesser extent, writing (selling) covered call and put options on indices of securities and sectors of securities. This option strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the Trust’s shareholders.

No Prior History. The Trust’s common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value, which could be significant. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering.

The Trust’s common shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol “BUI.”

Investing in the Trust’s common shares involves certain risks that are described in the “Risks” section beginning on page 28 of this prospectus. Certain of these risks are summarized in “Prospectus Summary — Special Risk Considerations” beginning on page 6.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)

Public offering price	$20.00	$310,000,000
Sales load(2)	$0.90	$13,950,000
Estimated offering expenses	$0.04	$620,000
Proceeds, after expenses, to the Trust(3)(4)	$19.06	$295,430,000
(notes on inside front cover)

The underwriters expect to deliver the common shares to purchasers on or about November 28, 2011.

Morgan Stanley
Citigroup
BofA Merrill Lynch
UBS Investment Bank
Wells Fargo Securities
Ameriprise Financial Services, Inc.

RBC Capital Markets	Comerica Securities

BB&T Capital Markets	Chardan Capital Markets, LLC	J.J.B. Hilliard, W.L. Lyons, LLC	Janney Montgomery Scott

Knight	Ladenburg Thalmann & Co. Inc.	Maxim Group LLC	Wedbush Securities Inc.	Wunderlich Securities

The date of this prospectus is November 22, 2011.

(notes from previous page)

(1)	The Trust has granted the underwriters an option to purchase up to 2,325,000 additional common shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover overallotments, if any. If such option is exercised in full, the public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Trust will be $356,500,000, $16,042,500, $713,000 and $339,744,500, respectively. See “Underwriters.”
(2)	BlackRock Advisors (and not the Trust) has agreed to pay, from its own assets, a structuring and syndication fee to Morgan Stanley & Co. LLC and structuring fees to Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Wells Fargo Securities, LLC and Ameriprise Financial Services, Inc. Because these fees are paid by BlackRock Advisors, they are not reflected under sales load in the table above. BlackRock Advisors and certain of its affiliates (and not the Trust) also may pay commissions to employees of its affiliates that participate in the marketing of the Trust’s common shares. See “Underwriters — Additional Compensation to be Paid by the Advisor.”
(3)	BlackRock Advisors has agreed to pay such organizational and offering expenses of the Trust (other than the sales load) to the extent that organizational and offering expenses (other than the sales load) exceed $0.04 per common share. The Trust will pay organizational and offering expenses of the Trust (other than the sales load) up to $0.04 per common share, which may include a reimbursement of BlackRock Advisors’ expenses incurred in connection with this offering. Any offering cost paid by the Trust will be deducted from the proceeds of the offering received by the Trust. The aggregate organizational and offering expenses (other than the sales load) are estimated to be $1,850,975 or $0.12 per common share. The aggregate offering expenses (other than the sales load) to be incurred by the Trust are estimated to be $620,000 or $0.04 per common share. The aggregate organizational and offering expenses (other than the sales load) to be incurred by BlackRock Advisors on behalf of the Trust are estimated to be $1,230,975 or $0.08 per common share.
(4)	The Trust will pay its organizational costs in full out of its seed capital prior to completion of this offering.

(continued from previous page)

Investment Advisor and Sub-Advisors.The Trust’s investment advisor is BlackRock Advisors, LLC (“BlackRock Advisors” or the “Advisor”) and the Trust’s sub-advisors are BlackRock Financial Management, Inc. and BlackRock Investment Management, LLC (collectively, the “Sub-Advisors”). We sometimes refer to the Advisor and the Sub-Advisors collectively as the “Advisors.”

You should read this prospectus, which sets forth information about the Trust, before deciding whether to invest in the common shares, and retain it for future reference. A Statement of Additional Information, dated November 22, 2011 (the “SAI”), containing additional information about the Trust, has been filed with the Securities and Exchange Commission and, as amended from time to time, is incorporated by reference in its entirety into this prospectus. You can review the table of contents for the SAI on page 61 of this prospectus. You may request a free copy of the SAI by calling (800) 882-0052 or by writing to the Trust, or obtain a copy (and other information regarding the Trust) from the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Call (202) 551-8090 for information. The Securities and Exchange Commission charges a fee for copies. You can get the same information free from the Securities and Exchange Commission’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Securities and Exchange Commission’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. The Trust does not post a copy of the SAI on its website because the Trust’s common shares are not continuously offered, which means the SAI will not be updated after completion of this offering and the information contained in the SAI will become outdated. In addition, you may request copies of the Trust’s semi-annual and annual reports or other information about the Trust or make shareholder inquiries by calling (800) 882-0052. The Trust’s annual and semi-annual reports, when produced, will be available at the Trust’s website (http://www.blackrock.com) free of charge.

You should not construe the contents of this prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Trust.

The Trust’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus. The Trust has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition and prospects may have changed since that date.

PROSPECTUS SUMMARY

This is only a summary of the information that is described more fully elsewhere in this prospectus. This summary may not contain all of the information that you should consider before investing in our common shares. You should review the more detailed information contained in this prospectus and in the SAI.

The Trust	BlackRock Utility and Infrastructure Trust is a newly organized, non-diversified, closed-end management investment company with no operating history. Throughout the prospectus, we refer to BlackRock Utility and Infrastructure Trust simply as the “Trust” or as “we,” “us” or “our.” See “The Trust.”

The Offering	The Trust is offering 15,500,000 common shares of beneficial interest at $20.00 per share through a group of underwriters (the “Underwriters”) led by Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Wells Fargo Securities, LLC. The common shares of beneficial interest are called “common shares” in the rest of this prospectus. You must purchase at least 100 common shares ($2,000) in order to participate in this offering. The Trust has given the Underwriters an option to purchase up to 2,325,000 additional common shares to cover overallotments. BlackRock Advisors, LLC (“BlackRock Advisors” or the “Advisor”), the Trust’s investment advisor, has agreed to pay organizational expenses and offering costs (other than sales load) that exceed $0.04 per common share. See “Underwriters.”

Investment Objective	The Trust’s investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. No assurance can be given that the Trust will achieve its investment objective, and investors could lose some or all of their investment.

Investment Policies	The Trust seeks to achieve its investment objective by investing primarily in equity securities issued by companies that are engaged in the Utilities and Infrastructure business segments (as defined below) anywhere in the world and by utilizing an option strategy in an effort to enhance current gains.

Under normal market conditions, the Trust will invest at least 80% of its total assets in equity securities issued by companies that are engaged in the Utilities or Infrastructure business segments. The Trust considers the “Utilities” business segment to include products, technologies and services connected to the management, ownership operation, construction, development or financing of facilities used to generate, transmit or distribute electricity, water, natural resources or telecommunications and the “Infrastructure” business segment to include companies that own or operate infrastructure assets or that are involved in the development, construction, distribution or financing of infrastructure assets (as described herein).

For purposes of the 80% policy above, a company is considered to be engaged in these business segments if: (i) at least 50% of its assets, income, sales or profits are committed to or derived from one or both of the Utilities or Infrastructure business segments; or (ii) a third party classification has given the company an industry or sector classification consistent with the Utilities or Infrastructure business segments.

The Trust may invest in companies of any market capitalization located anywhere in the world. Although the Trust expects to invest primarily in companies located in developed countries, it may invest in companies located in emerging markets. Equity securities in which the Trust may invest include common stocks, preferred stocks, convertible securities, warrants, depository receipts, exchange-traded funds (“ETFs”), equity interests in real estate investment trusts, Canadian Royalty Trusts and master limited partnerships (“MLPs”). The Trust will not invest more than 25% of the value of its total assets in MLPs. The Trust may invest up to 20% of its total assets in equity securities issued by companies that are not engaged in the Utilities or Infrastructure business segments and debt securities issued by any issuer, including up to 10% of its total assets in non-investment grade debt securities, which are commonly known as “junk bonds.”

Companies engaged in the Utilities or Infrastructure business segments can be generally categorized as engaging in, related to or involved with:

• the generation, transmission, sale or distribution of electric energy;

• the distribution, purification and treatment of water;

• the production, transmission or distribution of natural resources used to produce energy, such as oil, natural gas and coal;

• the provision of communications services, including cable television, satellite, microwave, radio, telephone and other communications media (e.g., fixed-base wireless transmission towers and broadband television cable);

• the management, ownership or operation of infrastructure assets; or

• the construction, development, distribution or financing of infrastructure assets.

The Trust generally considers “infrastructure assets” to consist of those assets which provide the underlying foundation of basic services, facilities and institutions upon which the growth and development of a community depends, including physical structures, networks and systems of transportation, energy, water and sewage, and communication.

Categories of infrastructure assets currently include:

• Assets that are natural or near-natural monopolies and are regulated in the level of revenue earned or charges imposed. Examples include certain power and gas transmission, generation and distribution assets and water and waste-water distribution and treatment facilities.

• Assets that depend on a form of user pay system for their main revenue source. Examples include toll roads, bridges, tunnels, airports, railways, seaports and parking lots.

• Assets that provide basic social services to the community. Examples include schools, hospitals and correction facilities.

• Assets that compete in a market for the sale of a product or service and are therefore exposed to market risks. Examples include certain solid waste disposal facilities and certain communication asset classes, including communications towers, satellites and transmission lines.

• Other types of infrastructure assets include assets related to the development and distribution of coal, steel and iron ore, gold and other precious metals, building materials, agricultural commodities and food and the gathering, treating, processing, fractionation, transportation and storage of hydrocarbon products.

Historically, Utilities and Infrastructure companies have generally paid dividends on their equity securities.

Option Writing Strategy. As part of its investment strategy, the Trust currently intends to employ a strategy of writing (selling) covered (as described herein) call options on a portion of the common stocks in its portfolio, writing (selling) covered (as described herein) put options on a portion of the common stocks in its portfolio and, to a lesser extent, writing (selling) covered call and put options on indices of securities and sectors of securities. This option strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the Trust’s shareholders.

As the Trust writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited and the Trust will lose money to the extent that it writes call options that are not covered by securities in its portfolio and the securities or index on which it writes the option appreciates above the exercise price of the option by an amount that exceeds the exercise price of the option. A substantial portion of the options written by the Trust may be over-the-counter options (“OTC options”).

A call option written by the Trust on a security is “covered” if the Trust owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Advisors (in accordance with procedures established by the Board of Trustees of the Trust (the “Board”)) in such amount are segregated by the Trust’s custodian) upon conversion or exchange of other securities held by the Trust. A call option is also covered if the Trust holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Trust in segregated assets determined to be liquid by the Advisors as described above.

A put option written by the Trust on a security is “covered” if the Trust segregates or earmarks assets determined to be liquid by the Advisors (in accordance with procedures established by the Board) equal to the exercise price. A put option is also “covered” if the Trust holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Trust in segregated or earmarked assets determined to be liquid by the Advisors as described above.

An index or sector option is considered “covered” if the Trust maintains with its custodian assets determined to be liquid by the Advisors (in accordance with procedures established by the Board) in an amount equal to the contract value of the applicable basket of securities. An index or sector put option also is “covered” if the Trust holds a put on the same basket of securities as the put written where the exercise price of the put held is (i) equal to or more than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Trust in segregated assets determined to be liquid by the Advisors as described above. An index or sector call option also is “covered” if the Trust holds a call on the same basket of securities as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Trust in segregated assets determined to be liquid. Because index and sector options both refer to options on baskets of securities and generally have similar characteristics, we refer to these types of options collectively as “index” options.

The Trust generally intends to write covered put and call options, the notional amount of which will be approximately 30% to 40% of the Trust’s total assets, although this percentage may vary from time to time with market conditions. Under current market conditions, the Trust anticipates initially writing covered put and call options, the notional amount of which will be approximately 33% of the Trust’s total assets. As the Trust writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The number of covered put and call options on securities the Trust can write is limited by the total assets the Trust holds, and further limited by the fact that all options represent 100 share lots of the underlying common stock.

In connection with its option writing strategy, the Trust will not write “naked” or uncovered put and call options, other than those that are “covered” by the segregation of liquid assets as described above. Furthermore, the Trust’s exchange-listed option transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Trust may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisor. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Other Strategies. In addition to the option strategies discussed above, the Trust may engage in strategic transactions for hedging purposes or to enhance total return. See “The Trust’s Investments —

Portfolio Composition and Other Information — Strategic Transactions.” The Trust may also engage in short sales of securities. See “Investment Restrictions” in the SAI and “Other Investment Policies and Techniques — Short Sales” in the SAI for information about the limitations applicable to the Trust’s short sale activities.

The Trust may lend securities with a value of up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral.

Under current market conditions, the Trust does not currently intend to engage in short sales, utilize leverage or issue preferred shares.

No assurance can be given that the Trust will achieve its investment objective, and investors could lose some or all of their investment. See “The Trust’s Investments.”

For a discussion of risk factors that may affect the Trust’s ability to achieve its investment objective, see “Risks.”

Investment Advisor and Sub-Advisors	BlackRock Advisors acts as the Trust’s investment advisor and BlackRock Advisors’ affiliates, BlackRock Financial Management, Inc. and BlackRock Investment Management, LLC (collectively, the “Sub-Advisors”), act as the Trust’s sub-advisors. Throughout the prospectus, we sometimes refer to BlackRock Advisors and the Sub-Advisors collectively as the “Advisors.” BlackRock Advisors will receive an annual fee, payable monthly, in a maximum amount equal to 1.00% of the average daily value of the net assets of the Trust. BlackRock Advisors will pay an annual sub-advisory fee to each Sub-Advisor equal to 51% of the management fee received by BlackRock Advisors with respect to the average daily value of the net assets of the Trust allocated to such Sub-Advisor. See “Management of the Trust — Investment Advisor and Sub-Advisors.”

Distributions	Commencing with the Trust’s initial dividend, the Trust intends to distribute quarterly all or a portion of its net investment income to holders of common shares. We expect to declare the initial quarterly dividend on the Trust’s common shares approximately 45 days after completion of this offering and to pay that initial quarterly dividend approximately 90 to 120 days after completion of this offering. The Trust intends to pay any capital gains distributions at least annually.

Various factors will affect the level of the Trust’s income, including the asset mix and the Trust’s use of options and hedging. To permit the Trust to maintain a more stable quarterly distribution, the Trust may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Trust for any particular quarterly period may be more or less than the amount of income actually earned by the Trust during that period. Undistributed income will add to the Trust’s net asset value (“NAV”) (and indirectly benefits the Advisors by increasing their fees) and, correspondingly, distributions from undistributed income will reduce the Trust’s NAV. See “Distributions.”

Shareholders will automatically have all dividends and distributions reinvested in common shares of the Trust in accordance with the

Trust’s Dividend Reinvestment Plan, unless an election is made to receive cash by contacting the Plan Administrator (as defined herein) at 1-866-216-0242. See “Dividend Reinvestment Plan.”

Under normal market conditions, the Advisors will seek to manage the Trust in a manner such that the Trust’s distributions are reflective of the Trust’s current and projected earnings levels. The distribution level of the Trust is subject to change based upon a number of factors, including the current and projected level of the Trust’s earnings, and may fluctuate over time.

The Trust reserves the right to change its distribution policy and the basis for establishing the rate of its quarterly distributions at any time and may do so without prior notice to common shareholders.

Listing	The Trust’s common shares have been approved for listing on the New York Stock Exchange (“NYSE”), subject to notice of issuance, under the symbol “BUI.” See “Description of Shares — Common Shares.”

Custodian And Transfer Agent	The Bank of New York Mellon will serve as the Trust’s Custodian and Transfer Agent.

Market Price Of Shares	Common shares of closed-end investment companies frequently trade at a discount from their net asset value, which could be significant. The Trust cannot assure you that its common shares will trade at a price higher than or equal to net asset value at any time. The value of a shareholder’s investment in the Trust will be reduced immediately following this offering by the sales load and the amount of the organizational and offering expenses paid by the Trust. See “Use of Proceeds.” In addition to net asset value, the market price of the Trust’s common shares may be affected by such factors as dividend levels (which are in turn affected by expenses), dividend stability, option premiums, cash flow, market supply and demand, liquidity, market volatility, general market and economic conditions and other factors beyond the control of the Trust. See “Risks,” “Description of Shares” and the section of the SAI with the heading “Repurchase of Common Shares.” The common shares are designed primarily for long-term investors and you should not purchase common shares of the Trust if you intend to sell them shortly after purchase.

Special Risk Considerations	An investment in common shares of the Trust involves risk. You should consider carefully the risks discussed below, which are described in more detail under “Risks” beginning on page 28 of this prospectus.

No Operating History. The Trust is a newly organized, non-diversified, closed-end management investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.

Investment and Market Discount Risk. An investment in the Trust’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in common shares represents an indirect investment in the securities owned by the Trust, a majority of which are traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. As with any stock, the price of the Trust’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. The value of your investment in the Trust will be reduced immediately following the initial offering by the amount of the sales load and the amount of the organizational and offering expenses paid by the Trust. Common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value, which could be significant. This risk is separate and distinct from the risk that the Trust’s net asset value could decrease as a result of its investment activities. At any point in time, including immediately after the completion of this offering, an investment in the Trust’s common shares may be worth substantially less than the original amount invested, even after taking into account distributions paid by the Trust. This risk may be greater for investors who sell their common shares in a relatively short period of time after completion of the initial offering.

Common Stock Risk. The Trust will have exposure to common stocks. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may significantly under-perform relative to fixed income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Trust. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Trust has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Concentration Risk. The Trust’s investments will be concentrated in issuers in the Utilities and Infrastructure business segments. Because the Trust will be concentrated in those business segments, it may be subject to more risks than if it were broadly diversified over numerous industries and sectors of the economy. General changes in market sentiment towards Utilities or Infrastructure companies may adversely affect the Trust, and the performance of Utilities and Infrastructure issuers may lag behind the broader market as a whole. Also, the Trust’s concentration in the Utilities and Infrastructure business segments may subject the Trust to a variety risks associated with those business segments. See “Risks — Risks of Investing in Utilities and Infrastructure Issuers.”

Risks of Investing in Utilities and Infrastructure Issuers. Investments in issuers in the Utilities and Infrastructure business segments are subject to certain risks, including the following:

Utilities Companies Risk. A variety of factors may adversely affect the business or operations of Utilities issuers, including: high interest costs in connection with capital construction and improvement programs; governmental regulation of rates charged to customers (including the potential that costs incurred by the utility change more rapidly than the rate the utility is permitted to charge its customers); costs associated with compliance with and changes in environmental and other regulations; effects of economic slowdowns and surplus capacity; increased competition from other providers of utility services; inexperience with and potential losses resulting from a developing deregulatory environment; costs associated with reduced availability of certain types of fuel; the effects of energy conservation policies; effects of a national energy policy; technological innovations; potential impact of terrorist activities; the impact of natural or man-made disasters; regulation by various governmental authorities, including the imposition of special tariffs; and changes in tax laws, regulatory policies and accounting standards.

Infrastructure Companies Risk. Infrastructure issuers may be susceptible to a variety of factors that may adversely affect their business and operations, including high interest costs in connection with capital construction programs; high leverage; costs associated with environmental and other regulations; surplus capacity costs; and reduced investment in public and private infrastructure projects. A slowdown in new infrastructure projects in developing or developed markets may constrain the abilities of Infrastructure issuers to grow in global markets. Other developments, such as significant changes in population levels or changes in the urbanization and industrialization of developing countries, may reduce demand for products or services provided by Infrastructure issuers.

Technological Risk. Technological changes in the way a service or product is delivered may render existing technologies obsolete. Infrastructure assets have very few alternative uses should they become obsolete.

Developing Industries Risk. Some Utilities and/or Infrastructure companies are focused on developing new technologies and are strongly influenced by technological changes. Product development efforts by Utilities and Infrastructure companies may not result in viable commercial products. Utilities and Infrastructure companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some Utilities and Infrastructure issuers may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than companies in other sectors.

Regional Risk. Should an event that impairs assets occur in a region where a Utilities or Infrastructure issuer operates, the performance of such Utilities or Infrastructure company may be adversely affected. As many infrastructure assets are not moveable, such an event may have enduring effects on the Utilities or Infrastructure company that are difficult to mitigate.

Strategic Asset Risk. Utilities and Infrastructure companies may control significant strategic assets. Strategic assets are assets that have a national or regional profile, and may have monopolistic characteristics. Given the national or regional profile and/or their irreplaceable nature, strategic assets may constitute a higher risk target for terrorist acts or adverse political actions.

Environmental Risk. Utilities and Infrastructure companies can have substantial environmental impacts. Ordinary operations or operational accidents may cause major environmental damage, which could cause Utilities and Infrastructure companies significant financial distress. Community and environmental groups may protest the development or operation of assets or facilities of Utilities or Infrastructure companies, and these protests may induce government action to the detriment of Utilities and Infrastructure companies.

Political and Expropriation Risk. Governments may attempt to influence the operations, revenue, profitability or contractual relationships of Utilities and Infrastructure issuers or expropriate Utilities or Infrastructure companies’ assets. The public interest aspect of the products and services provided by Utilities and Infrastructure companies means political oversight will remain pervasive.

Operational Risk. The long-term profitability of Utilities and Infrastructure companies is partly dependent on the efficient operation and maintenance of their assets. Utilities and Infrastructure issuers may be subject to service interruptions due to environmental disasters, operational accidents or terrorist activities, which may impair their ability to maintain payments of dividends or interest to investors. The destruction or loss of an asset or facility may have a major adverse impact on a Utilities or Infrastructure issuer. Failure by the Utilities or Infrastructure issuer to operate and maintain its assets or facilities appropriately or to carry appropriate, enforceable insurance could lead to significant losses.

Regulatory Risk. Many Utilities and Infrastructure companies are subject to significant federal, state and local government regulation, which may include how facilities are constructed, maintained and operated, environmental and safety controls and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the operations and financial performance of Utilities and Infrastructure issuers. Regulators that have the power to set or modify the prices Utilities and Infrastructure issuers can charge for their products or services can have a significant impact on the profitability of such Utilities and Infrastructure issuers. The returns on regulated assets or services are usually stable during regulated periods, but may be volatile during any period that rates are reset by the regulator.

Interest Rate Risk. Due to the high costs of developing, constructing, operating and distributing assets and facilities, many Utilities and Infrastructure companies are highly leveraged. As such, movements in the level of interest rates may affect the returns from these assets. The structure and nature of the debt is therefore an important element to consider in assessing the interest rate risk posed by Utilities and Infrastructure issuers. In particular, the type of facilities, maturity profile, rates being paid, fixed versus variable components and covenants in place (including how they impact returns to equity holders) are crucial factors in assessing the degree of interest rate risk.

Inflation Risk. Many Utility and Infrastructure companies may have fixed income streams and, therefore, be unable to increase their dividends during inflationary periods. The market value of Utility or Infrastructure companies may decline in value in times of higher inflation rates. The prices that a Utility or Infrastructure company is able to charge users of its assets may not always be linked to inflation. In this case, changes in the rate of inflation may affect the forecast profitability of the Utility or Infrastructure company.

For additional discussion of these and other risks associated with investments in Utilities and Infrastructure issuers see “Risks — Risks of Investing in Utilities and Infrastructure Issuers.”

Non-U.S. Securities Risk and Emerging Markets Risk. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in foreign exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions, including expropriation; lower trading volume; much greater price volatility and illiquidity of certain non-U.S. securities markets; different trading and settlement practices; less governmental supervision; changes in currency exchange rates; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.

Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non-U.S. issuers to a heightened degree. “Emerging market countries” generally include every nation in the world except developed countries, that is the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These heightened risks include: greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; smaller markets for such securities and a lower volume of trading, resulting in lack of liquidity and an increase in price volatility; and certain national policies that may restrict the Trust’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests. See “Non-U.S. Securities Risk and Emerging Markets Risk.”

Foreign Currency Risk. Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities owned by the Trust, the unrealized appreciation or depreciation of investments and gains on and income from investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. These risks often are heightened for investments in emerging market countries. In addition, the Trust may enter into foreign currency transactions in an attempt to hedge its currency exposure or enhance its total return, which may further expose the Trust to the risks of foreign currency movements and other risks. The use of foreign currency transactions can result in the Trust incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Trust to deliver or receive a specified currency.

Small and Mid-Capitalization Stock Risk. The Trust may invest in companies with small, medium and large capitalizations. Smaller and medium capitalization company stocks can be more volatile than, and perform differently from, larger capitalization company stocks. There may be less trading in a smaller or medium capitalization company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger capitalization company stocks. Smaller and medium capitalization companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller or medium capitalization company’s stock price than is the case for a larger capitalization company. The Trust may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium capitalization company stocks may not be well known to the investing public.

Liquidity Risk. In some circumstances, investments may be relatively illiquid making it difficult to acquire or dispose of them at the prices quoted on relevant exchanges or at all. Accordingly, the Trust’s ability to respond to market movements may be impaired and the Trust may experience adverse price movements upon liquidation of its investments. Settlement of transactions may be subject to delay and administrative uncertainties.

MLP Risk. As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments.

A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. Thus, if any of the MLPs owned by the Trust were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Trust with respect to its investment in such MLPs would be materially reduced, which could cause a decline in the value of the common stock.

To the extent that the Trust invests in the equity securities of an MLP, the Trust will be a partner in such MLP. Accordingly, the Trust will be required to include in its taxable income the Trust’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Trust. The Trust will incur a current tax liability on its allocable share of an MLP’s income and gains that is not offset by the MLP’s tax deductions, losses and credits, or its net operating loss carryforwards, if any. The portion, if any, of a distribution received by the Trust from an MLP that is offset by the MLP’s tax deductions, losses or credits is essentially treated as a return of capital. The percentage of an MLP’s income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in the Trust’s portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability for the Trust.

Because of the Trust’s investments in equity securities of MLPs, the Trust’s earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. Because of these differences, the Trust may make distributions out of its current or accumulated earnings and profits, which will be treated as dividends, in years in which the Trust’s distributions exceed its taxable income. In addition, changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Trust or the MLP investments in which the Trust invests. See “Risks — MLP Risk” and “Tax Matters.”

Risks Associated with the Trust’s Option Strategy. The ability of the Trust to achieve its investment objective is partially dependent on the successful implementation of its option strategy. There are several risks associated with transactions in options on securities used in connection with the Trust’s option strategy. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

As the writer of a call option covered with a security held by the Trust, the Trust forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Trust writes such covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. To the extent the Trust writes call options that are not fully covered by securities in its portfolio (such as calls on an index or sector), it will lose money if the portion of the security or securities underlying the option that is not covered by securities in the Trust’s portfolio appreciate in value above the exercise price of the option by an amount that exceeds the premium received on the option. The amount of this loss could be unlimited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.

When the Trust writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Trust could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Trust received when it wrote the option. While the Trust’s potential gain as the writer of a covered put option is limited to the premium received from the purchaser of the put option, the Trust risks a loss equal to the entire exercise price of the option minus the put premium.

Risks that may adversely affect the ability of the Trust to successfully implement its option strategy include the following: “Risks Associated with Options on Securities Generally,” “Risks of Writing Options,” “Exchange-Listed Option Risks,” “Over-the-Counter Option Risk,” “Index Option Risk,” “Limitations on Option Writing Risk” and “Tax Risk.” For more information on these risks, please see “Risks — Risks Associated with the Trust’s Option Strategy.”

Below Investment Grade Securities Risk. The Trust may invest up to 10% of its total assets in securities that are rated below investment grade, which are commonly referred to as “high yield securities” or “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust’s net asset value. Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in common shares of the Trust, both in the short-term and the long-term.

Ratings are relative, subjective and not absolute standards of quality. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition.

Unrated Securities Risk. Because the Trust may purchase securities that are not rated by any rating organization, the Advisors may, after assessing their credit quality, internally assign ratings to certain of those securities in categories of those similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Trust might have difficulty selling them promptly at an acceptable price.

Investment Companies and ETFs Risk. Subject to the limitations set forth in the Investment Company Act of 1940, as amended (the “Investment Company Act”) or as otherwise permitted by the Securities and Exchange Commission (the “SEC”), the Trust may acquire shares in other investment companies and ETFs, some of which may be investment companies. The market value of the shares of other investment companies and ETFs may differ from their NAV. As an investor in investment companies and ETFs, the Trust would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses. As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs.

The securities of other investment companies and ETFs in which the Trust may invest may be leveraged. As a result, the Trust may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Trust to higher volatility in the market value of such securities and the possibility that the Trust’s long-term returns on such securities (and, indirectly, the long-term returns of the Shares) will be diminished.

Strategic Transactions Risk. Strategic transactions in which the Trust may engage in an effort to hedge all or a portion of the portfolio or to seek to enhance total return, including engaging in transactions, such as options, futures, swaps, foreign currency transactions, such as forward foreign currency contracts, currency swaps or options on currency and currency futures, and other derivatives transactions (“Strategic Transactions”) also involve certain risks and special considerations. Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Advisors’ ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment, or may cause the Trust to hold a security that it might otherwise sell. The use of foreign currency transactions can result in the Trust incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Trust to deliver or receive a specified currency. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes.

Counterparty Risk. The Trust will be subject to credit risk with respect to the counterparties to the derivative contracts entered into by the Trust. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Trust may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceedings. The Trust may obtain only a limited recovery, or may obtain no recovery, in such circumstances.

Non-Diversification Risk. The Trust has registered as a “non-diversified” investment company under the Investment Company Act. For federal income tax purposes, the Trust, with respect to up to 50% of its total assets, will be able to invest more than 5% (but not more than 25%, except for investments in United States government securities and securities of other regulated investment companies, which are not limited for tax purposes) of the value of its total assets in the securities of any single issuer or the securities of one or more qualified publicly traded partnerships. To the extent the Trust invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Trust may be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence. The Trust’s investments will be concentrated in a group of industries that make up the Utilities and Infrastructure business segments, which means they may present more risks than if the Trust was broadly diversified over numerous industries and sectors of the economy. See “Risks — Risks of Investing in Utilities and Infrastructure Issuers.”

United States Credit Rating Downgrade Risk. The events surrounding the recent negotiations regarding the U.S. federal government debt ceiling and the resulting agreement could adversely affect the Trust’s ability to achieve its investment objective. On August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. federal government debt to “AA+” from “AAA.” The downgrade by S&P could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase the costs of all kinds of debt. These events could have significant adverse effects on the economy generally. Neither the Advisor nor the Sub-Advisors can predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Trust’s portfolio. The Advisors intend to monitor developments and seek to manage the Trust’s portfolio in a manner consistent with achieving the Trust’s investment objective, but there can be no assurance that it will be successful in doing so and the Advisors may not timely anticipate or manage existing, new or additional risks, contingencies or developments.

Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan and the Middle East and terrorist attacks in the United States and around the world may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Trust does not know how long the securities markets may be affected by these events and cannot predict the effects of these events or similar events in the future on the U.S. economy and securities markets.

Potential Conflicts of Interest Risk — Allocation of Investment Opportunities. BlackRock, Inc. (“BlackRock”), BlackRock’s affiliates (“Affiliates”) and BlackRock’s significant shareholders (“Significant Shareholders”) are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Trust. BlackRock, its Affiliates and Significant Shareholders may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Trust. Subject to the requirements of the Investment Company Act, BlackRock, its Affiliates and Significant Shareholders intend to engage in such activities and may receive compensation from third parties for their services. Neither BlackRock nor its Affiliates or Significant Shareholders are under any obligation to share any investment opportunity, idea or strategy with the Trust. As a result, BlackRock, its Affiliates and Significant Shareholders may compete with the Trust for appropriate investment opportunities. The results of the Trust’s investment activities, therefore, may differ from those of an Affiliate, Significant Shareholder or another account managed by an Affiliate or Significant Shareholder, and it is possible that the Trust could sustain losses during periods in which one or more Affiliates or Significant Shareholders and other accounts achieve profits on their trading for proprietary or other accounts. BlackRock has adopted policies and procedures designed to address potential conflicts of interests. For additional information about potential conflicts of interest, and the way in which BlackRock addresses such conflicts, please see “Conflicts of Interest” and “Management of the Trust — Potential Material Conflicts of Interest” in the SAI.

Additional Risks. For additional risks relating to investments in the Trust, including “Issuer Risk,” “Investments in Unseasoned Companies Risk,” “Fixed Income Securities Risk,” “Securities Lending Risk,” “Dividend Risk,” “Derivatives Risk,” “Inflation Risk,” “Deflation Risk,” “Risks Associated with Recent Market Events,” “Government Intervention in Financial Markets Risk,” “Legislation Risk,” “Portfolio Turnover Risk,” “Management Risk,” “Not a Complete Investment Program” and “Anti-Takeover Provisions Risk” please see “Risks” beginning on page 28 of this prospectus.

SUMMARY OF TRUST EXPENSES

The following table shows estimated Trust expenses as a percentage of net assets attributable to common shares. The purpose of the following table and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly. The expenses shown in the table under “Estimated Annual Expenses” are based on estimated amounts for the Trust’s first full year of operations and assume that the Trust issues 15,500,000 common shares. If the Trust issues fewer common shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to the common shares. See “Management of the Trust” and “Dividend Reinvestment Plan.” The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, shareholders will indirectly bear such fees or expenses as investors in the Trust.

Shareholder Transaction Expenses
Sales load paid by you (as a percentage of offering price)	4.50%
Offering expenses borne by the Trust (as a percentage of offering price)(1)(2)	0.20%
Dividend reinvestment plan fees	None (3)

Percentage of
Net Assets
Attributable to
Common Shares

Estimated Annual Expenses
Management fees	1.00%
Other expenses	0.15%

Total annual expenses	1.15%

(1)	The Trust will pay its organizational costs in full out of its seed capital prior to completion of this offering. The Trust will pay organizational and offering expenses of the Trust (other than the sales load) up to $0.04 per common share, which may include a reimbursement of BlackRock Advisors’ expenses incurred in connection with this offering. BlackRock Advisors has agreed to pay such organizational and offering expenses of the Trust (other than the sales load) to the extent that organizational and offering expenses (other than the sales load) exceed $0.04 per common share. Assuming the Trust issues 15,500,000 common shares, the aggregate organizational and offering expenses (other than the sales load) are estimated to be approximately $1,850,975 or $0.12 per common share, the aggregate offering expenses (other than the sales load) to be incurred by the Trust are estimated to be $620,000 or $0.04 per common share, and the aggregate organizational and offering expenses (other than the sales load) to be incurred by BlackRock Advisors on behalf of the Trust are estimated to be approximately $1,230,975 or $0.08 per common share. Any offering cost paid by the Trust will be deducted from the proceeds of the offering received by the Trust.
(2)	BlackRock Advisors (and not the Trust) has agreed to pay, from its own assets, a structuring and syndication fee to Morgan Stanley & Co. LLC and structuring fees to Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Wells Fargo Securities, LLC and Ameriprise Financial Services, Inc. Because these fees are paid by BlackRock Advisors, they are not reflected under sales load in the table above. BlackRock Advisors and certain of its affiliates (and not the Trust) also may pay commissions to employees of its affiliates that participate in the marketing of the Trust’s common shares. See “Underwriters — Additional Compensation to be Paid by the Advisor.”
(3)	You will be charged a $0.02 per share sold fee (which includes brokerage commissions) if you direct the Plan Administrator (as defined below) to sell your common shares held in a dividend reinvestment account.

The following example illustrates the expenses (including the sales load of $45 and offering costs incurred by the Trust of $2) that you would pay on a $1,000 investment in common shares, assuming (1) total net annual expenses of 1.15% of net assets attributable to common shares in years 1 through 10, and (2) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years

Total expenses incurred(1)	$58	$82	$107	$180

(1)	The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Annual expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Trust’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

THE TRUST

The Trust is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act. The Trust was organized as a Delaware statutory trust on August 25, 2011, pursuant to an Agreement and Declaration of Trust, governed by the laws of the State of Delaware. The Trust has no operating history. The Trust’s principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (800) 882-0052.

USE OF PROCEEDS

The net proceeds of the offering of common shares will be approximately $295,430,000 ($339,744,500 if the Underwriters exercise the over-allotment option in full) after payment of the estimated organizational and offering costs. The Trust will invest the net proceeds of the offering in accordance with the Trust’s investment objective and policies as stated below. We currently anticipate that the Trust will be able to invest all of the net proceeds in accordance with the Trust’s investment objective and policies within approximately three months after the completion of this offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term debt securities.

THE TRUST’S INVESTMENTS

Investment Objective and Policies

Investment Objective.  The Trust’s investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. No assurance can be given that the Trust will achieve its investment objective, and investors could lose some or all of their investment.

Investment Policies.  The Trust seeks to achieve its investment objective by investing primarily in equity securities issued by companies that are engaged in the Utilities or Infrastructure business segments (as defined below) anywhere in the world and by utilizing an option strategy in an effort to enhance current gains.

Under normal market conditions, the Trust will invest at least 80% of its total assets in equity securities issued by companies that are engaged in the Utilities or Infrastructure business segments. The Trust considers the “Utilities” business segment to include products, technologies and services connected to the management, ownership operation, construction, development or financing of facilities used to generate, transmit or distribute electricity, water, natural resources or telecommunications and the “Infrastructure” business segment to include companies that own or operate infrastructure assets or that are involved in the development, construction, distribution or financing of infrastructure assets. See “— Portfolio Contents and Other Information — Utilities and Infrastructure Issuers.”

The Trust may invest in companies of any market capitalization located anywhere in the world. Although the Trust expects to invest primarily in companies located in developed countries, it may invest in companies located in emerging markets. Equity securities in which the Trust may invest include common stocks, preferred stocks, convertible securities, warrants, depository receipts, exchange-traded funds, equity interests in real estate investment trusts, Canadian Royalty Trusts and MLPs. The Trust will not invest more than 25% of the value of its total assets in MLPs.

The Trust may invest up to 20% of its total assets in equity securities issued by companies that are not engaged in the Utilities or Infrastructure business segments and debt securities issued by any issuer, including up to 10% of its total assets in non-investment grade debt securities, which are commonly known as “junk bonds.”

As part of its investment strategy, the Trust currently intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) covered put options on a portion of the common stocks in its portfolio and, to a lesser extent, writing (selling) covered call and put options on indices of securities and sectors of securities. This option strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the Trust’s shareholders.

In addition to the option strategies discussed above, the Trust may engage in Strategic Transactions in an effort to hedge all or a portion of the portfolio or to seek to enhance total return.

The Trust may lend securities with a value up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral.

The Trust may implement various temporary “defensive” strategies at times when the Advisor or Sub-Advisors determine that conditions in the markets make pursuing the Trust’s basic investment strategy inconsistent with the best interests of its shareholders. These strategies may include investing all or a portion of the Trust’s assets in U.S. government obligations and short-term debt securities that may be either tax-exempt or taxable. See “Investment Policies and Techniques — Cash Equivalents and Short-Term Debt Securities” in the SAI.

Under current market conditions, the Trust currently does not intend to engage in short sales, utilize leverage or issue preferred shares.

Unless otherwise stated herein or in the SAI, the Trust’s investment objective and policies are non-fundamental policies and may changed by the Board. In addition, the percentage limitations applicable to the Trust’s portfolio described in this prospectus apply only at the time of investment, and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns.

Portfolio Composition and Other Information

The Trust’s portfolio will be composed principally of the following investments. A more detailed description of the Trust’s investment policies and restrictions and more detailed information about the Trust’s portfolio investments are contained in the SAI.

Equity Securities.  The Trust intends to invest primarily in equity securities, including common stocks, preferred stocks, convertible securities, warrants, depository receipts, exchange-traded funds and equity interests in REITs, Canadian Royalty Trusts and MLPs. Common stock represents an equity ownership interest in a company. The Trust may hold or have exposure to common stocks of issuers of any size, including small and medium capitalization stocks. Because the Trust will ordinarily have substantial exposure to common stocks, historical trends would indicate that the Trust’s portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities. The Trust will also employ a strategy, as described below, of writing covered call options on common stocks.

For more information regarding preferred stocks, convertible securities, warrants and depository receipts see “Investment Policies and Techniques — Equity Securities” in the SAI.

Utilities and Infrastructure Issuers.  Under normal market conditions, the Trust will invest at least 80% of its total assets in equity securities issued by Utilities or Infrastructure issuers. For purposes of the 80% policy above, a company is considered to be engaged in these business segments if: (i) at least 50% of its assets, income, sales or profits are committed to or derived from one or both of the Utilities or Infrastructure business segments; or (ii) a third party classification (such as (a) Standard Industry Classifications and the North American Industry Classification System, each of which is published by the Executive Office of the President, Office of Management and Budget, and (b) classifications by one or more third party data providers including, without limitation, Bloomberg L.P., FactSet Research Systems, Inc and MSCI Barra) has given the company an industry or sector classification consistent with the Utilities or Infrastructure business segments.

Companies engaged in the Utilities or Infrastructure business segments can be generally categorized as engaging in, related to or involved with:

•	the generation, transmission, sale or distribution of electric energy;

•	the distribution, purification and treatment of water;

•	the production, transmission or distribution of natural resources used to produce energy, such as oil, natural gas and coal;

•	the provision of communications services, including cable television, satellite, microwave, radio, telephone and other communications media (e.g., fixed-base wireless transmission towers and broadband television cable);

•	the management, ownership or operation of infrastructure assets; or

•	the construction, development, distribution or financing of infrastructure assets.

The Trust generally considers “infrastructure assets” to consist of those assets which provide the underlying foundation of basic services, facilities and institutions upon which the growth and development of a community depends, including physical structures, networks and systems of transportation, energy, water and sewage, and communication.

Categories of infrastructure assets currently include:

•	Assets that are natural or near-natural monopolies and are regulated in the level of revenue earned or charges imposed. Examples include certain power and gas transmission, generation and distribution assets and water and waste-water distribution and treatment facilities.

•	Assets that depend on a form of user pay system for their main revenue source. Examples include toll roads, bridges, tunnels, airports, railways, seaports and parking lots.

•	Assets that provide basic social services to the community. Examples include schools, hospitals and correction facilities.

•	Assets that compete in a market for the sale of a product or service and are therefore exposed to market risks. Examples include certain solid waste disposal facilities and certain communication asset classes, including communications towers, satellites and transmission lines.

•	Other types of infrastructure assets include assets related to the development and distribution of coal, steel and iron ore, gold and other precious metals, building materials, agricultural commodities and food and the gathering, treating, processing, fractionation, transportation and storage of hydrocarbon products.

Historically, Utilities and Infrastructure companies have generally paid dividends on their equity securities.

Non-U.S. Securities.  The Trust may invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies or multinational currency units. The Trust may invest in non-U.S. securities of so-called emerging market countries. Non-U.S. securities markets generally are not as developed or efficient as those in the United States. Securities of some non-U.S. issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most non-U.S. securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of such securities usually are held outside the United States, the Trust would be subject to additional risks with respect to its investments in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the non-U.S. securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Since non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Options.  An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as “American style” options may be exercised at any time during the term of the option. Other options, known as “European style” options, may be exercised only on the expiration date of the option.

If an option written by the Trust expires unexercised, the Trust realizes on the expiration date a capital gain equal to the premium received by the Trust at the time the option was written. If an option purchased by the Trust expires unexercised, the Trust realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Trust desires. The Trust may sell call or put options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the call or put option when purchased. The Trust will realize a capital gain from a closing purchase transaction if the cost of the closing transaction is less than the premium received from writing the option, or, if it is more, the Trust will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Trust will realize a capital gain or, if it is less, the Trust will realize a capital loss. Net gains from the Trust’s option strategy will be short-term capital gains which, for U.S. federal income tax purposes, will constitute net investment company taxable income.

Call Options and Covered Call Writing.  The Trust will follow a strategy known as “covered call option writing,” which is a strategy designed to generate current gains from option premiums as a means to enhance distributions payable to the Trust’s shareholders. As the Trust writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

A call option written by the Trust on a security is “covered” if the Trust owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Advisors (in accordance with procedures established by the board of trustees) in such amount are segregated by the Trust’s custodian) upon conversion or exchange of other securities held by the Trust. A call option is also covered if the Trust holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Trust in segregated assets determined to be liquid by the Advisors as described above. The Trust may not sell “naked” call options on individual securities, i.e., options representing more shares of the stock than are held in the Trust’s portfolio.

The standard contract size for a single option is 100 shares of the common stock. There are four items needed to identify any option: (1) the underlying security, (2) the expiration month, (3) the strike price and (4) the type (call or put). For example, ten XYZ Co. October 40 call options provide the right to purchase 1,000 shares of XYZ Co. on or before October at $40.00 per share. A call option whose strike price is above the current price of the underlying stock is called “out-of-the-money.” Most of the options that will be sold by the Trust are expected to be out-of-the-money, allowing for potential appreciation in addition to the proceeds from the sale of the option. An option whose strike price is below the current price of the underlying stock is called “in-the-money” and will be sold by the Trust as a defensive measure to protect against a possible decline in the underlying stock.

The following is a conceptual example of a covered call transaction, making the following assumptions: (1) a common stock currently trading at $37.15 per share; (2) a six-month call option is written with a strike price of $40.00 (i.e., 7.7% higher than the current market price); and (3) the writer receives $2.45 (or 6.6%) of the common stock’s value as premium income. This example is not meant to represent the performance of any actual common stock, option contract or the Trust itself and does not reflect any transaction costs of entering into or closing out the option position. Under this scenario, before giving effect to any change in the price of the stock, the covered-call writer receives the premium, representing 6.6% of the common stock’s value, regardless of the stock’s performance over the six-month period until option expiration. If the stock remains unchanged, the option will expire and there would be a 6.6% return for the 6-month period. If the stock were to decline in price by 6.6%, the strategy would “break-even” thus offering no gain or loss. If the stock were to climb to a price of $40.00 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium of 6.6% for a total return of 14.3%. Under this scenario, the investor would not benefit from any appreciation of the stock above $40.00, and thus be limited to a 14.3% total return. The premium income from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than

6.6% under this scenario, the investor’s downside protection is eliminated and the stock could eventually become worthless.

For conventional listed call options, the option’s expiration date can be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. It is anticipated that most options that are written against Trust stock holdings will be repurchased prior to the option’s expiration date, generating a gain or loss in the options. If the options were not to be repurchased, the option holder would exercise their rights and buy the stock from the Trust at the strike price if the stock traded at a higher price than the strike price. In general, the Trust intends to continue to hold its common stocks rather than allowing them to be called away by the option holders.

Put Options.  Put options are contracts that give the holder of the option, in return for a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. Put option strategies may produce a higher return than covered call writing, but may involve a higher degree of risk and potential volatility.

The Trust will write (sell) put options on individual securities only if the put option is “covered.” A put option written by the Trust on a security is “covered” if the Trust segregates or earmarks assets determined to be liquid by the Advisors, as described above, equal to the exercise price. A put option is also covered if the Trust holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Trust in segregated or earmarked assets determined to be liquid by the Advisors, as described above.

The following is a conceptual example of a put transaction, making the following assumptions: (1) a common stock currently trading at $37.15 per share; (2) a six-month put option written with a strike price of $35.00 (i.e., 94.21% of the current market price); and (3) the writer receives $1.10 or 2.96% of the common stock’s value as premium income. This example is not meant to represent the performance of any actual common stock, option contract or the Trust itself and does not reflect any transaction costs of entering into or closing out the option position. Under this scenario, before giving effect to any change in the price of the stock, the put writer receives the premium, representing 2.96% of the common stock’s value, regardless of the stock’s performance over the six-month period until the option expires. If the stock remains unchanged, appreciates in value or declines less than 5.79% in value, the option will expire and there would be a 2.96% return for the six-month period. If the stock were to decline by 5.79% or more, the Trust would lose an amount equal to the amount by which the stock’s price declined minus the premium paid to the Trust. The stock’s price could lose its entire value, in which case the Trust would lose $33.90 ($35.00 minus $1.10).

Options on Indices.  The Trust may sell call and put options on stock indices or sectors. Because index and sector options both refer to options on baskets of securities and generally have similar characteristics, we refer to these types of options collectively as “index” options. Options on an index differ from options on individual securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option and (iii) index options reflect price-fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

As the seller of an index call or put option, the Trust receives cash (the premium) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on or before a certain date in the future (the expiration date). The purchaser of an index put option has the right to any depreciation in the value of the index below a fixed price (the exercise price) on or before a certain date in the future (the expiration date). The Trust, in effect, agrees to sell the potential appreciation (in the case of a call) or accept the potential depreciation (in the case of a put) in the value of the relevant index in exchange for the premium. If, at or before expiration, the purchaser exercises the call or put option sold by the Trust, the Trust will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Trust as the seller of the index call or put option.

The Trust may execute a closing purchase transaction with respect to an index option it has sold and sell another option (with either a different exercise price or expiration date or both). The Trust’s objective in entering into such a closing transaction will be to optimize net index option premiums. The cost of a closing transaction may reduce the net index option premiums realized from the sale of the index option.

The Trust will cover its obligations when it sells index options. An index option is considered “covered” if the Trust maintains with its custodian assets determined to be liquid by the Advisors (in accordance with procedures established by the Board) in an amount equal to the contract value of the applicable basket of securities. An index or sector put option also is “covered” if the Trust holds a put on the same basket of securities as the put written where the exercise price of the put held is (i) equal to or more than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Trust in segregated assets determined to be liquid by the Advisors as described above. An index or sector call option also is “covered” if the Trust holds a call on the same basket of securities as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Trust in segregated assets determined to be liquid.

Limitation on Option Writing Strategy.  Under normal market conditions, the Trust generally intends to write covered call and put options with respect to approximately 30% to 40% of its total assets, although this percentage may vary from time to time with market conditions. Initially, the Trust anticipates writing covered call and put options with respect to approximately 33% of its total assets. As the Trust writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

The number of covered call and put options on securities the Trust can write is limited by the total assets the Trust holds, and further limited by the fact that all options represent 100 share lots of the underlying common stock. The Trust will not write “naked” or uncovered call or put options, other than those that are “covered” by the segregation of liquid assets as described above. Furthermore, the Trust’s exchange-listed option transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Trust may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisors. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Master Limited Partnerships.  The Trust may invest up to 25% of the value of its total assets in MLPs. The MLPs in which the Trust intends to invest will be limited partnerships (or limited liability companies taxable as partnerships), the units of which will be listed and traded on a U.S. securities exchange. In addition, such MLPs will derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. The Trust may, however, invest in MLP entities in any sector of the economy.

An MLP is an entity receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, the Trust intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP; has an ownership stake in the partnership, typically a 2% general partner equity interest and usually additional common units and subordinated units; and is eligible to receive an incentive distribution. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. The limited partners also receive cash distributions.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or

“MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis.

The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner that results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

To qualify as a partnership for U.S. federal income tax purposes, an MLP must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of income described in the foregoing and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. Currently, most MLPs operate in the energy, natural resources or real estate sectors. Due to their partnership structure, MLPs generally do not pay income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e. corporate level tax and tax on corporate dividends). For more information on MLPs, see “Investment Policies and Techniques — Master Limited Partnership Interests” in the SAI.

Canadian Royalty Trusts.  A Canadian royalty trust is a trust whose securities are listed on a Canadian stock exchange and which controls an underlying company whose business is the acquisition, exploitation, production and sale of oil and natural gas. These trusts generally pay out to unitholders the majority of the cash flow that they receive from the production and sale of underlying oil and natural gas reserves. The amount of distributions paid on a Canadian royalty trust’s units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs, as well as on the distribution payout ratio policy adopted. As a result of distributing the bulk of their cash flow to unitholders, the ability of a Canadian royalty trust to finance internal growth through exploration is limited. Therefore, Canadian royalty trusts typically grow through acquisition of additional oil and gas properties or producing companies with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt. On October 31, 2006, the Canadian Minister of Finance announced a Tax Fairness Plan for Canadians. A principal component of the plan involved changing the taxation rules governing income trusts. The Minister of Finance announced a tax rate on trust distributions that would start at 34% initially, and then drop to 31.5% by 2011. As a result, Canadian income trusts are now taxed as regular Canadian corporations and are now subject to “double taxation” at both the corporate level and on the income distributed to investors. In response to this change, most Canadian royalty trusts converted to corporations and have reduced their dividends.

REITs.  In pursuing its investment strategy, the Trust may invest in equity interests in REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers of the REITs. In addition, distributions received by the Trust from REITs may consist of dividends, capital gains, and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Trust’s investment strategy results in the Trust investing in REIT shares, the percentage of the Trust’s dividend income received from REIT shares will likely exceed the percentage of the Trust’s portfolio which is comprised of REIT shares. Generally, dividends received by the Trust from REIT shares and distributed to the Trust’s shareholders will not constitute “qualified dividend income” eligible for the reduced tax rate applicable to qualified dividend income; therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by the Trust that shareholders of the Trust receive will be taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income.

Lower Grade Debt Securities.  The Trust may invest up to 10% of its total assets in debt securities rated below investment grade (which are commonly referred to as “high yield securities” or “junk bonds”), such as those rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) and BB or lower by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), or by Fitch Ratings (“Fitch”), or debt securities comparably rated by other rating agencies, or in unrated debt securities determined by the Advisors to be of comparable quality. Debt securities rated Ba by Moody’s are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Debt securities rated BB by S&P or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Debt securities rated C are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated D are in default and the payment of interest and/or repayment of principal is in arrears.

Lower grade debt securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated debt securities. The secondary market for lower grade debt securities may be less liquid than that of higher rated debt securities. Adverse conditions could make it difficult at times for the Trust to sell certain debt securities or could result in lower prices than those used in calculating the Trust’s net asset value.

The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, lower grade debt securities may be relatively less sensitive to interest rate changes than higher quality debt securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade debt securities potentially can have a greater effect on the value of such debt securities than may be the case with higher quality issues of comparable maturity and may be a substantial factor in the Trust’s relative share price volatility.

Lower grade debt securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such debt securities and may have an adverse impact on the value of such debt securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such debt securities to repay principal and pay interest thereon and increase the incidence of default for such debt securities.

The ratings of Moody’s, S&P, Fitch and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Advisors also will independently evaluate these debt securities and the ability of the issuers of such debt securities to pay interest and principal. To the extent that the Trust invests in lower grade debt securities that have not been rated by a rating agency, the Trust’s ability to achieve its investment objective will be more dependent on the Advisors’ credit analysis than would be the case when the Trust invests in rated debt securities.

Strategic Transactions.  In addition to the option strategy discussed above, the Trust may, but is not required to, use the Strategic Transactions described below in an effort to hedge all or a portion of the portfolio or to seek to enhance total return. These Strategic Transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds, closed-end funds and other institutional investors. Although the Advisors seek to use Strategic Transactions to further the Trust’s investment objective, no assurance can be given that they will be successful.

The Trust may purchase and sell futures contracts, options on futures contracts and forward foreign currency contracts, may enter into various interest rate, credit and other derivative transactions and may engage in swaps. The Trust also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as “Strategic Transactions.” The Trust generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Trust’s portfolio, protect the value of the Trust’s portfolio, facilitate the sale of certain securities for investment purposes, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Trust may use Strategic Transactions to enhance potential gain, although the Trust will commit variation margin for Strategic Transactions that involve futures contracts only in accordance with the rules of the Commodity Futures Trading Commission.

Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Advisors’ ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment, or may cause the Trust to hold a security that it might otherwise sell. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes. A more complete discussion of Strategic Transactions and their risks is contained in the Trust’s SAI under the heading “Investment Policies and Techniques — Strategic Transactions and Risk Management.”

Other Investment Companies.  The Trust may invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in Utilities or Infrastructure securities of the types in which the Trust may invest directly. The Trust generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Trust receives the proceeds of the offering of its common shares, or during periods when there is a shortage of attractive Utilities and Infrastructure securities available in the market. As a shareholder in an investment company, the Trust will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Trust’s advisory and other fees and expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. The Advisors will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available Utilities and Infrastructure securities investments. In addition, the securities of other investment companies may be leveraged and will therefore be subject to leverage risks. As described in this prospectus in the section entitled “Risks,” the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Trust. In addition, to the extent the Trust invests in other investment companies, the Trust will be dependent upon the investment and research abilities of persons other than the Advisors. The Trust treats its investments in such open- or closed-end investment companies as investments in Utilities and Infrastructure securities.

The Trust may invest in ETFs, which are investment companies that aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are typically passively managed and their shares are traded on a national exchange or The NASDAQ Stock Market, Inc. (“NASDAQ”). ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Trust, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Trust’s own operations.

Securities Lending.  The Trust may lend portfolio securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Trust receives collateral in cash or securities issued or guaranteed by the U.S. government or irrevocable letters of credit issued by a bank (other than a borrower of the Trust’s portfolio securities or any affiliate of such borrower), which qualifies as a custodian bank for an investment company under the Investment Company Act, which collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Advisor may instruct the lending agent (as defined below) to terminate loans and recall securities so that the securities may be voted by the Trust if required by the Advisor’s proxy voting guidelines. See “Proxy Voting Policies” below. Such notice shall be provided in advance such that a period of time equal to no less than the normal settlement period for the securities in question prior to the record date for the proxy vote or other corporate entitlement is provided.

The Trust receives the equivalent of any income it would have received on the loaned securities. Where the Trust receives securities as collateral, the Trust receives a fee for its loans from the borrower and does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Trust’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Trust is obligated to return the collateral to the borrower upon the return of the loaned securities. The Trust could suffer a loss in the event the Trust must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, the Trust could suffer a loss where the value of the collateral is below the market value of the borrowed securities plus any other receivables from the borrower along with any transaction costs to repurchase the securities. The Trust could also experience delays and costs in gaining access to the collateral. The Trust may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans.

The Trust has received an exemptive order from the Commission permitting it to lend portfolio securities to affiliates of the Trust and to retain an affiliate of the Trust as lending agent. Pursuant to that order, the Trust has retained an affiliated entity of the Advisor as the securities lending agent (the “lending agent”) for a fee, including a fee based on a share of the returns on investment of cash collateral. In connection with securities lending activities, the lending agent may, upon the advice of the Advisor and on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Advisor or its affiliates. Pursuant to the same order, the Trust may invest its uninvested cash in registered money market funds advised by the Advisor or its affiliates, or in a private investment company managed by the lending agent. If the Trust acquires shares in either the private investment company or an affiliated money market fund, shareholders would bear both their proportionate share of the Trust’s expenses and, indirectly, the expenses of such other entities. However, in accordance with the exemptive order, the investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Trust. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Advisor’s waiver of a portion of its advisory fee.

The Trust would continue to accrue the equivalent of the same interest or other income on loaned securities that it would have received had the securities not been on loan, and would also earn income on investments made with any cash collateral for such loans. Any cash collateral received by the Trust in connection with such loans may be invested in a broad range of high quality, U.S. dollar-denominated money market instruments that meet Rule 2a-7 restrictions for money market funds.

BlackRock Investment Management, LLC, a Sub-Advisor of the Trust, acts as securities lending agent for the Trust and will be paid a fee for the provision of these services, including advisory services with respect to the collateral of the Trust’s securities lending program.

Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period.  During the period in which the net proceeds of this offering of common shares are being invested or during periods in which the Advisors determine that they are temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so, the Trust may deviate from its investment strategy and invest all or any portion of its assets in cash, cash equivalents or short-term debt securities that may be either tax-exempt or taxable. See “Investment Policies and Techniques — Cash Equivalents and Short-Term Debt Securities” in the SAI. The Advisors’ determination that they are temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent or in connection with the termination of the Trust.

RISKS

The net asset value of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below.

No Operating History

The Trust is a newly organized, non-diversified, closed-end management investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.

Investment and Market Discount Risk

An investment in the Trust’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in common shares represents an indirect investment in the securities owned by the Trust, a majority of which are traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. As with any stock, the price of the Trust’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. The value of your investment in the Trust will be reduced immediately following the initial offering by the amount of the sales load and the amount of the organizational and offering expenses paid by the Trust. Common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value, which could be significant. This risk is separate and distinct from the risk that the Trust’s net asset value could decrease as a result of its investment activities. At any point in time, including immediately after the completion of this offering, an investment in the Trust’s common shares may be worth substantially less than the original amount invested, even after taking into account distributions paid by the Trust. This risk may be greater for investors who sell their common shares in a relatively short period of time after completion of the initial offering.

Common Stock Risk

The Trust will have exposure to common stocks. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may significantly under-perform relative to fixed income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Trust. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Trust has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Concentration Risk

The Trust’s investments will be concentrated in issuers in the Utilities and Infrastructure business segments. Because the Trust will be concentrated in those business segments, it may be subject to more risks than if it were broadly diversified over numerous industries and sectors of the economy. General changes in market sentiment towards Utilities or Infrastructure companies may adversely affect the Trust, and the performance of Utilities and Infrastructure issuers may lag behind the broader market as a whole. Also, the Trust’s concentration in the Utilities and Infrastructure business segments may subject the Trust to a variety risks associated with those business segments.

Risks of Investing in Utilities and Infrastructure Issuers

Investments in issuers in the Utilities and Infrastructure business segments are subject to certain risks, including the following:

Utilities Companies Risk.  A variety of factors may adversely affect the business or operations of Utilities issuers, including: high interest costs in connection with capital construction and improvement programs; governmental regulation of rates charged to customers (including the potential that costs incurred by the utility change more rapidly than the rate the utility is permitted to charge its customers); costs associated with compliance with and changes in environmental and other regulations; effects of economic slowdowns and surplus capacity; increased competition from other providers of Utilities services; inexperience with and potential losses resulting from a developing deregulatory environment; costs associated with reduced availability of certain types of fuel; the effects of energy conservation policies; effects of a national energy policy; technological innovations; potential impact of terrorist activities; the impact of natural or man-made disasters; regulation by various governmental authorities, including the imposition of special tariffs; and changes in tax laws, regulatory policies and accounting standards.

Infrastructure Companies Risk.  Infrastructure issuers may be susceptible to a variety of factors that may adversely affect their business and operations, including high interest costs in connection with capital construction programs; high leverage; costs associated with environmental and other regulations; surplus capacity costs; and reduced investment in public and private infrastructure projects. A slowdown in new infrastructure projects in developing or developed markets may constrain the abilities of Infrastructure issuers to grow in global markets. Other developments, such as significant changes in population levels or changes in the urbanization and industrialization of developing countries, may reduce demand for products or services provided by Infrastructure issuers.

Technological Risk.  Technological changes in the way a service or product is delivered may render existing technologies obsolete. Although this risk may be considered low with respect to assets of Utilities and Infrastructure companies given the large fixed costs involved in developing such assets and the fact that many utility and infrastructure technologies are well established, any technological change that occurs over the medium term could threaten the profitability of a Utilities or infrastructure company. Utility and infrastructure assets have very few alternative uses should they become obsolete. Communications utilities may be particularly sensitive to these risks, as telecommunications products and services also may be subject to rapid obsolescence resulting from changes in consumer tastes, intense competition and strong market reactions to technological development.

Developing Industries Risk.  Some Utilities or Infrastructure companies are focused on developing new technologies and are strongly influenced by technological changes. Product development efforts by Utilities and Infrastructure companies may not result in viable commercial products. Utilities and Infrastructure companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some Utilities and Infrastructure issuers may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in such Utilities and Infrastructure issuers may be considerably more volatile than that in more established segments of the economy.

Regional Risk.  Should an event that impairs assets or facilities occur in a region where a Utilities or Infrastructure issuer operates, the performance of such Utilities or Infrastructure company may be adversely affected. As many infrastructure assets are not moveable, such an event may have enduring effects on the Utilities or Infrastructure company that are difficult to mitigate.

Strategic Asset Risk.  Utilities and Infrastructure companies may control significant strategic assets. Strategic assets are assets that have a national or regional profile, and may have monopolistic characteristics. Given the national or regional profile and/or their irreplaceable nature, strategic assets may constitute a higher risk target for terrorist acts or adverse political actions.

Environmental Risk.  Utilities and Infrastructure companies can have substantial environmental impacts. Ordinary operations or operational accidents may cause major environmental damage, which could cause Utilities and Infrastructure companies significant financial distress. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Utilities and Infrastructure companies may not be able to recover these costs from insurance. Environmental regulations to which Utilities and Infrastructure companies may be subject include, for example: (i) the federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions, (ii) the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water, (iii) the federal Resource Conservation and Recovery Act (“RCRA”) and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and (iv) the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances. Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which the Trust may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Trust may invest. In the wake of a Supreme Court decision holding that the Environmental Protection Agency (“EPA”) has some legal authority to deal with climate change under the Clean Air Act, the EPA and the Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks. These measures, and other programs addressing greenhouse gas emissions, could reduce demand for energy or raise prices, which may adversely affect the total return of certain of the Trust’s investments. Community and environmental groups may protest the development or operation of assets or facilities of Utilities and Infrastructure companies, and these protests may induce government action to the detriment of Utilities and Infrastructure companies

Political and Expropriation Risk.  Governments may attempt to influence the operations, revenue, profitability or contractual relationships of Utilities and Infrastructure issuers or expropriate their assets. The public interest aspect of the products and services provided by Utilities and Infrastructure companies means political oversight will remain pervasive.

Operational Risk.  The long-term profitability of Utilities and Infrastructure companies is partly dependent on the efficient operation and maintenance of their assets and facilities. Utilities and Infrastructure issuers may be subject to service interruptions due to environmental disasters, operational accidents or terrorist activities, which may impair their ability to maintain payments of dividends or interest to investors. The destruction or loss of an asset or facility may have a major adverse impact on a Utilities or Infrastructure issuer. Failure by the Utilities or Infrastructure issuer to operate and maintain their assets and facilities appropriately or to carry appropriate, enforceable insurance could lead to significant losses.

Regulatory Risk.  Many Utilities and Infrastructure companies are subject to significant federal, state and local government regulation, which may include how facilities are constructed, maintained and operated, environmental and safety controls and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the operations and financial performance of Utilities and Infrastructure issuers. Regulators that have the power to set or modify the prices Utilities and Infrastructure issuers can charge for their products or services can have a significant impact on the profitability of such Utilities and Infrastructure issuers. The returns on regulated assets or services are usually stable during regulated periods, but may be volatile during any period that rates are reset by the regulator. Utilities and Infrastructure companies may be adversely affected by additional regulatory requirements enacted in response to environmental disasters, which may impose additional costs or limit certain operations by such companies operating in various sectors. Foreign Utilities and Infrastructure companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign Utilities and Infrastructure companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign Utilities and Infrastructure companies use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

Interest Rate Risk.  Due to the high costs of developing, constructing, operating and distributing infrastructure assets, many Utilities and Infrastructure companies are highly leveraged. As such, movements in the level of interest rates may affect the returns from these assets. The structure and nature of the debt is therefore an important element to consider in assessing the interest rate risk posed by Utilities and Infrastructure issuers. In particular, the type of facilities, maturity profile, rates being paid, fixed versus variable components and covenants in place (including how they impact returns to equity holders) are crucial factors in assessing any the degree of interest rate risk.

Inflation Risk.  Many Utility and Infrastructure companies may have fixed income streams and, therefore, be unable to increase their dividends during inflationary periods. The market value of Utility or Infrastructure companies may decline in value in times of higher inflation rates. The prices that a Utility or Infrastructure company is able to charge users of its assets may not always be linked to inflation. In this case, changes in the rate of inflation may affect the forecast profitability of the Utility or Infrastructure company.

Supply and Demand Risk.  Utilities and Infrastructure companies may be subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution, or a sustained decline in demand for such commodities, may adversely impact the financial performance of Utilities and Infrastructure companies. Factors affecting the volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution include depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics; policies of the Organization of Petroleum Exporting Countries; and increased competition from alternative energy sources. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; weather conditions; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.

Customer Risk.  The revenue of many Utility and Infrastructure companies may be impacted by the number of users who use the products or services produced by the Utility or Infrastructure company. A significant decrease in the number of users may negatively impact the profitability of a Utility or Infrastructure company. Infrastructure companies can have a narrow customer base. Should these customers or counterparties fail to pay their contractual obligations, significant revenues could cease and not be replaceable. This would affect the profitability of the infrastructure company and the value of any securities or other instruments it has issued.

Project and Financing Risk.  To the extent the Trust invests in Utility and Infrastructure companies which are dependent to a significant extent on new infrastructure projects, the Trust may be exposed to the risk that the project will not be completed within budget, within the agreed time frame or to agreed specifications. From time to time, infrastructure companies may encounter difficulties in obtaining financing for construction programs during inflationary periods. Issuers experiencing difficulties in financing construction programs may also experience lower profitability, which can result in reduced income to the Trust.

Weather and Natural Disasters Risk.  Weather plays a role in the seasonality of some Utilities and Infrastructure companies’ cash flows. Although most Utilities and Infrastructure companies that are subject to weather risk can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions demonstrate that no amount of preparation can protect an Utilities or Infrastructure company from the unpredictability of the weather. Natural disaster risks, such as earthquakes, flood, lightning, hurricanes and wind, are risks facing certain Utility and Infrastructure companies. The damage done by extreme weather or natural disasters also may serve to increase many Utilities and Infrastructure companies insurance premiums.

2012 U.S. Federal Budget Risk.  The proposed U.S. federal budget for fiscal year 2012 calls for the elimination of approximately $46 billion in tax incentives used by certain Utilities and Infrastructure companies and the imposition of new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect Utilities and Infrastructure companies in which the Trust invests and/or the Utilities and Infrastructure business segments generally.

Non-U.S. Securities Risk and Emerging Markets Risk

Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in foreign exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions, including expropriation; lower trading volume; much greater price volatility and illiquidity of certain non-U.S. securities markets; different trading and settlement practices; less governmental supervision; changes in currency exchange rates; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.

Certain countries in which the Trust may invest, especially emerging market countries, historically have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of: the possibility of expropriation or nationalization of assets; confiscatory taxation; difficulty in obtaining or enforcing a court judgment; restrictions on currency repatriation; economic, political or social instability; and diplomatic developments that could affect investments in those countries.

Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Trust and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust’s net asset value or current income could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain investments in non-U.S. securities also may be subject to foreign withholding taxes. Dividend income from non-U.S. corporations may not be eligible for the reduced U.S. income tax rate currently available for qualified dividend income. These risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as: growth of gross domestic product; rates of inflation; capital reinvestment; resources; self-sufficiency; and balance of payments position.

Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non-U.S. issuers to a heightened degree. “Emerging market countries” generally include every nation in the world except developed countries, that is the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These heightened risks include: greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and an increase in price volatility; and certain national policies that may restrict the Trust’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

As a result of these potential risks, the Advisors may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Trust may invest in countries in which foreign investors, including the Advisors, have had no or limited prior experience.

Foreign Currency Risk

Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities owned by the Trust, the unrealized appreciation or depreciation of investments and gains on and income from investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. These risks often are heightened for investments in emerging market countries. In addition, the Trust may enter into foreign currency transactions in an attempt to hedge its currency exposure or enhance its total return, which may further expose the Trust to the risks of foreign currency movements and other risks. The use of foreign currency transactions can result in the Trust incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Trust to deliver or receive a specified currency.

Small and Mid-Capitalization Stock Risk

The Trust may invest in companies with small, medium and large capitalizations. Smaller and medium capitalization company stocks can be more volatile than, and perform differently from, larger capitalization company stocks. There may be less trading in a smaller or medium capitalization company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller and medium capitalization companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller or medium capitalization company’s stock price than is the case for a larger company. The Trust may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium capitalization company stocks may not be well known to the investing public.

Liquidity Risk

In some circumstances, investments may be relatively illiquid making it difficult to acquire or dispose of them at the prices quoted on relevant exchanges or at all. Accordingly, the Trust’s ability to respond to market movements may be impaired and the Trust may experience adverse price movements upon liquidation of its investments. Settlement of transactions may be subject to delay and administrative uncertainties.

MLP Risk

An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments.

Much of the benefit the Trust derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner of a partnership, in computing its U.S. federal income tax liability, will include its allocable share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Trust to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. Thus, if any of the MLPs owned by the Trust were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Trust with respect to its investment in such MLPs would be materially reduced, which could cause a decline in the value of the common stock.

To the extent that the Trust invests in the equity securities of an MLP, the Trust will be a partner in such MLP. Accordingly, the Trust will be required to include in its taxable income the Trust’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Trust. Historically, MLPs have been able to offset a significant portion of their income with tax deductions. The Trust will incur a current tax liability on its allocable share of an MLP’s income and gains that is not offset by the MLP’s tax deductions, losses and credits, or its net operating loss carryforwards, if any. The portion, if any, of a distribution received by the Trust from an MLP that is offset by the MLP’s tax deductions, losses or credits is essentially treated as a return of capital. However, those distributions will reduce the Trust’s adjusted tax basis in the equity securities of the MLP, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Trust for tax purposes upon the sale of any such equity securities or upon subsequent distributions in respect of such equity securities. The percentage of an MLP’s income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in the Trust’s portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability for the Trust.

Because of the Trust’s investments in equity securities of MLPs, the Trust’s earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. Because of these differences, the Trust may make distributions out of its current or accumulated earnings and profits, which will be treated as dividends, in years in which the Trust’s distributions exceed its taxable income. See “Tax Matters.”

In addition, changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Trust or the MLP investments in which the Trust invests.

Risks Associated with the Trust’s Option Strategy

The ability of the Trust to achieve current gains is partially dependent on the successful implementation of its option strategy. Risks that may adversely affect the ability of the Trust to successfully implement its option strategy include the following:

Risks Associated with Options on Securities Generally.  There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Risks of Writing Options.  As the writer of a covered call option, the Trust forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Trust writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited and the risk of net asset value erosion increases. If the Trust experiences net asset value erosion, which itself may have an indirect negative effect on the market price of the Trust’s shares, the Trust will have a reduced asset base over which to write covered calls, which may eventually lead to reduced distributions to shareholders. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When the Trust writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Trust could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Trust received when it wrote the option. While the Trust’s potential gain as the writer of a covered put option is limited to the premium received from the purchaser of the put option, the Trust risks a loss equal to the entire exercise price of the option minus the put premium.

Exchange-Listed Option Risks.  There can be no assurance that a liquid market will exist when the Trust seeks to close out an option position on an options exchange. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. If the Trust were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Trust’s capital appreciation potential on the underlying security.

Over-the-Counter Option Risk.  The Trust may write (sell) unlisted “over-the-counter” or “OTC” options to a significant extent. Options written by the Trust with respect to non-U.S. securities, indices or sectors generally will be OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Trust may be required to treat as illiquid securities being used to cover certain written OTC options. The OTC options written by the Trust will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, the Trust’s ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Trust may be unable to liquidate an OTC option position.

Index Option Risk.  The Trust may sell index call and put options from time to time. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. Because the exercise of an index option is settled in cash, sellers of index call options, such as the Trust, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Trust will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Trust for writing the option. The value of index options written by the Trust, which will be priced daily, will be affected by changes in the value and dividend rates of the underlying common stocks in the respective index, changes in the actual or perceived volatility of the stock market and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller. Distributions paid by the Trust on its common shares may be derived in part from the net index option premiums it receives from selling index call and put options, less the cost of paying settlement amounts to purchasers of the options that exercise their options. Net index option premiums can vary widely over the short term and long term.

Limitation on Option Writing Risk.  The number of call options the Trust can write is limited by the total assets the Trust holds and is further limited by the fact that all options represent 100 share lots of the underlying common stock. Furthermore, the Trust’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Trust may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisors. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Tax Risk.  Income on options on individual stocks will not be recognized by the Trust for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Trust’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Trust from the writing of such options will generally be characterized as short-term capital gain. If an option written by the Trust is exercised, the Trust may recognize taxable gain depending on the exercise price of the option, the option premium, and the fair market value of the security underlying the option. The character of any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Trust in the underlying security. In general, distributions received by shareholders of the Trust that are attributable to short-term capital gains recognized by the Trust from its option writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.

Options on indices of securities and sectors of securities will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Trust will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the option on that date and the adjusted basis of the option. The adjusted basis of the option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to options on indices and sectors will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Trust to recognize gain in advance of the receipt of cash, the Trust may be required to dispose of investments in order to meet its distribution requirements.

Issuer Risk

Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. The amount of a dividend may decline for reasons related to an issuer, such as changes in an issuer’s financial condition or a decision by the issuer to pay a lower dividend.

Investments in Unseasoned Companies

The Trust may invest in the securities of smaller, less seasoned companies. These investments may present greater opportunities for growth, but also involve greater risks than customarily are associated with investments in securities of more established companies. Some of the companies in which the Trust may invest will be start-up companies which may have insubstantial operational or earnings history or may have limited products, markets, financial resources or management depth. Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing. Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Competitors of certain companies may have substantially greater financial resources than many of the companies in which the Trust may invest.

Fixed Income Securities Risk

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. As the average maturity or duration of a security lengthens, the risk that the price of such security will become more volatile increases. In contrast to maturity which measures only time until final payment, duration combines consideration of yield, interest payments, final maturity and call features. Additional risk associated with fixed income securities includes:

Call Risk.  During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity.

Extension Risk.  An issuer may exercise its right to pay principal on an obligation held by the Trust later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease.

Credit Risk.  The possibility that an issuer will be unable to make timely payments of either principal or interest.

Event Risk.  Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors.

Below Investment Grade Securities Risk

The Trust may invest up to 10% of its total assets in securities that are rated below investment grade, which are commonly referred to as “high yield securities” or “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust’s net asset value. Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in common shares of the Trust, both in the short-term and the long-term.

Ratings are relative, subjective and not absolute standards of quality. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition.

Unrated Securities Risk

Because the Trust may purchase securities that are not rated by any rating organization, the Advisors may, after assessing their credit quality, internally assign ratings to certain of those securities in categories of those similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Trust might have difficulty selling them promptly at an acceptable price.

Securities Lending Risk

The Trust may lend its portfolio securities to financial institutions. Securities lending is subject to the risk that loaned securities may not be available to the Trust on a timely basis and the Trust may therefore lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Trust that occurs during the term of the loan would be borne by the Trust and would adversely affect the Trust’s performance. Further, the cash collateral received by the Trust in connection with such a loan may be invested in a security that subsequently loses value. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. These events could also trigger adverse tax consequences for the Trust.

Pursuant to an exemptive order from the Commission, the Trust has retained an affiliated entity of the Advisor as the lending Agent. The lending agent may, upon the advice of the Advisor and on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Advisor or its affiliates. If the Trust acquires shares in either the private investment company or an affiliated money market fund, shareholders would bear both their proportionate share of the Trust’s expenses and, indirectly, the expenses of such other entities. However, in accordance with the exemptive order, the investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Trust.

Dividend Risk

Historically, Utilities and Infrastructure companies have generally paid dividends on their equity securities. However, dividends on common stocks are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the common stocks in which the Trust invests will declare dividends in the future or that if declared they will remain at current levels or increase over time. As described further in “Tax Matters,” “qualified dividend income” received by the Trust and passed through to shareholders will generally be eligible for the reduced tax rate applicable to individuals for taxable years beginning on or before December 31, 2012. There is no assurance as to what portion of the Trust’s distributions will constitute qualified dividend income.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Trust typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk.

The Trust may also use derivatives for leverage, in which case their use would involve leveraging risk. Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Trust to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Trust to be more volatile than if the Trust had not been leveraged.

The Trust’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation.

Derivatives also involve the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. There are a number of factors which may prevent a derivative instrument from achieving desired correlation (or inverse correlation) with an underlying asset, rate or index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for such derivative instrument.

The Trust’s investments in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Trust will engage in these transactions to reduce exposure to other risks when that would be beneficial. Although the Advisors seek to use derivatives to further the Trust’s investment objective, there is no assurance that the use of derivatives will achieve this result.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions on those shares can decline.

Deflation Risk

Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Trust’s portfolio.

Investment Companies and ETFs Risk

Subject to the limitations set forth in the Investment Company Act or as otherwise permitted by the SEC, the Trust may acquire shares in other investment companies and in ETFs, some of which may be investment companies. The market value of the shares of other investment companies and ETFs may differ from their NAV. As an investor in investment companies and ETFs, the Trust would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses. As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs.

The securities of other investment companies and ETFs in which the Trust may invest may be leveraged. As a result, the Trust may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Trust to higher volatility in the market value of such securities and the possibility that the Trust’s long-term returns on such securities (and, indirectly, the long-term returns of the Shares) will be diminished.

Strategic Transactions Risk

The Trust may engage in various Strategic Transactions in an effort to hedge all or a portion of the portfolio or to seek to enhance total return. Strategic Transactions involve the use of derivative instruments. The use of Strategic Transactions to enhance total return may be particularly speculative. Strategic Transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Furthermore, the Trust’s ability to successfully use Strategic Transactions depends on the Advisors’ ability to predict pertinent market movements, which cannot be assured. The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes. In addition, please see the Trust’s SAI for a more detailed description of Strategic Transactions and the various derivative instruments the Trust may use and the various risks associated with them.

Counterparty Risk

The Trust will be subject to credit risk with respect to the counterparties to the derivative contracts entered into by the Trust. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Trust may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceedings. The Trust may obtain only a limited recovery, or may obtain no recovery, in such circumstances.

Non-Diversification Risk

The Trust has registered as a “non-diversified” investment company under the Investment Company Act. For federal income tax purposes, the Trust, with respect to up to 50% of its total assets, will be able to invest more than 5% (but not more than 25%, except for investments in United States government securities and securities of other regulated investment companies, which are not limited for tax purposes) of the value of its total assets in the securities of any single issuer or the securities of one or more qualified publicly traded partnerships. To the extent the Trust invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Trust may be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence. The Trust’s investments will be concentrated in a group of industries that make up the Utilities and Infrastructure business segments, which means they may present more risks than if the Trust was broadly diversified over numerous industries and sectors of the economy. “See — Risks of Investing in Utilities and Infrastructure Issuers.”

Risks Associated with Recent Market Events

While U.S. and global markets had experienced extreme volatility and disruption for an extended period of time, 2010 and the beginning of 2011 witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist. In 2010, several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain, and Portugal, began to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. A return to unfavorable economic conditions could impair the Trust’s ability to achieve its investment objective.

United States Credit Rating Downgrade Risk

The events surrounding the recent negotiations regarding the U.S. federal government debt ceiling and the resulting agreement could adversely affect the Trust’s ability to achieve its investment objective. On August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. federal government debt to “AA+” from “AAA.” The downgrade by S&P could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase the costs of all kinds of debt. These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on Utilities and Infrastructure issuers and the Trust. Neither the Advisor nor the Sub-Advisors can predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Trust’s portfolio. The Advisors intend to monitor developments and seek to manage the Trust’s portfolio in a manner consistent with achieving the Trust’s investment objective, but there can be no assurance that it will be successful in doing so and the Advisors may not timely anticipate or manage existing, new or additional risks, contingencies or developments.

Market Disruption and Geopolitical Risk

The aftermath of the war in Iraq, instability in Afghanistan, Pakistan and the Middle East and terrorist attacks in the United States and around the world may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Trust does not know how long the securities markets may be affected by these events and cannot predict the effects of these events or similar events in the future on the U.S. economy and securities markets.

Potential Conflicts of Interest Risk — Allocation of Investment Opportunities

BlackRock, BlackRock’s affiliates (“Affiliates”) and BlackRock’s significant shareholders (“Significant Shareholders”) are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Trust. BlackRock, its Affiliates and Significant Shareholders may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Trust. Subject to the requirements of the Investment Company Act, BlackRock, its Affiliates and Significant Shareholders intend to engage in such activities and may receive compensation from third parties for their services. Neither BlackRock nor its Affiliates or Significant Shareholders are under any obligation to share any investment opportunity, idea or strategy with the Trust. As a result, BlackRock, its Affiliates and Significant Shareholders may compete with the Trust for appropriate investment opportunities. The results of the Trust’s investment activities, therefore, may differ from those of an Affiliate, Significant Shareholder or another account managed by an Affiliate or Significant Shareholder, and it is possible that the Trust could sustain losses during periods in which one or more Affiliates or Significant Shareholders and other accounts achieve profits on their trading for proprietary or other accounts. BlackRock has adopted policies and procedures designed to address potential conflicts of interests. For additional information about potential conflicts of interest, and the way in which BlackRock addresses such conflicts, please see “Conflicts of Interest” and “Management of the Trust— Trust Management — Potential Material Conflicts of Interest” in the SAI.

Government Intervention in Financial Markets Risk

The recent instability in the financial markets discussed above has led the U.S. government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Trust invests in ways that are unforeseeable. Legislation or regulation may also change the way in which the Trust is regulated. Such legislation or regulation could limit or preclude the Trust’s ability to achieve its investment objective.

Congress has enacted sweeping financial legislation, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), signed into law by President Obama on July 21, 2010, regarding the operation of banks, private fund managers and other financial institutions, which includes provisions regarding the regulation of derivatives. Many provisions of the Dodd-Frank Act will be implemented through regulatory rulemakings and similar processes over a period of time. The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse. Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects. By way of example and not limitation, direct and indirect changes from the Dodd-Frank Act and follow-on regulation may occur to a significant degree with regard to, among other areas, financial consumer protection, bank ownership of and involvement with private funds, proprietary trading, registration of investment advisors, and the trading and use of many derivative instruments, including swaps. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Trust. In addition, Congress may address tax policy, which also could have uncertain direct and indirect impact on trading and operations, as well as, potentially, operations and structure of the Trust, and the SEC has engaged in a general investigation of private funds, which has resulted in increased regulatory oversight and other legislation and regulation relating to private fund managers, private funds and funds of hedge funds.

Further, the Dodd-Frank Act created the Financial Stability Oversight Council (“FSOC”), an interagency body charged with identifying and monitoring systemic risks to financial markets. The FSOC has the authority to require that non-bank financial companies that are “predominantly engaged in financial activities,” such as the Trust, the Advisor and the Sub-Advisors, whose failure it determines would pose systemic risk, be placed under the supervision of the Board of Governors of the Federal Reserve System (“Federal Reserve”). The FSOC has the authority to recommend that the Federal Reserve adopt more stringent prudential standards and reporting and disclosure requirements for non-bank financial companies supervised by the Federal Reserve. Such disclosure requirements may include the disclosure of the identity of investors in private funds such as the Trust. The FSOC also has the authority to make recommendations to the Federal Reserve on various other matters that may affect the Trust, including requiring financial firms to submit resolution plans, mandating credit exposure reports, establishing concentration limits, and limiting short-term debt. The FSOC may also recommend that other federal financial regulators impose more stringent regulation upon, or ban altogether, financial activities of any financial firm that poses what it determines are significant risks to the financial system. In the event that the FSOC designates the Trust as a systemic risk to be placed under the Federal Reserve’s supervision, the Trust could face stricter prudential standards, including risk-based capital requirements, leverage limits, liquidity requirements, concentration requirements, and overall risk management requirements, among other restrictions. Such requirements could hinder the Trust’s ability to meet its investment objective and may place the Trust at a disadvantage with respect to its competitors.

Additionally, BlackRock is, for purposes of the Bank Holding Company Act of 1956, as amended, and any rules or regulations promulgated thereunder from time to time, currently considered a subsidiary of The PNC Financial Services Group, Inc. (“PNC”), which is subject to regulation and supervision as a “financial holding company” by the Federal Reserve. The “Volcker Rule” contained in Section 619 of the Dodd-Frank Act will limit the ability of banking entities, which would include BlackRock by virtue of its relationship with PNC, to sponsor, invest in or serve as investment manager of certain private investment funds. Pursuant to the Dodd-Frank Act, the Volcker Rule’s effective date will be July 21, 2012. Following the effective date of the Volcker Rule, banking entities subject to the Volcker Rule, such as BlackRock, will have at least a two-year period to come into compliance with the provisions of the Volcker Rule. The Volcker Rule could have a significant negative impact on BlackRock, the Advisor and the Sub-Advisors. BlackRock may attempt to take certain actions to lessen the impact of the Volcker Rule, although no assurance can be given that such actions would not have a significant negative impact on the Trust. While the U.S. financial regulators have issued proposed rules implementing the Volcker Rule, the Advisors cannot predict the extent to which the Volcker Rule will be subject to modification by rule prior to its effective date, or the impact any such modifications may have on BlackRock or the Advisors.

The implementation of the Dodd-Frank Act could also adversely affect the Advisor, the Sub-Advisors and the Trust by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Advisor’s, the Sub-Advisors’ and the Trust’s exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements. Increased regulatory oversight could also impose administrative burdens on the Advisor, the Sub-Advisors and the Trust, including, without limitation, responding to investigations and implementing new policies and procedures. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Advisor, the Sub-Advisors and the Trust may be affected by the new legislation and regulation in ways that are currently unforeseeable.

Legislation Risk

At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the Trust. Legislation or regulation may change the way in which the Trust itself is regulated. The Advisors cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the Trust’s ability to achieve its investment objective.

Portfolio Turnover Risk

The Trust’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Trust. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Trust. High portfolio turnover may result in an increased realization of net short-term capital gains by the Trust which, when distributed to common shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

Management Risk

The Trust is subject to management risk because it is an actively managed investment portfolio. The Advisors and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Trust, but there can be no guarantee that these will produce the desired results. The Trust may be subject to a relatively high level of management risk because the Trust may invest in derivative instruments, which may be highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds.

Not a Complete Investment Program

The Trust is intended for investors seeking a high level of total return, through a combination of current income, current gains and long-term capital appreciation. The Trust is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market and is intended for long-term investors. An investment in shares of the Trust should not be considered a complete investment program. Each shareholder should take into account the Trust’s investment objective as well as the shareholder’s other investments when considering an investment in the Trust.

Anti-Takeover Provisions Risk

The Trust’s Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value. See “Certain Provisions in the Agreement and Declaration of Trust.”

HOW THE TRUST MANAGES RISK

Investment Limitations

The Trust has adopted certain investment limitations designed to limit investment risk. Some of these limitations are fundamental and thus may not be changed without the approval of the holders of a majority of the outstanding common shares. See “Investment Restrictions” in the SAI for a complete list of the fundamental and non-fundamental investment policies of the Trust.

Strategic Transactions

The Trust may use certain Strategic Transactions in an effort to hedge all or a portion of the portfolio or to seek to enhance total return. These strategies include using swaps, financial futures contracts, options on financial futures or options based on either an index of long-term securities or on securities whose prices, in the opinion of the Advisors, correlate with the prices of the Trust’s investments. There can be no assurance that Strategic Transactions will be used or used effectively to limit risk, and Strategic Transactions may be subject to their own risks. Please see the Trust’s SAI for a more detailed description of Strategic Transactions and the various derivative instruments the Trust may use and the various risks associated with them.

MANAGEMENT OF THE TRUST

Trustees and Officers

The Board is responsible for the overall management of the Trust, including supervision of the duties performed by the Advisors. There are eleven trustees of the Trust. A majority of the trustees will not be “interested persons” (as defined in the Investment Company Act) of the Trust. The name and business address of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under “Management of the Trust” in the SAI.

Investment Advisor and Sub-Advisors

BlackRock Advisors acts as the Trust’s investment advisor. BlackRock Advisors is responsible for the management of the Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Trust. BlackRock Financial Management, Inc. and BlackRock Investment Management, LLC act as the Trust’s sub-advisors and will perform certain of the day-to-day investment management of the Trust. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, BlackRock Financial Management, Inc., located at 55 East 52nd Street, New York, New York 10055, BlackRock Investment Management, LLC, located at 55 East 52nd Street, New York, New York 10055, are wholly owned subsidiaries of BlackRock. BlackRock is one of the world’s largest publicly-traded investment management firms. As of September 30, 2011, BlackRock’s assets under management were approximately $3.345 trillion. BlackRock has over 20 years of experience managing closed-end products and, as of September 30, 2011 advised a registered closed-end family of 94 exchange-listed active funds with approximately $39.6 billion in assets. In addition, BlackRock advised two non-exchange-listed closed-end funds with approximately $322.7 million in assets.

BlackRock offers products that span the risk spectrum to meet clients’ needs, including active, enhanced and index strategies across markets and asset classes. Products are offered in a variety of structures including separate accounts, mutual funds, iShares® (exchange traded funds), and other pooled investment vehicles. BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®. Headquartered in New York City, as of September 30, 2011, the firm has approximately 10,200 employees in 27 countries and a major presence in key global markets, including North and South America, Europe, Asia, Australia and the Middle East and Africa.

Portfolio Managers

BlackRock uses a team approach in managing its portfolios. The members of the portfolio management team who are primarily responsible for the day-to-day management of the Trust’s portfolio are as follows:

Kathleen Anderson is a Managing Director of BlackRock since 2008. Prior to joining BlackRock in 2006, she was a Director of Merrill Lynch Investment Managers, L.P. (“MLIM”). Ms. Anderson was a Director with MLIM from 2000 to 2006 and a Vice President with MLIM from 1994 to 2000. Ms. Anderson has been a portfolio manager since 1998 and was a research analyst with MLIM from 1993 to 1998.

Robert Shearer, CFA, is a Managing Director of BlackRock. Prior to joining BlackRock in 2006 he was a Managing Director of MLIM. Prior to joining MLIM, Mr. Shearer was a Vice President with David L. Babson & Company, Inc., a Vice President and Sector Manager with Concert Capital Management, Inc. and a Vice President with Fiduciary Trust Company International.

Kyle G. McClements, CFA, Managing Director, is a member of the Fundamental Equity platform within BlackRock’s Portfolio Management Group. He is a senior trader responsible for executing equity derivatives and options trades. Mr. McClements’ service with the firm dates back to 2004, including his years with State Street Research & Management (“SSRM”), which merged with BlackRock in 2005. At SSRM, Mr. McClements was a Vice President and senior derivatives strategist responsible for equity derivative strategy and trading in the Quantitative Equity Group at State Street Research. Prior to joining State Street Research in 2004, Mr. McClements was a senior trader/analyst at Deutsche Asset Management, responsible for derivatives, equity program, technology and energy sector, and foreign exchange trading. Mr. McClements began his career in 1994 as a derivatives analyst with Donaldson Lufkin & Jenrette responsible for pricing and performance analytics for the derivatives trading desk.

Daniel J. Neumann, CFA, Director and energy analyst, is a member of BlackRock’s Global Resources team. Prior to joining BlackRock in 2005, Mr. Neumann was a Vice President and fixed income analyst with State Street Research & Management. He was responsible for coverage of the electric utility, natural gas distribution and pipeline sectors. From 1999 to 2004, he was with Bank of America Securities LLC as an equity research associate focusing on the energy sector. He began his career with PaineWebber Incorporated in 1997 as an investment banking analyst.

Christopher M. Accettella, Director, is a member of the Fundamental Equity platform within BlackRock’s Portfolio Management Group. He is a trader responsible for executing equity derivatives and options trades. Prior to joining BlackRock in 2005, Mr. Accettella was an institutional sales trader with American Technology Research. From 2001 to 2003, he was with Deutsche Asset Management where he was responsible for derivatives and program trading. Prior to that, he was a senior associate in the Pacific Basin Equity Group at Scudder Investments Singapore Limited. Mr. Accettella began his investment career in 1997 as a portfolio analyst in the European Equity group of Scudder Kemper Investments, Inc.

Investment Philosophy

The portfolio management team’s investment philosophy is centered on offering a stable foundation for investors to protect and grow their assets. The portfolio management team believes in the total return potential and relative downside protection of dividend-paying securities, as they offer the prospect of a consistent revenue stream to buffer against market volatility. The portfolio management team also believes that the potential for downside protection combined with upside participation typically leads to strong long-term total returns and preservation of capital.

Investment Process

As value investors, the portfolio management team considers various shorter-term valuation metrics, but ultimately seeks to add value by managing the portfolio for longer-term earnings strength and consistency. They believe a well-constructed portfolio is one that offers upside capture in periods of economic strength and downside protection periods of weakness, thereby avoiding unnecessary portfolio turnover. The portfolio management team uses deep sector and industry-level expertise combined with fundamental bottom-up stock and industry analysis in order to narrow down their universe of large cap value stocks. They focus on analyzing those stocks that exhibit dividend “discipline,” conservative balance sheets, consistent management teams and those that tend to operate in industries where they have a sustainable competitive advantage. The combination of these characteristics tends to promote both earnings stability for downside protection and earnings strength for future appreciation. The ultimate goal of the process is to continually balance reliable dividend income with steady price appreciation in anticipation of strong total returns in the long term.

Research begins with an active fundamental process focusing on large cap issuers. The process narrows down the universe to dividend-paying equities with conservative debt-to-capital ratios (<50%). Ideally, these companies will have strong balance sheets, stable revenues and earnings, and exhibit future earnings power. These valuations are met with a bottom-up examination of structural characteristics of sectors and industries, which are screened for mid- to long-term profitability and earnings growth projections.

Research is conducted through one-on-one meetings, firm management meetings, and analyst and portfolio managers’ fundamental research. The portfolio management team aims to identify the inflection points in both stocks and industries in order to capture the greatest potential appreciation. Company and sector investment ideas are developed from meetings, conferences, reading and screening various databases. Once identified, companies are researched to determine if the stock is at or near a technical inflection point.

The portfolio managers consider ongoing investment research to be an integral part of the portfolio management process and thus place a large emphasis on the research component. The portfolio management team devotes the majority of its time to portfolio management and investment research. They also take advantage of BlackRock’s global equity research departments to gain supplemental insight into industry and company analysis.

Investment Management Agreements

Pursuant to an investment management agreement between BlackRock Advisors and the Trust (the “Investment Management Agreement”), the Trust has agreed to pay BlackRock Advisors a management fee at an annual rate equal to 1.00% of the average daily value of the net assets of the Trust.

BlackRock Advisors will pay an annual sub-advisory fee to each Sub-Advisor equal to 51% of the management fee received by BlackRock Advisors with respect to the average daily value of the net assets of the Trust allocated to such Sub-Advisor.

A discussion regarding the basis for the approval of the investment management agreements by the board of trustees will be available in the Trust’s first report to shareholders.

In addition to the fees paid to BlackRock Advisors, the Trust pays all other costs and expenses of its operations, including compensation of its trustees (other than those who are employees or officers of the Advisors), custodian, leveraging expenses, transfer and dividend disbursing agent expenses, legal fees, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

NET ASSET VALUE

The NAV of the common shares of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. Net asset value per common share will be determined as of the close of the regular trading session on the NYSE on each business day on which the NYSE is open for trading. The Trust calculates net asset value per common share by subtracting the Trust’s liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) from the Trust’s total assets (the value of the securities the Trust holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Trust outstanding.

The Trust fair values its financial instruments at market value using independent broker-dealer quotes or approved pricing services under policies approved by the Board. Equity securities that are traded on a recognized securities exchange (e.g., the NYSE), separate trading boards of a securities exchange, or through a market system that provides contemporaneous transaction pricing information (an “Exchange”) are valued via independent pricing services generally at the Exchange closing price or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which the assets or liabilities are valued. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security, in which case such asset will be treated as a Fair Value Asset (as defined herein). Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Swap agreements are valued utilizing quotes received by the Trust’s pricing service or through broker-dealers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows and trades and values of the underlying reference instruments. Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade.

An exchange-traded option for which there is no mean price available is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option, in which case such asset will be treated as a Fair Value Asset. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price or settle price as of the close of such exchanges. Other types of derivatives for which quotes may not be available are valued at fair value.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment are fair valued (“Fair Value Assets”) as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Trust’s board of trustees. When determining the price for Fair Value Assets, the Advisor and/or the Sub-Advisors seek to determine the price that the Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Advisor and/or Sub-Advisors deem relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Trust’s net assets. If significant events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be deemed Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Trust uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

DISTRIBUTIONS

Commencing with the Trust’s initial distribution, the Trust intends to make regular quarterly cash distributions of all or a portion of its net investment income to common shareholders. We expect to declare the initial quarterly dividend on the Trust’s common shares within approximately 45 days after completion of this offering and to pay that initial quarterly dividend approximately 90 to 120 days after completion of this offering. The Trust will pay common shareholders at least annually all or substantially all of its investment company taxable income. The Trust intends to pay any capital gains distributions at least annually. The Investment Company Act generally limits the Trust to one capital gain distribution per year, subject to certain exceptions.

The Trust may, pursuant to an SEC exemptive order granted to certain of BlackRock’s closed-end funds, adopt a plan to support a level distribution of income, capital gains and/or return of capital (the “Level Distribution Plan”). The Level Distribution Plan will be approved by the Trust’s Board of Trustees and be consistent with the Trust’s investment objective and policies. Under the Level Distribution Plan, the Trust will distribute all available investment income to its shareholders, consistent with its investment objective and as required by the Code. If sufficient investment income is not available on a quarterly basis, the Trust will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each quarterly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Trusts to comply with the distribution requirements imposed by the Code. Shareholders should not draw any conclusions about the Trust’s investment performance from the amount of these distributions or from the terms of the Level Distribution Plan. The Trust’s total return performance on NAV will be presented in its financial highlights table, which will be available in the Trust’s shareholder reports, every six-months. The Board may amend, suspend or terminate the Level Distribution Plan without prior notice if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Level Distribution Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trust is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please see “Risks” for a more complete description of the Trust’s risks.

The tax treatment and characterization of the Trust’s distributions may vary significantly from time to time because of the varied nature of the Trust’s investments. In light of the Trust’s investment policies, the Trust anticipates that the Investment Company Act will require it to accompany each quarterly distribution with a statement setting forth the estimated source (as between net income, capital gains and return of capital) of the distribution made. The Trust will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually. The ultimate tax characterization of the Trust’s distributions made in a calendar or fiscal year cannot finally be determined until after the end of that fiscal year. As a result, there is a possibility that the Trust may make total distributions during a calendar or fiscal year in an amount that exceeds the Trust’s net investment income and net capital gains for the relevant fiscal year. In such situations, the amount by which the Trust’s total distributions exceed its net investment income and net capital gains would generally be treated as a tax-free return of capital reducing the amount of a shareholder’s tax basis in such shareholder’s shares, with any amounts exceeding such basis treated as gain from the sale of shares.

Various factors will affect the level of the Trust’s income, including the asset mix and the Trust’s use of hedging. To permit the Trust to maintain a more stable quarterly distribution, the Trust may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Trust for any particular quarterly period may be more or less than the amount of income actually earned by the Trust during that period. Undistributed income will add to the Trust’s net asset value and, correspondingly, distributions from undistributed income will deduct from the Trust’s net asset value.

Under normal market conditions, the Advisors will seek to manage the Trust in a manner such that the Trust’s distributions are reflective of the Trust’s current and projected earnings levels. The distribution level of the Trust is subject to change based upon a number of factors, including the current and projected level of the Trust’s earnings, and may fluctuate over time.

The Trust reserves the right to change its distribution policy and the basis for establishing the rate of its quarterly distributions at any time and may do so without prior notice to common shareholders.

Shareholders will automatically have all dividends and distributions reinvested in common shares of the Trust issued by the Trust or purchased in the open market in accordance with the Trust’s dividend reinvestment plan unless an election is made to receive cash. See “Dividend Reinvestment Plan.”

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of common shares elects to receive cash by contacting the Reinvestment Plan Agent, all dividends declared for your common shares of the Trust will be automatically reinvested by The Bank of New York Mellon (the “Reinvestment Plan Agent”), agent for shareholders in administering the Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), in additional common shares of the Trust. Shareholders who elect not to participate in the Reinvestment Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by The Bank of New York Mellon, as dividend disbursing agent. You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting The Bank of New York Mellon, as Reinvestment Plan Agent, at the address set forth below. Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Trust for you. If you wish for all dividends declared on your common shares of the Trust to be automatically reinvested pursuant to the Reinvestment Plan, please contact your broker.

The Reinvestment Plan Agent will open an account for each common shareholder under the Reinvestment Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Trust declares a dividend or other distribution (together, a “dividend”) payable in cash, non-participants in the Reinvestment Plan will receive cash and participants in the Reinvestment Plan will receive the equivalent in common shares. The common shares will be acquired by the Reinvestment Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Trust (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”). If, on the dividend payment date, the net asset vale per share (NAV) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued common shares on behalf of the participants. The number of newly issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the dividend payment date. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases. In the event of a market discount on the dividend payment date, the Reinvestment Plan Agent will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the dividend payment date, whichever is sooner (the “last purchase date”), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Trust will pay quarterly income dividends. If, before the Reinvestment Plan Agent has completed its open-market purchases, the market price per common share exceeds the NAV per common share, the average per common share purchase price paid by the Reinvestment Plan Agent may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Reinvestment Plan provides that if the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent may cease making open-market purchases and may invest any uninvested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

The Reinvestment Plan agent maintains all shareholders’ accounts in the Reinvestment Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Reinvestment Plan participant will be held by the Reinvestment Plan Agent on behalf of the Reinvestment Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Reinvestment Plan. The Reinvestment Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Reinvestment Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Reinvestment Plan Agent will administer the Reinvestment Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Reinvestment Plan.

There will be no charges with respect to common shares issued directly by the Trust as a result of dividends or capital gains distributions payable either in common shares or in cash. The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Trust. However, each participant will pay a per share fee incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “Tax Matters.”

Participants that request a sale of shares through the Reinvestment Plan Agent are subject to a $0.02 per share sold fee. All per share fees include any brokerage commission the Reinvestment Plan Agent is required to pay.

The Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants with regard to purchases in the Reinvestment Plan; however, the Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants.

All correspondence concerning the Reinvestment Plan should be directed to the Reinvestment Plan Agent at BNY Mellon Shareholder Services, P.O. Box 358035, Pittsburgh, PA 15252-8035; or by calling 1-866-216-0242.

DESCRIPTION OF SHARES

Common Shares

The Trust is an unincorporated statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of August 25, 2011 (the “Agreement and Declaration of Trust”). The Trust is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Trust by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of common shares owned by each respective shareholder. If and whenever Preferred Shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Trust unless all accrued dividends on Preferred Shares have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met. See “Description of Shares — Preferred Shares” in the SAI. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Trust will send annual and semi-annual reports, including financial statements, to all holders of its shares.

The Trust has no present intention to offer preferred shares. Any additional offering of common shares will be subject to the requirements of the Investment Company Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Trust’s outstanding voting securities.

The Trust’s common shares have been approved for listing on the NYSE, subject to notice of issuance, under the symbol “BUI.” Net asset value will be reduced immediately following the offering of common shares by the amount of the sales load and the amount of the offering expenses paid by the Trust. See “Summary of Trust Expenses.”

Unlike open-end funds, closed-end funds like the Trust do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the NYSE or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, option premiums, cash flow, market supply and demand, liquidity, market volatility, general market and economic conditions and other factors beyond the control of the Trust, the Trust cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase. See “Repurchase of Common Shares” and “Repurchase of Common Shares” in the SAI.

Preferred Shares

The Trust has no current intention of issuing preferred shares. Under the Investment Company Act, the Trust is not permitted to issue preferred shares unless immediately after such issuance the value of the Trust’s total assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., the liquidation value may not exceed 50% of the Trust’s total assets). In addition, the Trust is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Trust’s total assets is at least 200% of such liquidation value. If the Trust issues preferred shares, it may be subject to restrictions imposed by guidelines of one or more rating agencies that may issue ratings for preferred shares issued by the Trust. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Trust by the Investment Company Act. It is not anticipated that these covenants or guidelines would impede the Advisor from managing the Trust’s portfolio in accordance with the Trust’s investment objective and policies. Please see “Description of Shares” in the Trust’s SAI for more information.

CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

The Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of the Board. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Trust. Such attempts could have the effect of increasing the expenses of the Trust and disrupting the normal operation of the Trust. The Board is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A trustee may be removed from office for cause only, and only by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

In addition, the Trust’s Agreement and Declaration of Trust requires the favorable vote of a majority of the Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case “a majority of the outstanding voting securities” (as defined in the Investment Company Act) of the Trust shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all outstanding classes or series of shares of beneficial interest of the Trust. The 5% holder transactions subject to these special approval requirements are:

•	the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder;

•	the issuance of any securities of the Trust to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan);

•	the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

•	the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert the Trust to an open-end investment company, the Trust’s Agreement and Declaration of Trust requires the favorable vote of a majority of the Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Trust, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case “a majority of the outstanding voting securities” (as defined in the Investment Company Act) of the Trust shall be required. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Trust to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, we anticipate conversion of the Trust to an open-end investment company might not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 10 days’ prior notice to all shareholders. Conversion of the Trust to an open-end investment company would require the redemption of any outstanding Preferred Shares, which could eliminate or alter the leveraged capital structure of the Trust with respect to the common shares. Following any such conversion, it is also possible that certain of the Trust’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the NYSE or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The Board believes, however, that the closed-end structure is desirable in light of the Trust’s investment objective and policies. Therefore, you should assume that it is not likely that the Board would vote to convert the Trust to an open-end fund.

For the purposes of calculating “a majority of the outstanding voting securities” under the Trust’s Agreement and Declaration of Trust, each class and series of the Trust shall vote together as a single class, except to the extent required by the Investment Company Act or the Trust’s Agreement and Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The Board has determined that provisions with respect to the Board and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interests of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.

CLOSED-END FUND STRUCTURE

The Trust is a non-diversified, closed-end management investment company with no operating history (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the stock exchange like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at “net asset value.” Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the Trust’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. See “Repurchase of Common Shares” and “Repurchase of Common Shares” in

the SAI. The Board might also consider converting the Trust to an open-end mutual fund, which would also require a vote of the shareholders of the Trust.

REPURCHASE OF COMMON SHARES

Shares of closed-end investment companies often trade at a discount to their net asset values, and the Trust’s common shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Trust’s common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Trust’s net asset value, general market and economic conditions and other factors beyond the control of the Trust. See “Net Asset Value.” Although the Trust’s common shareholders will not have the right to redeem their common shares, the Trust may take action to repurchase common shares in the open market or make tender offers for its common shares. This may have the effect of reducing any market discount from net asset value.

There is no assurance that, if action is undertaken to repurchase or tender for common shares, such action will result in the common shares’ trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Trust’s common shares, you should be aware that the acquisition of common shares by the Trust will decrease the capital of the Trust and, therefore, may have the effect of increasing the Trust’s expense ratio and decreasing the asset coverage with respect to any Preferred Shares outstanding. Any share repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934, as amended, the Investment Company Act and the principal stock exchange on which the common shares are traded. For additional information, see “Repurchase of Common Shares” in the SAI.

TAX MATTERS

The following is a description of certain U.S. federal income tax consequences to a shareholder of acquiring, holding and disposing of common shares of the Trust. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the IRS, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth below. This discussion assumes that the Trust’s shareholder’s hold their common shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Trust and its shareholders (including shareholders subject to special provisions of the Code). The discussion set forth herein does not constitute tax advice. Shareholders are urged to consult their own tax advisors to determine the tax consequences to them of investing in the Trust.

The Trust intends to elect to be treated as, and to qualify each year for special tax treatment afforded to, a regulated investment company under Subchapter M of the Code. In order to qualify as a regulated investment company, the Trust must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Trust will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and the excess of net short-term capital gain over net long-term capital loss) and its “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss). The Trust intends to distribute at least annually substantially all of such income and gain. If the Trust retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Trust fails to qualify as a regulated investment company for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

Distributions paid to you by the Trust from its investment company taxable income are generally taxable to you as ordinary income to the extent of the Trust’s current and accumulated earnings and profits. Certain properly designated distributions may, however, qualify (provided that holding period and other requirements are met by both the Trust and the shareholder) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Trust’s income consists of dividend income from U.S. corporations or (ii) in the case of individual shareholders, for taxable years beginning on or before December 31, 2012, as qualified dividend income eligible to be taxed at a reduced maximum rate to the extent that the Trust receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations. There can be no assurance as to what portion of the Trust’s distributions will qualify for the dividends received deduction or for treatment as qualified dividend income or as to whether the favorable tax treatment for qualified dividend income will be extended by Congress for taxable years beginning after 2012.

Distributions made to you from an excess of net long-term capital gain over net short-term capital loss (“capital gain dividends”), including capital gain dividends credited to you but retained by the Trust, are taxable to you as long-term capital gains if they have been properly reported by the Trust, regardless of the length of time you have owned Trust shares. For individuals, long-term capital gains are generally taxed at a reduced maximum rate.

If, for any calendar year, the Trust’s total distributions exceed both the current taxable year’s earnings and profits and accumulated earnings and profits from prior years, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in the common shares, reducing that basis accordingly. Such distributions exceeding the shareholder’s basis will be treated as gain from the sale or exchange of the shares. When you sell your shares in the Trust, the amount, if any, by which your sales price exceeds your basis in the shares is gain subject to tax. Because a return of capital reduces your basis in the shares, it will increase the amount of your gain or decrease the amount of your loss when you sell the shares. Generally, after the end of each year, you will be provided with a written notice reporting the amount of ordinary dividend income, capital gain dividends and other distributions (if relevant).

The sale or other disposition of shares of the Trust will generally result in capital gain or loss to you which will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Trust shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by you (including amounts credited to you as an undistributed capital gain dividend). Any loss realized on a sale or exchange of shares of the Trust will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date of disposition of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain will currently be taxed at the U.S. federal income tax rates applicable to ordinary income, while long-term capital gain generally will be taxed at a reduced maximum U.S. federal income tax rate.

Dividends and other taxable distributions are taxable to shareholders. If the Trust pays you a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Trust and received by you on December 31 of the year in which the dividend was declared.

The Trust is required in certain circumstances to withhold, for U.S. federal backup withholding purposes, on taxable dividends and certain other payments paid to non-exempt holders of the Trust’s shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS. In addition, the Trust may be required to withhold on distributions to non-U.S. Shareholders.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Trust and its shareholders. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Trust and its shareholders can be found in the SAI that is incorporated by reference into this prospectus. Shareholders are urged to consult their tax advisors regarding the U.S. federal, foreign, state and local tax consequences of investing in the Trust.

UNDERWRITERS

Under the terms and subject to the conditions contained in the underwriting agreement, dated the date of this prospectus, the Underwriters named below, for which Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Wells Fargo Securities, LLC are acting as representatives (the “Representatives”), have severally agreed to purchase, and the Trust has agreed to sell to them, the number of the Trust’s common shares indicated below.

Number of
Underwriters	Common Shares

Morgan Stanley & Co. LLC	2,370,000
Citigroup Global Markets Inc.	2,425,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	5,125,000
UBS Securities LLC	1,070,000
Wells Fargo Securities, LLC	1,400,000
Ameriprise Financial Services, Inc.	825,000
RBC Capital Markets, LLC	510,000
Comerica Securities, Inc.	350,000
BB&T Capital Markets, a division of Scott & Stringfellow, LLC	165,000
Chardan Capital Markets, LLC	80,000
J.J.B. Hilliard, W.L. Lyons, LLC	16,000
Janney Montgomery Scott LLC	35,000
Knight Capital Americas, L.P.	10,800
Ladenburg Thalmann & Co. Inc.	90,000
Maxim Group LLC	35,000
Wedbush Securities Inc.	60,000
Wunderlich Securities, Inc.	25,000
Brean Murray, Carret & Co., LLC	9,000
Capitol Securities Management Incorporated	22,000
Crowell, Weedon & Co.	20,000
D.A. Davidson & Co.	20,700
Dominick & Dominick LLC	17,500
E*Trade Securities LLC	115,000
Geoffrey Richards Securities Corp.	90,000
Gilford Securities Incorporated	10,500
Henley & Company LLC	59,000
J. P. Turner & Company, L.L.C.	14,500
Morgan Keegan & Company, Inc.	100,000
Newbridge Securities Corporation	10,000
Paulson Investment Company, Inc.	61,000
Pershing LLC	98,000
R. M. Stark Co., Inc.	10,000
Source Capital Group, Inc.	18,000
Southwest Securities, Inc.	56,000
Synovus Securities, Inc.	62,000
Wayne Hummer Investments L.L.C.	72,000
Westminster Financial Securities, Inc.	43,000

Total	15,500,000

The Underwriters are offering the common shares subject to their acceptance of the shares from the Trust and subject to prior sale. The underwriting agreement provides that the obligations of the several Underwriters to pay for and accept delivery of the common shares offered by this prospectus are subject to the approval of legal matters by their counsel and to certain other conditions. The Underwriters are obligated to take and pay for all of the common shares offered by this prospectus if any such shares are taken. However, the Underwriters are not required to take or pay for the common shares covered by the Underwriters’ over-allotment option described below.

The Underwriters initially propose to offer part of the common shares directly to the public at the initial offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $0.60 per common share under the initial offering price. After the initial offering of the common shares, the offering price and other selling terms may from time to time be varied by the Representatives. The underwriting discounts and commissions (sales load) of $0.90 per common share are equal to 4.5% of the initial offering price. Investors must pay for any common shares purchased on or before November 28, 2011.

The Trust has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an aggregate of 2,325,000 common shares at the initial offering price per common share listed on the cover page of this prospectus, less underwriting discounts and commissions. The Underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the common shares offered by this prospectus. To the extent the option is exercised, each Underwriter will become obligated, subject to limited conditions, to purchase approximately the same percentage of the additional common shares as the number listed next to the Underwriter’s name in the preceding table bears to the total number of common shares listed next to the names of all Underwriters in the preceding table. If the Underwriters’ over-allotment option is exercised in full, the total price to the public would be $356,500,000, the total Underwriters’ discounts and commissions (sales load) would be $16,042,500, estimated offering expenses would be $713,000, and the total proceeds to the Trust, after expenses, would be $339,744,500.

The following table summarizes the estimated expenses (assuming the Trust issues common shares) and compensation that the Trust will pay:

	Per Common Share		Total
	Without	With	Without	With
	Over-allotment	Over-allotment	Over-allotment	Over-allotment

Public offering price	$20.00	$20.00	$310,000,000	$356,500,000
Sales load	$0.90	$0.90	$13,950,000	$16,042,500
Estimated offering expenses	$0.04	$0.04	$620,000	$713,000
Proceeds, after expenses, to the Trust	$19.06	$19.06	$295,430,000	$339,744,500

The Trust, the Advisor and the Sub-Advisors have agreed to indemnify the underwriters against certain liabilities. The fees to certain Underwriters described below under “— Additional Compensation to Be Paid by the Advisor” are not reimbursable to the Advisor by the Trust, and are therefore not reflected in expenses payable by the Trust in the table above.

Organizational and offering expenses paid by the Trust (other than sales load) will not exceed $0.04 per common share sold by the Trust in this offering. If the organizational and offering expenses referred to in the preceding sentence exceed this amount, the Advisor will pay the excess. The aggregate offering expenses (excluding sales load) are estimated to be $1,850,975 in total, $620,000 of which will be borne by the Trust (or $713,000 if the Underwriters exercise their over-allotment option in full). See “Summary of Trust Expenses.”

The Underwriters have informed the Trust that they do not intend sales to discretionary accounts to exceed five percent of the total number of common shares offered by them.

In order to meet requirements for listing the common shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 common shares ($2,000).

The Trust’s common shares have been approved for listing on the NYSE, subject to notice of issuance. The trading or “ticker” symbol is “BUI.”

The Trust has agreed that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the period ending 180 days after the date of this prospectus, offer, sell, contract to sell, pledge, or otherwise dispose of, or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Trust or any affiliate of the Trust or any person in privity with the Trust, directly or indirectly, including the filing (or participation in the filing) of a registration statement with the SEC in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, any other common shares or any securities convertible into, or exercisable, or exchangeable for, common shares; or publicly announce an intention to effect any such transaction. In the event that either (x) during the last 17 days of the 180-day period referred to above, the Trust issues an earnings release or material news or a material event relating to the Trust occurs or (y) prior to the expiration of such 180-day period, the Trust announces that it will release earnings results during the 16-day period beginning on the last day of such 180-day period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of the earnings release or the occurrence of the material news or material event, as applicable. This lock-up agreement will not apply to the common shares to be sold pursuant to the underwriting agreement or any common shares issued pursuant to the Reinvestment Plan.

In order to facilitate the offering of the common shares, the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the common shares. The Underwriters currently expect to sell more common shares than they are obligated to purchase under the underwriting agreement, creating a short position in the common shares for their own account. A short sale is covered if the short position is no greater than the number of common shares available for purchase by the Underwriters under the over-allotment option (exercisable for 45 days from the date of this prospectus). The Underwriters can close out a covered short sale by exercising the over-allotment option or purchasing common shares in the open market. In determining the source of common shares to close out a covered short sale, the Underwriters will consider, among other things, the open market price of the common shares compared to the price available under the over-allotment option. The Underwriters may also sell common shares in excess of the over-allotment option, creating a naked short position. The Underwriters must close out any naked short position by purchasing common shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the common shares in the open market after pricing that could adversely affect investors who purchase in the offering. As an additional means of facilitating the offering, the Underwriters may bid for, and purchase, common shares in the open market to stabilize the price of the common shares. Finally, the underwriting syndicate may also reclaim selling concessions allowed to an Underwriter or a dealer for distributing the common shares in the offering, if the syndicate repurchases previously distributed common shares in transactions to cover syndicate short positions or to stabilize the price of the common shares. Any of these activities may raise or maintain the market price of the common shares above independent market levels or prevent or retard a decline in the market price of the common shares. The Underwriters are not required to engage in these activities, and may end any of these activities at any time.

Prior to this offering, there has been no public or private market for the common shares or any other securities of the Trust. Consequently, the offering price for the common shares was determined by negotiation among the Trust, the Advisor and the Representatives. There can be no assurance, however, that the price at which the common shares trade after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the common shares will develop and continue after this offering.

The Trust anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to act as underwriters and, subject to certain restrictions, may act as such brokers while they act as underwriters.

In connection with this offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically. The Trust, the Advisor, the Sub-Advisors and the Underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the 1933 Act.

Prior to the public offering of common shares, an affiliate of the Advisor purchased common shares from the Trust in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. As of the date of this prospectus, such affiliate of the Advisor owned 100% of the outstanding common shares. Such affiliate of the

Advisor may be deemed to control the Trust until such time as it owns less than 25% of the outstanding common shares, which is expected to occur as of the completion of the offering of common shares.

The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial lending, investment banking, financial advisory, investment management, principal investment, hedging, derivatives, financing and brokerage activities. Certain of the Underwriters or their respective affiliates from time to time have provided in the past, and may provide in the future, securities trading, commercial lending, investment banking, financial advisory, investment management, principal investment, hedging, derivatives, financing and brokerage activities to the Trust, certain of its executive officers and affiliates and the Advisor, the Sub-Advisors and their affiliates in the ordinary course of business, for which they have received, and may receive, customary fees and expenses.

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the common shares, or the possession, circulation or distribution of this prospectus or any other material relating to the Trust or the common shares in any jurisdiction where action for that purpose is required. Accordingly, the common shares may not be offered or sold, directly or indirectly, and neither this prospectus nor any other offering material or advertisements in connection with the common shares may be distributed or published, in or from any country or jurisdiction except in compliance with the applicable rules and regulations of any such country or jurisdiction.

The principal business address of Morgan Stanley & Co. LLC is 1585 Broadway, New York, New York 10036. The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013. The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is One Bryant Park, New York, New York 10036. The principal place of business of UBS Securities LLC is 299 Park Avenue, New York, New York 10171. The principal address of Wells Fargo Securities, LLC is 375 Park Avenue, New York, New York 10152.

Additional Compensation to be Paid by the Advisor

The Advisor (and not the Trust) has agreed to pay Morgan Stanley & Co. LLC from its own assets, upfront structuring and syndication fees in the amount of $3,240,993.09 for advice relating to the structure, design and organization of the Trust, including without limitation, views from an investor market, distribution and syndication perspective on (i) marketing issues with respect to the Trust’s investment policies and proposed investments, (ii) the overall marketing and positioning thesis for the offering of the Trust’s common shares, (iii) securing participants in the Trust’s initial public offering, (iv) preparation of marketing and diligence materials for Underwriters, (v) conveying information and market updates to the Underwriters, and (vi) coordinating syndicate orders in this offering. The upfront structuring and syndication fees paid to Morgan Stanley & Co. LLC will not exceed 1.0455% of the total public offering price of the common shares. These services provided by Morgan Stanley & Co. LLC to the Advisor are unrelated to the Advisor’s function of advising the Trust as to its investments in securities or use of investment strategies and investment techniques.

The Advisor (and not the Trust) has agreed to pay Citigroup Global Markets Inc. from its own assets, an upfront structuring fee in the amount of $751,447.40 for advice relating to the structure and design of the Trust, which may but need not necessarily include views from an investor market and distribution perspective on (i) marketing issues with respect to the Trust’s investment policies and proposed investments and (ii) the overall marketing and positioning thesis for the Trust’s initial public offering. The upfront structuring fee paid to Citigroup Global Markets Inc. will not exceed 0.2424% of the total public offering price of the common shares. These services provided by Citigroup Global Markets Inc. to the Advisor are unrelated to the Advisor’s function of advising the Trust as to its investments in securities or use of investment strategies and investment techniques.

The Advisor (and not the Trust) has agreed to pay Merrill Lynch, Pierce, Fenner & Smith Incorporated from its own assets, an upfront structuring fee in the amount of $1,443,513 for advice relating to the structure and design and the organization of the Trust as well as services related to the sale and distribution of the Trust’s common shares. The upfront structuring fee paid to Merrill Lynch, Pierce, Fenner & Smith Incorporated will not exceed 0.4656% of the total public offering price of the Trust’s common shares. These services provided by Merrill Lynch, Pierce,

Fenner & Smith Incorporated to Advisor are unrelated to the Advisor’s function of advising the Trust as to its investments in securities or use of investment strategies and investment techniques.

The Advisor (and not the Trust) has agreed to pay UBS Securities LLC from its own assets, an upfront structuring fee in the amount of $326,871.18 for advice relating to the structure, design and organization of the Trust, and the distribution of its common shares. The upfront structuring fee paid to UBS Securities LLC will not exceed 0.1054% of the total public offering price of the Trust’s common shares. These services provided by UBS Securities LLC to the Advisor are unrelated to the Advisor’s function of advising the Trust as to its investments in securities or use of investment strategies and investment techniques.

The Advisor (and not the Trust) has agreed to pay Wells Fargo Securities, LLC from its own assets, an upfront structuring fee in the amount of $395,926.75 for advice relating to the structure and design of the Trust, including without limitation, services related to the sale and distribution of the Trust’s common shares. The upfront structuring fee paid to Wells Fargo Securities, LLC will not exceed 0.1277% of the total public offering price of the Trust’s common shares. These services provided by Wells Fargo Securities, LLC to the Advisor are unrelated to the Advisor’s function of advising the Trust as to its investments in securities or use of investment strategies and investment techniques.

The Advisor (and not the Trust) has agreed to pay Ameriprise Financial Services, Inc. from its own assets, an upfront structuring fee in the amount of $138,349.50 for advice relating to the structure and design of the Trust and the organization of the Trust as well as services related to the sale and distribution of the Trust’s common shares. The upfront structuring fee paid to Ameriprise Financial Services, Inc. will not exceed 0.0446% of the total public offering price of the Trust’s common shares. These services provided by Ameriprise Financial Services, Inc. to the Advisor are unrelated to the Advisor’s function of advising the Trust as to its investments in securities or use of investment strategies and investment techniques.

The Advisor and certain of its affiliates (and not the Trust) may pay commissions to certain of the employees of the Advisor’s affiliates that participate in the marketing of the Trust’s common shares. The commissions paid to the certain employees of the Advisor’s affiliates will not exceed 0.19% of the total public offering price of the Trust’s common shares.

Total underwriting compensation determined in accordance with FINRA rules is summarized as follows. The sales load the Trust will pay of $0.90 per share is equal to 4.5% of the total public offering price of the Trust’s common shares. The Trust has agreed to reimburse the Underwriters the expenses related to the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by FINRA of the terms of the sale of the common shares in an amount not to exceed $15,000 in the aggregate, which amount will not exceed 0.0048% of the total public offering price of the Trust’s common shares. The sum total of all compensation to the Underwriters and commissions paid to employees of the Advisor’s affiliates in connection with this public offering of common shares, including sales load, expense reimbursement and all forms of syndication fee and structuring fee payments to the Underwriters will not exceed 6.7260% of the total public offering price of the Trust’s common shares.

CUSTODIAN AND TRANSFER AGENT

The Custodian of the assets of the Trust is The Bank of New York Mellon. The Custodian performs custodial, trust accounting and portfolio accounting services. The Bank of New York Mellon will also serve as the Trust’s Transfer Agent with respect to the common shares.

LEGAL OPINIONS

Certain legal matters in connection with the common shares will be passed upon for the Trust by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, and for the Underwriters by Clifford Chance US LLP, New York, New York. Clifford Chance US LLP may rely on Skadden, Arps, State, Meagher & Flom LLP as to matters of Delaware law.

PRIVACY PRINCIPLES OF THE TRUST

The Trust is committed to maintaining the privacy of its current and former shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share such information with select parties.

The Trust obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information the Trust receives from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with the Trust, its affiliates or others; (iii) information the Trust receives from a consumer reporting agency; and (iv) from visits to the Trust’s or its affiliates’ websites.

The Trust does not sell or disclose to non-affiliated third parties any non-public personal information about its current and former shareholders, except as permitted by law or as is necessary to respond to regulatory requests or to service shareholder accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

The Trust may share information with its affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, the Trust restricts access to non-public personal information about its current and former shareholders to those BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its current and former shareholders, including procedures relating to the proper storage and disposal of such information.

If you are located in a jurisdiction where specific laws, rules or regulations require the Trust to provide you with additional or different privacy-related rights beyond what is set forth above, then the Trust will comply with those specific laws, rules or regulations.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

15,500,000 Shares

BlackRock Utility and Infrastructure Trust

Common Shares
$20.00 per Share

PROSPECTUS
November 22, 2011

Morgan Stanley
Citigroup
BofA Merrill Lynch
UBS Investment Bank
Wells Fargo Securities
Ameriprise Financial Services, Inc.
RBC Capital Markets
Comerica Securities
BB&T Capital Markets
Chardan Capital Markets, LLC
J.J.B. Hilliard, W.L. Lyons, LLC
Janney Montgomery Scott
Knight
Ladenburg Thalmann & Co. Inc.
Maxim Group LLC
Wedbush Securities Inc.
Wunderlich Securities

Until December 17, 2011 (25 days after the date of this prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligations to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

BlackRock Utility and Infrastructure Trust

STATEMENT OF ADDITIONAL INFORMATION
November 22, 2011

BlackRock Utility and Infrastructure Trust (the “Trust”) is a non-diversified, closed-end management investment company with no operating history. This Statement of Additional Information relating to common shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated November 22, 2011. This Statement of Additional Information (“SAI”), which is not a prospectus, does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling (800) 882-0052. You may also obtain a copy of the prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the prospectus.

USE OF PROCEEDS

Pending investment in securities that meet the Trust’s investment objective and policies, the net proceeds of this offering will be invested in short-term debt securities of the type described below under “Investment Policies and Techniques — Cash Equivalents and Short-Term Debt Securities.” If necessary to invest fully the net proceeds of this offering immediately, the Trust may also purchase, as temporary investments, securities of other open- or closed-end investment companies that invest primarily in securities of the type in which the Trust may invest directly. We currently anticipate that the Trust will be able to invest all of the net proceeds in accordance with the Trust’s investment objective and policies within approximately three months after the completion of this offering.

INVESTMENT RESTRICTIONS

Investment Restrictions

Except as described below, the Trust, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and Preferred Shares voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class:

(1) invest 25% or more of the value of its total assets in any one industry (except that the Trust will invest at least 25% of its total assets in companies operating in the industry or group of related industries that make up the Utilities and Infrastructure business segments);

(2) issue senior securities or borrow money other than as permitted by the Investment Company Act of 1940, as amended (the “Investment Company Act”) or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

(3) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Trust’s investment objective and policies or the entry into repurchase agreements;

(4) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Trust may be deemed to be an underwriter;

(5) purchase or sell real estate, except that the Trust may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs and real estate operating companies, and instruments secured by real estate or interests therein and the Trust may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Trust’s ownership of such other assets; or

(6) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Trust becoming subject to registration with the Commodity Futures Trading Commission as a commodity pool.

When used above with respect to particular shares of the Trust, “majority of the outstanding” means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

The policies enumerated above are the Trust’s only fundamental policies that require a shareholder vote to change. The Trust’s investment objective and all of its other investment policies adopted from time to time may be changed by the Board without shareholder approval.

In addition to the foregoing fundamental investment policies, the Trust is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board. The Trust may not:

(1) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 15% of the value of the Trust’s total assets and the Trust’s aggregate short sales of a particular class of securities of an issuer does not exceed 15% of the then outstanding securities of that class. The Trust may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security;

(2) purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act or any regulations promulgated or exemptive relief obtained thereunder;

(3) under normal market conditions, invest less than 80% of its total assets in equity securities issued by by companies that are engaged in the Utilities and Infrastructure business segments; the Trust will provide shareholders with notice at least 60 days prior to changing this non-fundamental policy of the Trust unless such change was previously approved by shareholders; or

(4) purchase securities of companies for the purpose of exercising control.

In accordance with the Investment Company Act, the Trust may invest up to 10% of its total assets in securities of other investment companies. In addition, under the Investment Company Act, the Trust may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Trust’s total assets may be invested in securities of any investment company. Pursuant to the Investment Company Act (or alternatively, pursuant to exemptive orders received from the Commission), these percentage limitations do not apply to investments in affiliated money market funds, and under certain circumstances, do not apply to investments in affiliated investment companies, including exchange traded funds.

The restrictions and other limitations set forth in the Trust’s prospectus and in this SAI will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities. Any investment policy or restriction described in the prospectus or in this SAI is deemed to be a non-fundamental policy or restriction of the Trust, unless otherwise stated.

In addition, to comply with U.S. federal income tax requirements for qualification as a “regulated investment company,” the Trust’s investments will be limited in a manner such that at the close of each quarter of each taxable year, (a) no more than 25% of the value of the Trust’s total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of (i) a single issuer, (ii) two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses or (iii) the securities of one or more “qualified publicly traded partnerships” and (b) with regard to at least 50% of the Trust’s total assets, no more than 5% of its total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer and such securities do not represent more than 10 percent of the voting securities of such issuer. These tax-related limitations may be changed by the trustees to the extent appropriate in light of changes to applicable tax requirements.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Trust’s investment objective, policies and techniques that are described in the prospectus.

Cash Equivalents and Short-Term Debt Securities

For temporary defensive purposes or to keep cash on hand, the Trust may invest up to 100% of its total assets in cash equivalents and short-term debt securities. Cash equivalents and short-term debt investments are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export Import Bank of the United States, Small Business Administration and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the

U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Trust may not be fully insured by the Federal Deposit Insurance Corporation.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Trust purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Trust during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Trust to temporarily invest available cash. The Trust may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Trust may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Trust is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Trust is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Trust could incur a loss of both principal and interest. The Advisors monitor the value of the collateral at the time the action is entered into and on a daily basis during the term of the repurchase agreement. The Advisors do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Trust. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Trust to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Trust and a corporation. There is no secondary market for such notes. However, they are redeemable by the Trust at any time. The Advisors will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continually monitor the corporation’s ability to meet all of its financial obligations, because the Trust’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

(5) Money market funds, which are a type of mutual fund that is required by law to invest in low risk securities. Money market funds typically invest in government securities, certificates of deposits, commercial paper of companies, and other highly liquid and low risk securities.

Equity Securities

While the Trust will primarily invest in common stocks, it may also invest in other equity securities, including preferred stocks, convertible securities, warrants and depository receipts.

Preferred Stock.  Preferred stock has a preference over common stock in liquidation (and, generally, dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities.  A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Warrants.  Warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that the Trust could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the level of the underlying security.

Depository Receipts.  The Trust may invest in both sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations of non-U.S. securities.

Master Limited Partnership Interests

Equity securities issued by MLPs currently consist of common units, subordinated units and preferred units.

MLP Common Units.  MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. We intend to purchase common units in market transactions as well as directly from the MLP or other parties. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units along with general partner units, have first priority to receive quarterly cash distributions up to the MQD and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

MLP Subordinated Units.  MLP subordinated units are typically not listed on an exchange or publicly traded. The Trust will typically purchase MLP subordinated units through negotiated transactions directly with affiliates of MLPs and institutional holders of such units or will purchase newly issued subordinated units directly from MLPs. Holders of MLP subordinated units are entitled to receive minimum quarterly distributions after payments to holders of common units have been satisfied and prior to incentive distributions to the general partner. MLP subordinated units do not provide arrearage rights. Subordinated units typically have limited voting rights similar to common units. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the MLP of specified financial goals.

MLP Preferred Units.  MLP preferred units are typically not listed on an exchange or publicly traded. The Trust will typically purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.

I-Shares.  I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional i-units in an amount equal to the cash distributions received by MLP common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates receipt of i-units, rather than cash distributions. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. I-Shares are traded on the New York Stock Exchange (the “NYSE”).

Structured Products

The Trust may invest in structured products, including instruments such as credit-linked securities and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some security, currency or index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark.

Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of structured products also exposes the Trust to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of the Trust.

Structured Notes and Indexed Securities.  Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. The Trust currently does not intend to invest in structured notes that involve leverage.

Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, the Trust’s investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the Investment Company Act.

Strategic Transactions and Risk Management

Consistent with its investment objective and policies set forth herein and in its prospectus, and in addition to its option strategy, the Trust may also enter into certain transactions in an effort to hedge all or a portion of the portfolio or to seek to enhance the Trust’s total returns. In particular, the Trust may purchase and sell futures contracts, exchange listed and over-the-counter call and put options on securities, equity and other indices and futures contracts, forward foreign currency contracts, and may enter into various derivative transactions (collectively, “Strategic Transactions”). Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes and to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these Strategic Transactions may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Strategic Transaction is a function of market conditions. The ability of the Trust to manage them successfully will depend on the Advisors’ ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. The Strategic Transactions that the Trust may use are described below. Although the Trust recognizes it is not likely that it will use certain of these strategies in light of its investment policies, it nevertheless describes them here because the Trust may seek to use these strategies in certain circumstances.

Puts on Securities, Indices and Futures Contracts.  In addition to its option strategy, the Trust may purchase put options (“puts”) that relate to securities (whether or not it holds such securities in its portfolio), indices or futures contracts. For the same purposes, the Trust may also sell puts on securities, indices or futures contracts on such securities if the Trust’s contingent obligations on such puts are secured by segregated assets consisting of cash or liquid debt securities having a value not less than the exercise price. In selling puts, there is a risk that the Trust may be required to buy the underlying security at a price higher than the current market price.

Forward Foreign Currency Contracts.  The Trust may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Trust may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Trust intends to acquire. The Trust may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Trust may also use forward currency contracts to shift the Trust’s exposure to foreign currency exchange rate changes from one currency to another. For example, if the Trust owns securities denominated in a foreign currency and the Advisors believe that currency will decline relative to another currency, the Trust might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency. The Trust may also purchase forward currency contracts to enhance income when the Advisors anticipate that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities. The Trust may also use forward currency contracts to offset against a decline in the value of existing investments denominated in a foreign currency. Such a transaction would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Trust could also enter into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Trust’s existing investments are denominated. This type of transaction could offer advantages in terms of cost, yield or efficiency, but may not offset currency exposure as effectively as a simple forward currency transaction to sell U.S. dollars. This type of transaction may result in losses if the currency sold does not perform similarly to the currency in which the Trust’s existing investments are denominated. The Trust may also use forward currency contracts in one currency or a basket of currencies to attempt to offset against fluctuations in the value of securities denominated in a different currency if the Advisors anticipate that there will be a correlation between the two currencies.

The cost to the Trust of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Trust enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Trust will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Trust might be unable to close out a forward currency contract. In either event, the Trust would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account. The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Trust might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term strategy is highly uncertain.

Futures Contracts and Options on Futures Contracts.  In connection with its hedging and other risk management strategies, the Trust may also enter into contracts for the purchase or sale for future delivery (“futures contracts”) of securities, aggregates of securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Trust primarily intends to engage in such transactions for bona fide risk management and other portfolio management purposes.

Calls on Securities, Indices and Futures Contracts.  In addition to its option strategy, in order to enhance income or reduce fluctuations on net asset value, the Trust may sell or purchase call options (“calls”) on securities and indices based upon the prices of futures contracts and debt or equity securities that are traded on U.S. and non-U.S. securities exchanges and in the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Trust must be “covered” as long as the call is outstanding (i.e., the Trust must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Trust exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Trust to hold an instrument which it might otherwise have sold. The purchase of a call gives the Trust the right to buy a security, futures contract or index at a fixed price. Calls on futures on securities must also be covered by assets or instruments acceptable under applicable segregation and coverage requirements.

Interest Rate Transactions.  The Trust may enter into interest rate swaps and purchase or sell interest rate caps and floors primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust intends to use these transactions for risk management purposes and not as a speculative investment. The Trust will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

The Trust may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is offsetting volatility with respect to its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. Inasmuch as these Strategic Transactions are entered into for good faith risk management purposes, the Advisors and the Trust believe such obligations do not constitute senior securities, and, accordingly, will not treat them as being subject to its borrowing restrictions. The Trust will accrue the net amount of the excess, if any, of the Trust’s obligations over its entitlements with respect to each interest rate swap on a daily basis and will designate on its books and records with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. The Trust will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

Credit Default Swap Agreements and Similar Instruments.  The Trust may enter into credit default swap agreements, a type of derivative, for hedging purposes or to seek to increase its returns. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Trust. The Trust enters into credit default agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Trust may either buy or sell (write) credit default swaps on single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Trust will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Trust will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

Credit Linked Securities.  Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps, and other securities, in order to provide exposure to certain high yield or other fixed income markets. A credit-linked security is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuing trust’s receipt of payments from, and the issuing trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuing trust invests. For instance, the issuing trust may sell one or more credit default swaps, under which the issuing trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuing trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Trust would receive as an investor in the Trust. The Trust’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk.

Total Return Swap Agreements.  Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Trust’s portfolio because, in addition to its total net assets, the Trust would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Trust thereunder. Swap agreements also bear the risk that the Trust will not be able to meet its obligation to the counterparty. Generally, the Trust will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Trust receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Trust’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Trust. If the total return swap transaction is entered into on other than a net basis, the full amount of the Trust’s obligations will be accrued on a daily basis, and the full amount of the Trust’s obligations will be segregated by the Trust in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Trust initially to make an equivalent direct investment, plus or minus any amount the Trust is obligated to pay or is to receive under the total return swap agreement.

Credit Derivatives.  The Trust may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Advisors are incorrect in their forecasts of default risks, market spreads or other applicable factors, the investment performance of the Trust would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Advisors are correct in their forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of credit derivative transactions that may be entered into by the Trust. The Trust’s risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Trust purchases a default option on a security, and if no default occurs with respect to the security, the Trust’s loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Trust’s loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option hedged.

New Products.  The financial markets continue to evolve and financial products continue to be developed. The Trust reserves the right to invest in new financial products as they are developed or become more widely accepted. As with any new financial product, these products will entail risks, including risks to which the Trust currently is not subject.

Appendix C contains further information about the characteristics, risks and possible benefits of Strategic Transactions and the Trust’s other policies and limitations (which are not fundamental policies) relating to investment in futures contracts and options. The principal risks relating to the use of futures contracts and other Strategic Transactions are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Trust’s portfolio; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by the Advisor; and (d) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Trust being in a worse position than if such techniques had not been used.

Certain provisions of the Code may restrict or affect the ability of the Trust to engage in Strategic Transactions. See “Tax Matters.”

OTHER INVESTMENT POLICIES AND TECHNIQUES

Restricted and Illiquid Securities

Certain of the Trust’s investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

When-Issued and Forward Commitment Securities

The Trust may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to offset against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Trust will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Trust disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Trust enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Trust. There is always a risk that the securities may not be delivered and that the Trust may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Trust as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing restrictions.

Reverse Repurchase Agreements

The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. At the time the Trust enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Trust establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under certain circumstances in which the Trust does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust’s limitation on borrowings. The use by the Trust of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Trust has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust’s obligation to repurchase the securities, and the Trust’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Repurchase Agreements

As temporary investments, the Trust may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Trust’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Trust will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Advisors, present minimal credit risk. The risk to the Trust is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines, there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Trust might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Trust may be delayed or limited. The Advisors will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Advisors will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Short Sales

While the Trust does not currently intend to engage in short sales of securities, the Trust is permitted to engage in such transactions. A short sale is a transaction in which the Trust sells a security it does not own in anticipation that the market price of that security will decline. The Trust may make short sales for risk management purposes, to maintain portfolio flexibility or to seek to enhance total return.

When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Trust’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Trust will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Trust on such security, the Trust may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Trust’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 15% of the value of its total assets or the Trust’s aggregate short sales of a particular class of securities of an issuer exceeds 15% of the issuer’s outstanding securities of that class. The Trust may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

ADDITIONAL RISK FACTORS

Preferred Stock Risk

The Trust may invest in preferred stock. Preferred stocks are unique securities that combine some of the characteristics of both common stocks and bonds. Preferred stocks generally pay a fixed rate of return and are sold on the basis of current yield, like bonds. However, because they are equity securities, preferred stock provides equity ownership of a company, and the income is paid in the form of dividends. Preferred stocks typically have a yield advantage over common stocks as well as comparably-rated fixed income investments. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stocks also may be subject to optional or mandatory redemption provisions. Certain of the preferred stocks in which the Trust may invest may be convertible preferred stocks, which have risks similar to convertible securities as described below in “— Convertible Securities Risk.”

Convertible Securities Risk

The Trust may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. Similar to traditional fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Short Sales Risk

The Trust may take short positions in securities that the Advisors believe may decline in price or in the aggregate may underperform broad market benchmarks. The Trust may also engage in derivatives transactions that provide similar short exposure. In times of unusual or adverse market, economic, regulatory or political conditions, the Trust may not be able, fully or partially, to implement a short selling strategy.

Short sales are transactions in which the Trust sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own. Short selling allows the Trust to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. If a security sold short increases in price, the Trust may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Trust may have substantial short positions and must borrow those securities to make delivery to the buyer. The Trust may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Trust may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Trust.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero. The use of short sales in combination with long positions in the Trust’s portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Trust held only long positions. It is possible that the Trust’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Trust. In addition, the Trust’s short selling strategies will limit its ability to fully benefit from increases in the securities markets.

By investing the proceeds received from selling securities short, the Trust could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Trust’s exposure to long securities positions and make any change in the Trust’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Trust employs will be successful during any period in which it is employed.

The SEC recently proposed certain restrictions on short sales. If the SEC’s proposals are adopted, they could restrict the Trust’s ability to engage in short sales in certain circumstances. In addition, regulatory authorities in the United States or other countries may adopt bans on short sales of certain securities, either generally, or with respect to certain industries or countries, in response to market events. Restrictions and/or bans on short selling may make it impossible for the Trust to execute certain investment strategies.

Repurchase Agreements Risk

Subject to its investment objective and policies, the Trust may invest in repurchase agreements for investment purposes. Repurchase agreements typically involve the acquisition by the Trust of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Trust will sell the securities back to the institution at a fixed time in the future. The Trust does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Trust could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period in which the Trust seeks to enforce its rights thereto; possible lack of access to income on the underlying security during this period; and expenses of enforcing its rights. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Trust follows procedures approved by the Trust’s Board that are designed to minimize such risks. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Trust generally will seek to liquidate such collateral. However, the exercise of the Trust’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Trust could suffer a loss.

When-Issued and Delayed-Delivery Transactions Risk

The Trust may purchase fixed income securities on a when-issued basis, and may purchase or sell those securities for delayed delivery. When-issued and delayed-delivery transactions occur when securities are purchased or sold by the Trust with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed-delivery basis may expose the Trust to counterparty risk of default, as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Trust will not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Risk Factors in Strategic Transactions and Derivatives

In addition to Appendix C, the following contains risk factors associated with derivatives. Derivatives are volatile and involve significant risks, including:

The Trust’s use of derivatives may reduce its returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Trust’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Trust to sell or otherwise close a derivatives position could expose the Trust to losses and could make derivatives more difficult for the Trust to value accurately. The Trust could also suffer losses related to its derivative positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Advisors may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Trust’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the Trust holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Trust’s hedging transactions will be effective. The income from certain derivatives may be subject to federal income tax. Swap agreements involve the risk that the party with whom the Trust has entered into the swap will default on its obligation to pay the Trust and the risk that the Trust will not be able to meet its obligations to pay the other party to the agreement. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. Securities but rather allow the Trust to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Credit Risk — the risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Trust, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

Leverage Risk — the risk associated with certain types of investments or trading strategies (such as, for example, borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Correlation Risk — the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Trust seeks exposure.

Index Risk — If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Trust could receive lower interest payments or experience a reduction in the value of the derivative to below what that Trust paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

There can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Trust will otherwise be able to sell such instrument at an acceptable price. It may, therefore, not be possible to close a position in a derivative without incurring substantial losses, if at all. Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Trust to potential losses that exceed the amount originally invested by the Trust. When the Trust engages in such a transaction, the

Trust will deposit in a segregated account liquid assets with a value at least equal to the Trust’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Securities and Exchange Commission). Such segregation will ensure that the Trust has assets available to satisfy its obligations with respect to the transaction, but will not limit the Trust’s exposure to loss.

Risks Associated with Swaps

Swaps are privately negotiated transactions between the Trust and a counterparty. All of the rights and obligations of the Trust are detailed in the swap contract, which binds the Trust and its counterparty. Because a swap transaction is a privately-negotiated contract, the Trust remains liable for all obligations under the contract until the swap contract matures or is purchased by the swap counterparty. Therefore, even if the Trust were to sell the swap contract to a third party, the Trust would remain primarily liable for the obligations under the swap transaction. The only way for the Trust to eliminate its primary obligations under the swap agreement is to sell the swap contract back to the original counterparty. Additionally, the Trust must identify liquid assets on its books to the extent of the Trust’s obligations to pay the counterparty under the swap agreement. The Trust will also be exposed to the performance risk of its counterparty. If the counterparty is unable to perform its obligations under the swap contract at maturity of the swap or any interim payment date, the Trust may not receive the payments due it under the swap agreement.

Total return swaps expose the Trust to the price risk of the underlying security, index, futures or option contract, instrument or other economic variable. If the price of the underlying security, index, futures or option contract, instrument or other economic variable increases in value during the term of the swap, the Trust will receive the resulting price appreciation. However, if the price declines in value during the term of the swap, the Trust will be required to pay to its counterparty the amount of the price depreciation. The amount of the price depreciation paid by the Trust to its counterparty would be in addition to the financing fee paid by the Trust to the same counterparty.

Risks Associated with Options

There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”) may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation (“OCC”) may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

Risks Associated with Futures

The primary risks associated with the use of futures contracts and options are: the imperfect correlation between the change in market value of the instruments held by the Trust and the price of the futures contract or option; possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; losses caused by unanticipated market movements, which are potentially unlimited; the Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and the possibility that the counterparty will default in the performance of its obligations.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Trust to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Trust to ascertain a market value for such instruments. The Trust will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Advisors anticipate the Trust can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used. Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Trust has unrealized gains in such instruments or has deposited collateral with its counterparties, the Trust is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations. The Trust will attempt to minimize these risks by engaging in transactions in derivatives traded in OTC markets only with financial institutions that have substantial capital or that have provided the Trust with a third-party guaranty or other credit enhancement.

MANAGEMENT OF THE TRUST

Investment Advisor and Sub-Advisors

BlackRock Advisors acts as the Trust’s investment advisor. BlackRock Financial Management, Inc. and BlackRock Investment Management, LLC (collectively, the “Sub-Advisor”) act as the Trust’s investment sub-advisors. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, BlackRock Financial Management, Inc. located at 55 East 52nd Street, New York, New York 10055, and BlackRock Investment Management, LLC, located at 55 East 52nd Street, New York, New York 10055, are wholly owned subsidiaries of BlackRock, Inc. (“BlackRock”). BlackRock is one of the world’s largest publicly-traded investment management firms. As of September 30, 2011, BlackRock’s assets under management were approximately $3.345 trillion. BlackRock has over 20 years of experience managing closed-end products and, as of September 30, 2011, advised a registered closed-end family of 94 exchange-listed active funds with approximately $39.6 billion in assets. In addition, BlackRock advised two non-exchange-listed closed-end funds with approximately $322.7 million in assets.

BlackRock offers products that span the risk spectrum to meet clients’ needs, including active, enhanced and index strategies across markets and asset classes. Products are offered in a variety of structures including separate accounts, mutual funds, iShares® (exchange traded funds), and other pooled investment vehicles. BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®. Headquartered in New York City, as of September 30, 2011, the firm has approximately 10,200 employees in 27 countries and a major presence in key global markets, including North and South America, Europe, Asia, Australia and the Middle East and Africa.

Investment Management Agreement

Although BlackRock Advisors intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Advisors are not exclusive and BlackRock Advisors provides similar services to other investment companies and other clients and may engage in other activities.

The Investment Management Agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, BlackRock Advisors is not liable to the Trust or any of the Trust’s shareholders for any act or omission by BlackRock Advisors in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust’s shareholders and provides for indemnification by the Trust of BlackRock Advisors, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.

The Investment Management Agreement was approved by the Trust’s Board, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act), at an in-person meeting of the Board held on October 21, 2011. This agreement provides for the Trust to pay a Management Fee at an annual rate equal to 1.00% of the average daily value of the net assets of the Trust.

The Investment Management Agreement was approved by the sole common shareholder of the Trust as of October 24, 2011. The Investment Management Agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Trust (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to the investment management agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Trust or by BlackRock Advisors, on 60 days’ written notice by either party to the other which can be waived by the non-terminating party. The Investment Management Agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

Sub-Investment Advisory Agreements

Pursuant to separate sub-investment advisory agreements, BlackRock Advisors has appointed BlackRock Financial Management, Inc. and BlackRock Investment Management, LLC, each an affiliate of BlackRock Advisors, to perform certain of the day-to-day investment management of the Trust. Each Sub-Advisor will receive a portion of the management fee paid by the Trust to BlackRock Advisors. From the management fees, BlackRock Advisors will pay to each Sub-Advisor a fee equal to 51% of the monthly management fees received by BlackRock Advisors with respect to the average daily net assets of the Trust allocated to such Sub-Advisor.

The sub-investment advisory agreements also provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Trust will indemnify the Sub-Advisors and their respective directors, officers, employees, agents, associates and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations.

Although the Sub-Advisors intend to devote such time and effort to the business of the Trust as is reasonably necessary to perform their duties to the Trust, the services of the Sub-Advisors are not exclusive and the Sub-Advisors provide similar services to other investment companies and other clients and may engage in other activities.

The sub-investment advisory agreements were approved by the Board, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act), at an in-person meeting of the Board held on October 21, 2011.

Each sub-investment advisory agreement was approved by the sole common shareholder of the Trust as of October 24, 2011. Each sub-investment advisory agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Trust (as defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to such agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each sub-investment advisory agreement may be terminated as a whole at any time by the Trust without the payment of any penalty, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Trust, or by BlackRock Advisors or the applicable Sub-Advisor, on 60 days’ written notice by either party to the other. Each sub-investment advisory agreement will also terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

Matters Considered by the Board

A discussion regarding the basis for the approval of the respective initial and successor investment management and each sub-investment advisory agreement by the Board will be available in the Trust’s first report sent to shareholders.

Trustees and Officers

The Board consists of eleven individuals, six of whom are currently not “interested persons” (as defined in the Investment Company Act) of the Trust, and an additional three of whom will not be “interested persons” of the Trust once certain underwriters are no longer principal underwriters of the Trust. The registered investment companies advised by the Advisors or their affiliates (the “BlackRock-Advised Funds”) are organized into one complex of closed-end funds (the “Closed-End Complex”), two complexes of open-end funds (the “Equity-Liquidity Complex,” and the “Equity-Bond Complex”) and one complex of exchange-traded funds (the “Exchange-Traded Complex”; each such complex a “BlackRock Fund Complex”). The Trust is included in the Closed-End Complex. The Trustees also oversee as Board members the operations of the other closed-end registered investment companies included in the Closed-End Complex.

Biographical Information

Certain biographical and other information relating to the Trustees is set forth below, including their address and year of birth, their principal occupations for at least the last five years, the length of time served, the total number of investment companies and portfolios overseen in the BlackRock-Advised Funds and any public directorships held during the past five years.

Number of
BlackRock-
Advised
Registered
				Investment	Other Public
				Companies	Company or
				(“RICs”)	Investment
				Consisting of	Company
			Principal	Investment	Directorships
	Position(s)	Length of	Occupation(s)	Portfolios	Held During
Name, Address	Held with	Time	During Past	(“Portfolios”)	Past Five
and Year of Birth	Trust	Served	Five Years	Overseen*	Years**
Non-Interested Trustees
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Trustee and Chairman of the Board	Since inception	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	96 RICs consisting of 96 Portfolios	Arch Chemical (chemical and allied products)
Michael J. Castellano†† 55 East 52nd Street New York, NY 10055 1946	Trustee and Member of the Audit	Since Inception	Managing Director and Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religions (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010.	96 RICs consisting of 96 Portfolios	None
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Trustee and Member of the Audit Committee	Since inception	Editor of and Consultant for The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	96 RICs consisting of 96 Portfolios	None

Number of
BlackRock-
Advised
Registered
				Investment	Other Public
				Companies	Company or
				(‘‘RICs”)	Investment
				Consisting of	Company
			Principal	Investment	Directorships
	Position(s)	Length of	Occupation(s)	Portfolios	Held During
Name, Address	Held with	Time	During Past	(‘‘Portfolios”)	Past Five
and Year of Birth	Trust	Served	Five Years	Overseen*	Years**
Kathleen F. Feldstein†† 55 East 52nd Street New York, NY 10055 1941	Trustee	Since inception	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	96 RICs consisting of 96 Portfolios	The McClatchy Company (publishing); BellSouth (telecommunications); Knight Ridder (publishing)
James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since inception	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	96 RICs consisting of 96 Portfolios	None
Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Trustee	Since inception	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	96 RICs consisting of 96 Portfolios	BlackRock Kelso Capital Corp. (business development company)
R. Glenn Hubbard†† 55 East 52nd Street New York, NY 10055 1958	Trustee	Since inception	Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.	96 RICs consisting of 96 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)
W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Trustee and Member of the Audit Committee	Since inception	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs, from 2006 to 2010; Chairman of the Finance Department, Harvard Business School, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School, from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	96 RICs consisting of 96 Portfolios	None

Number of
BlackRock-
Advised
Registered
				Investment	Other Public
				Companies	Company or
				(‘‘RICs”)	Investment
				Consisting of	Company
			Principal	Investment	Directorships
	Position(s)	Length of	Occupation(s)	Portfolios	Held During
Name, Address	Held with	Time	During Past	(‘‘Portfolios”)	Past Five
and Year of Birth	Trust	Served	Five Years	Overseen*	Years**
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Trustee, Vice Chair of the Board and Chairperson of the Audit Committee	Since inception	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Director of Enable Medical Corp. from 1996 to 2005; Investment Banker at Morgan Stanley from 1976 to 1987.	96 RICs consisting of 96 Portfolios	AtriCure, Inc. (medical devices)
Interested Trustees
Paul L. Audet† 55 East 52nd Street New York, NY 10055 1953	Trustee	Since inception	Senior Managing Director, BlackRock, Inc., and Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	158 RICs consisting of 286 Portfolios	None
Henry Gabbay† 55 East 52nd Street New York, NY 10055 1947	Trustee	Since inception	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	158 RICs consisting of 286 Portfolios	None

*	For purposes of this chart, “RICs” refers to registered investment companies and “Portfolios” refers to the investment programs of the BlackRock-Advised Funds. The Closed-End Complex, including the Trust, is comprised of 97 RICs.

**	Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During Past Five Years.”

†	Messrs. Audet and Gabbay are “interested persons” (as defined in the 1940 Act) of the Trust by virtue of their current or former positions with the Advisors, each a wholly owned subsidiary of BlackRock, Inc., and their ownership of BlackRock, Inc. and The PNC Financial Service Group, Inc. securities. Messrs. Audet and Gabbay serve as interested trustees of three groups of BlackRock-advised funds - the Closed-End Complex and two complexes of open-end funds.

††	Ms. Feldstein and Messrs. Hubbard and Castellano are currently “interested persons” (as defined in the Investment Company Act) of the Trust as a result of their ownership of securities of one or more of the Trust’s underwriters. Ms. Feldstein and Messrs. Hubbard and Castellano will cease to be “interested persons” once such underwriters are no longer principal underwriters of the Trust.

Experience, Qualifications and Skills

The Independent Trustees have adopted a statement of policy that describes the experience, qualifications, skills and attributes that are necessary and desirable for potential Independent Trustee candidates (the “Statement of Policy”). The Board believes that each Independent Trustee satisfied, at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Trust and protecting the interests of stockholders. Among the attributes common to all Trustees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Trust’s investment advisor, sub-advisor, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Trust or the other funds in the BlackRock fund complexes (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout the years; or other relevant life experiences. The table below discusses some of the experiences, qualifications and skills of each of our Trustees that support the conclusion that they should serve (or continue to serve) on the Board.

Trustee	Experiences, Qualifications and Skills

Richard E. Cavanagh	Mr. Cavanagh brings to the Board a wealth of practical business knowledge and leadership as an experienced director/trustee of various public and private companies. In particular, because Mr. Cavanagh served for over a decade as President and Chief Executive Officer of The Conference Board, Inc., a global business research organization, he is able to provide the Board with expertise about business and economic trends and governance practices. Mr. Cavanagh created the “blue ribbon” Commission on Public Trust and Private Enterprise in 2002, which recommended corporate governance enhancements. Mr. Cavanagh’s service as a director of The Guardian Life Insurance Company of America and as a senior advisor and director of The Fremont Group provides added insight into investment trends and conditions. Mr. Cavanagh’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Trust, its operations, and the business and regulatory issues facing the Trust. Mr. Cavanagh’s independence from the Trust and the Trust’s investment advisor enhances his service as Chair of the Board, Chair of the Executive Committee and as a member of the Governance and Nominating Committee, Compliance Committee and Performance Oversight Committee.
Michael J. Castellano	The Board benefits from Mr. Castellano’s over forty year career in accounting. Mr. Castellano has served as Chief Financial Officer of Lazard Ltd. and as a Managing Director and Chief Financial Officer of Lazard Group. Prior to joining Lazard, Mr. Castellano held various senior management positions at Merrill Lynch & Co., including Senior Vice President — Chief Control Officer for Merrill Lynch’s capital markets businesses, Chairman of Merrill Lynch International Bank and Senior Vice President — Corporate Controller. Prior to joining Merrill Lynch & Co., Mr. Castellano was a partner with Deloitte & Touche where he served a number of investment banking clients over the course of his 24 years with the firm.

Trustee	Experiences, Qualifications and Skills

Frank J. Fabozzi	Dr. Fabozzi holds the designations of Chartered Financial Analyst and Certified Public Accountant. Dr. Fabozzi was inducted into the Fixed Income Analysts Society’s Hall of Fame and is the 2007 recipient of the C. Stewart Sheppard Award given by the CFA Institute. The Board benefits from Dr. Fabozzi’s experiences as a professor and author in the field of finance. Dr. Fabozzi’s experience as a Professor in the Practice of Finance and Becton Fellow at the Yale University School of Management and as editor of the Journal of Portfolio Management demonstrate his wealth of expertise in the investment management and structured finance areas. Dr. Fabozzi has authored and edited numerous books and research papers on topics in investment management and financial econometrics, and his writings have focused on fixed income securities and portfolio management, many of which are considered standard references in the investment management industry. Dr. Fabozzi’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Trust, its operations, and the business and regulatory issues facing the Trust. Moreover, Dr. Fabozzi’s knowledge of financial and accounting matters qualifies him to serve as a member of the Trust’s Audit Committee. Dr. Fabozzi’s independence from the Trust and the Trust’s investment advisor enhances his service as Chair of the Performance Oversight Committee.
Kathleen F. Feldstein	Dr. Feldstein, who served as President of Economics Studies, Inc., an economic consulting firm, benefits the Board by providing business leadership and experience and knowledge of economics. The Board benefits from Dr. Feldstein’s experience as a director/trustee of publicly traded and private companies, including financial services, technology and telecommunications companies. Dr. Feldstein’s long-standing service on the boards of the Closed-End Complex also provides her with a specific understanding of the Trust, its operations, and the business and regulatory issues facing the Trust.
James T. Flynn	Mr. Flynn brings to the Board a broad and diverse knowledge of business and capital markets as a result of his many years of experience in the banking and financial industry. Mr. Flynn’s five years as the Chief Financial Officer of JP Morgan & Co. provide the Board with experience on financial reporting obligations and oversight of investments. Mr. Flynn’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Trust, its operations, and the business and regulatory issues facing the Trust. Mr. Flynn’s knowledge of financial and accounting matters qualifies him to serve as a member of the Trust’s Audit Committee. Mr. Flynn’s independence from the Trust and the Trust’s investment advisor enhances his service as a member of the Performance Oversight Committee.
Jerrold B. Harris	Mr. Harris’s time as President and Chief Executive Officer of VWR Scientific Products Corporation brings to the Board business leadership and experience and knowledge of the chemicals industry and national and international product distribution. Mr. Harris’s position as a director of BlackRock Kelso Capital Corporation brings to the Board the benefit of his experience as a director of a business development company governed by the Investment Company Act and allows him to provide the Board with added insight into the management practices of other financial companies. Mr. Harris’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Trust, its operations and the business and regulatory issues facing the Trust. Mr. Harris’s independence from the Trust and the Trust’s investment advisor fosters his role as Chair of the Compliance Committee and as a member of the Governance and Nominating Committee and Performance Oversight Committee.

Trustee	Experiences, Qualifications and Skills

R. Glenn Hubbard	Dr. Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dr. Hubbard serves as the Dean of Columbia Business School, has served as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago. Dr. Hubbard’s experience as an adviser to the President of the United States adds a dimension of balance to the Trust’s governance and provides perspective on economic issues. Dr. Hubbard’s service on the boards of KKR Financial Corporation, ADP and Metropolitan Life Insurance Company provides the Board with the benefit of his experience with the management practices of other financial companies. Dr. Hubbard’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Trust, its operations, and the business and regulatory issues facing the Trust.
W. Carl Kester	The Board benefits from Dr. Kester’s experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School adds to the Board a wealth of expertise in corporate finance and corporate governance. Dr. Kester has authored and edited numerous books and research papers on both subject matters, including co-editing a leading volume of finance case studies used worldwide. Dr. Kester’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Trust, its operations, and the business and regulatory issues facing the Trust. Dr. Kester’s knowledge of financial and accounting matters qualifies him to serve as a member of the Trust’s Audit Committee. In addition, Dr. Kester’s independence from the Trust and the Trust’s investment advisor enhances his service as a member of the Performance Oversight Committee.
Karen P. Robards	The Board benefits from Ms. Robards’s many years of experience in investment banking and the financial advisory industry where she obtained extensive knowledge of the capital markets and advised clients on corporate finance transactions, including mergers and acquisitions and the issuance of debt and equity securities. Ms. Robards’s prior position as an investment banker at Morgan Stanley provides useful oversight of the Trust’s investment decisions and investment valuation processes. Additionally, Ms. Robards’s experience derived from serving as a director of Care Investment Trust, Inc., a health care real estate investment trust, provides the Board with the benefit of her experience with the management practices of other financial companies. Ms. Robards’s long-standing service on the boards of the Closed-End Complex also provides her with a specific understanding of the Trust, its operations, and the business and regulatory issues facing the Trust. Ms. Robards’s knowledge of financial and accounting matters qualifies her to serve as Vice Chair of the Board and as the Chair of the Trust’s Audit Committee. Ms. Robards’s independence from the Trust and the Trust’s investment advisor enhances her service as a member of the Performance Oversight Committee and Executive Committee.
Paul L. Audet	Mr. Audet has a wealth of experience in the investment management industry, including more than 13 years with BlackRock and over 20 years in finance and asset management. He also has expertise in finance, as demonstrated by his positions as Chief Financial Officer of BlackRock and head of BlackRock’s Global Cash Management business. Mr. Audet currently is a member of BlackRock’s Global Operating and Corporate Risk Management Committees, the BlackRock Alternative Investors Executive Committee and the Investment Committee for the Private Equity Fund of Funds. Prior to joining BlackRock, Mr. Audet was the Senior Vice President of Finance at PNC Bank Corp. and Chief Financial Officer of the investment management and mutual fund processing businesses and head of PNC’s Mergers & Acquisitions unit. Mr. Audet is a member of the Executive Committee.

Trustee	Experiences, Qualifications and Skills

Henry Gabbay	The Board benefits from Dr. Gabbay’s many years of experience in administration, finance and financial services operations. Dr. Gabbay’s experience as a Managing Director of BlackRock, Inc., Chief Administrative Officer of BlackRock Advisors, LLC and President of BlackRock Funds provides the Board with insight into investment company operational, financial and investment matters. Dr. Gabbay’s former positions as Chief Administrative Officer of BlackRock Advisors, LLC and as Treasurer of certain closed-end funds in the Closed-End Complex provide the Board with direct knowledge of the operations of the Trust and its investment advisors. Dr. Gabbay’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Trust, its operations, and the business and regulatory issues facing the Trust.

Board Leadership Structure and Oversight

The Board has overall responsibility for the oversight of the Trust. The Chair of the Board and the Chief Executive Officer are two different people. Not only is the Chair of the Board an Independent Trustee, but also the Chair of each Board committee (each, a “Committee”) is an Independent Trustee. The Board has five standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee. The role of the Chair of the Board is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees between meetings. The Chair of each Committee performs a similar role with respect to such Committee. The Chair of the Board or Committees may also perform such other functions as may be delegated by the Board or the Committees from time to time. The Independent Trustees meet regularly outside the presence of the Trust’s management, in executive session or with other service providers to the Trust. The Board has regular meetings five times a year, including a meeting to consider the approval of the Trust’s advisory agreements, and may hold special meetings if required before their next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the Board to enhance effective oversight.

The Board decided to separate the roles of Chair and Chief Executive Officer because it believes that an independent Chair:

•	Increases the independent oversight of the Trust and enhances the Board’s objective evaluation of the Chief Executive Officer

•	Allows the Chief Executive Officer to focus on the Trust’s operations instead of Board administration

•	Provides greater opportunities for direct and independent communication between shareholders and the Board

•	Provides an independent spokesman for the Trust

The Board has engaged the Advisors to manage the Trust on a day-to day basis. The Board is responsible for overseeing the Advisors, other service providers, the operations of the Trust and associated risks in accordance with the provisions of the 1940 Act, state law, other applicable laws, the Trust’s charter, and the Trust’s investment objective(s) and strategies. The Board reviews, on an ongoing basis, the Trust’s performance, operations, and investment strategies and techniques. The Board also conducts reviews of the Advisors and its role in running the operations of the Trust.

Day-to-day risk management with respect to the Trust is the responsibility of the Advisors or other service providers (depending on the nature of the risk), subject to the supervision of the Advisors. The Trust is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Advisors or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Trust. Risk oversight is part of the Board’s general oversight of the Trust and is addressed as part of various Board and Committee activities. The Board, directly or through Committees, also review reports from, among others, management, the independent registered public accounting firm for the Trust, the Advisors, and internal auditors for the Advisors or its affiliates, as appropriate, regarding risks faced by the Trust and management’s or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Trustees and facilitates effective oversight of compliance with legal and regulatory requirements and of the Trust’s activities and associated risks. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Trust’s compliance program and reports regularly to the Board regarding compliance matters for the Trust and its service providers. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Audit Committee. The Board has a standing Audit Committee composed of Karen P. Robards (Chair), Frank J. Fabozzi, James T. Flynn and W. Carl Kester, all of whom are Independent Trustees. The Board intends to appoint Michael J. Castellano to the Audit Committee once he ceases to be an “interested person” of the Trust. The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting polices and practices of the Trust. The Audit Committee’s responsibilities include, without limitation: (i) approving the selection, retention, termination and compensation of the Trust’s independent registered public accounting firm (the “independent auditors”) and evaluating the independence and objectivity of the independent auditors; (ii) approving all audit engagement terms and fees for the Trust; (iii) reviewing the conduct and results of each audit; (iv) reviewing any issues raised by the independent auditor or management regarding the accounting or financial reporting policies and practices of the Trust, its internal controls, and, as appropriate, the internal controls of certain service providers and management’s response to any such issues; (v) reviewing and discussing the Trust’s audited and unaudited financial statements and disclosure in the Trust’s shareholder reports relating to the Trust’s performance; (vi) assisting the Board in considering the performance of the Trust’s internal audit function provided by its investment advisor, administrator, pricing agent or other service provider; and (vii) resolving any disagreements between Trust management and the independent auditors regarding financial reporting. A copy of the Audit Committee Charter for the Trust can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Governance and Nominating Committee. The Board has a standing Governance and Nominating Committee composed of Richard E. Cavanagh, Frank G. Fabozzi, James T. Flynn, Jerrold B. Harris, W. Carl Kester and Karen P. Robards, all of whom are Independent Trustees. The Board intends to appoint Michael J. Castellano, R. Glenn Hubbard and Kathleen F. Feldstein to the Governance and Nominating Committee once they cease to be “interested persons” of the Trust. The principal responsibilities of the Governance and Nominating Committee are: (i) identifying individuals qualified to serve as Independent Trustees and recommending Independent Trustee nominees for election by shareholders or appointment by the Board; (ii) advising the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (iii) overseeing periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (iv) reviewing and making recommendations in respect of Independent Trustee compensation; (v) monitoring corporate governance matters and making recommendations in respect thereof to the Board; and (vi) acting as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Trustees.

The Governance and Nominating Committee of the Board seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Trust’s activities. In so doing, the Governance and Nominating Committee reviews the size of the Board, the ages of the current Trustees and their tenure on the Board, and the skills, background and experiences of the Trustees in light of the issues facing the Trust in determining whether one or more new trustees should be added to the Board. The Board as a group strives to achieve diversity in terms of gender, race and geographic location. The Governance and Nominating Committee believes that the Trustees as a group possess the array of skills, experiences and backgrounds necessary to guide the Trust. The Trustees’ biographies included above highlight the diversity and breadth of skills, qualifications and expertise that the Trustees bring to the Trust.

The Governance and Nominating Committee may consider nominations for Trustees made by the Trust’s shareholders as it deems appropriate. Under the Trust’s By-laws, shareholders must follow certain procedures to nominate a person for election as a trustee at a shareholder meeting, or to introduce an item of business at a shareholder meeting. The Trust does not intend to hold regular annual shareholders’ meetings. Under these advance notice procedures, shareholders must submit the proposed nominee or item of business by delivering a notice to the Secretary of the Trust at its principal executive offices. Each Trust must receive notice of a shareholder’s intention to introduce a nomination or proposed item of business for a shareholder meeting called for the purpose of electing trustees not later than the close of business on the fifth day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

The Trust’s By-laws provide that notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the shareholder in the business, and certain other information about the shareholder.

Further, the Trust has adopted Trustee qualification requirements which can be found in the Trust’s By-laws and are applicable to all Trustees that may be nominated, elected, appointed, qualified or seated to serve as Trustees. Reference is made to the Trust’s By-laws for more details.

A copy of the Governance and Nominating Committee Charter for the Trust can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Compliance Committee. The Board has a Compliance Committee composed of Jerrold B. Harris (Chair) and Richard E. Cavanagh, each of whom are Independent Trustees. The Board intends to appoint Kathleen F. Feldstein and R. Glenn Hubbard to the Compliance Committee once they cease to be “interested persons” of the Trust. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility with respect to the oversight of regulatory and fiduciary compliance matters involving the Trust, the trust-related activities of BlackRock, and any sub-advisors and the Trust’s other third party service providers. The Compliance Committee’s responsibilities include, without limitation: (i) overseeing the compliance policies and procedures of the Trust and its service providers; (ii) reviewing information on and, where appropriate, recommending policies concerning the Trust’s compliance with applicable law; (iii) reviewing information on any significant correspondence with or other actions by regulators or governmental agencies with respect to the Trust and any employee complaints or published reports that raise concerns regarding compliance matters; and (iv) reviewing reports from and making certain recommendations in respect of the Trust’s Chief Compliance Officer, including, without limitation, determining the amount and structure of the Chief Compliance Officer’s compensation. The Board has adopted a written charter for the Compliance Committee.

Performance Oversight Committee. The Board has a Performance Oversight Committee composed of Frank J. Fabozzi (Chair), Richard E. Cavanagh, James T. Flynn, Jerrold B. Harris, W. Carl Kester and Karen P. Robards, all of whom are Independent Trustees. The Board intends to appoint Michael J. Castellano, Kathleen F. Feldstein and R. Glenn Hubbard to the Performance Oversight Committee once they cease to be “interested persons” of the Trust. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Trust’s investment performance relative to the Trust’s investment objectives, policies and practices. The Performance Oversight Committee’s responsibilities include, without limitation: (i) reviewing the Trust’s investment objectives, policies and practices; (ii) recommending to the Board any required action in respect of changes in fundamental and non-fundamental investment restrictions; (iii) reviewing information on appropriate benchmarks and competitive universes; (iv) reviewing the Trust’s investment performance relative to such benchmarks; (v) reviewing information on unusual or exceptional investment matters; (vi) reviewing whether the Trust has complied with its investment polices and restrictions; and (vii) overseeing policies, procedures and controls regarding valuation of the Trust’s investments. The Board has adopted a written charter for the Performance Oversight Committee.

Executive Committee. The Board has an Executive Committee composed of Richard E. Cavanagh and Karen P. Robards, both of whom are Independent Trustees, and Paul L. Audet, who serves as an interested Trustee. The principal responsibilities of the Executive Committee include, without limitation: (i) acting on routine matters between meetings of the Board; (ii) acting on such matters as may require urgent action between meetings of the Board; and (iii) exercising such other authority as may from time to time be delegated to the Executive Committee by the Board. The Board has adopted a written charter for the Executive Committee.

As the Trust is a closed-end investment company with no prior investment operations, no meetings of the above committees have been held in the fiscal year, except that the Audit Committee met in connection with the organization of the Trust to select the Trust’s independent registered public accounting firm. Additionally, the Nominating and Governance Committee met in connection with the organization of the Trust to approve certain administrative matters.

Share Ownership

		Aggregate Dollar Range of Equity
		Securities Overseen by Trustees in
	Dollar Range of Equity	the Family of Registered
Name of Trustee	Securities in the Trust(*)	Investment Companies
Independent Trustees
Michael J. Castellano†	$0	over $100,000
Richard E. Cavanagh	$0	over $100,000
Frank J. Fabozzi	$0	over $100,000
Kathleen F. Feldstein†	$0	over $100,000
James T. Flynn	$0	over $100,000
Jerrold B. Harris	$0	over $100,000
R. Glenn Hubbard†	$0	over $100,000
W. Carl Kester	$0	over $100,000
Karen P. Robards	$0	over $100,000
Interested Trustees
Paul L. Audet	$0	None
Henry Gabbay	$0	over $100,000

*	As of December 31, 2010. The Trustees could not own shares in the Trust as of this date because the Trust had not yet begun investment operations. The term “Family of Registered Investment Companies” refers to all registered investment companies advised by the Advisors or an affiliate thereof.

†	Ms. Feldstein and Messrs. Hubbard and Castellano are currently “interested persons” (as defined in the Investment Company Act) of the Trust as a result of their ownership of securities of one or more of the Trust’s underwriters. Ms. Feldstein and Messrs. Hubbard and Castellano will cease to be “interested persons” once such underwriters are no longer principal underwriters of the Trust.

Compensation of Trustees

Each Trustee (other than those who are employees or officers of the Advisors) is paid an annual retainer of $250,000 per year for his or her services as a Trustee of all BlackRock-advised closed-end funds (the “Closed-End Complex”) that are overseen by the respective director/trustee and each Trustee may also receive a $10,000 board meeting fee for special unscheduled meetings or meetings in excess of six Board meetings held in a calendar year, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chair and Vice-Chair of the Board are paid an additional annual retainer of $120,000 and $40,000, respectively. The Chairs of the Audit Committee, Compliance Committee, Governance and Nominating Committee, and Performance Oversight Committee are paid an additional annual retainer of $35,000, $20,000, $10,000, and $20,000, respectively. Each Audit Committee member is paid an additional annual retainer of $25,000. The Trust pays a pro rata portion quarterly (based on relative net assets) of the foregoing Trustee fees paid by the funds in the Closed-End Complex.

Dr. Gabbay is an interested person of the Trust and serves as an interested Trustee of three groups of BlackRock-advised funds — the Closed-End Complex and two complexes of open-end funds (the “Equity-Liquidity Complex” and the “Equity-Bond Complex”; each such complex, a “BlackRock Fund Complex”). Dr. Gabbay receives for his services as a Trustee of such BlackRock Fund Complexes (i) an annual retainer of $487,500 allocated to the funds in these three BlackRock Fund Complexes, including the Trust, based on their relative net assets and (ii) with respect to each of the two open-end BlackRock Fund Complexes, a Board meeting fee of $3,750 (with respect to meetings of the Equity-Liquidity Complex) and $18,750 (with respect to meetings of the Equity-Bond Complex) to be paid for attendance at each Board meeting up to five Board meetings held in a calendar year by each such complex (compensation for meetings in excess of this number to be determined on a case-by-case basis). Dr. Gabbay is also reimbursed for out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. Dr. Gabbay’s compensation for serving on the boards of the funds in these BlackRock Fund Complexes (including the Trust) is equal to 75% of each retainer and, as applicable, of each meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the Independent Trustees serving on such boards. The Board of the Trust or of any other fund in a BlackRock Fund Complex may modify the Trustees’ compensation from time to time depending on market conditions and Dr. Gabbay’s compensation would be impacted by those modifications.

The Independent Trustees have agreed that a maximum of 50% of each Independent Trustee’s total compensation paid by funds in the Closed-End Complex may be deferred pursuant to the Closed-End Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Trustees as though equivalent dollar amounts had been invested in common shares of certain funds in the Closed-End Complex selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if they had invested the deferred amounts in such funds in the Closed-End Complex. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund and are recorded as a liability for accounting purposes. A fund may, however, elect to invest in common shares of those funds in the Closed-End Complex selected by the Independent Trustees in order to match its deferred compensation obligation.

The following table sets forth the estimated compensation that each of the Trustees would have earned from the Trust for the fiscal year ended October 31, 2010 and the aggregate compensation paid to them by all funds in the Closed-End Complex for the calendar year ended December 31, 2010.

		Aggregate
		Compensation from
	Aggregate	the Trust and
	Compensation	Closed-End
Name	from the Trust	Complex(1)
Independent Trustees
Michael J. Castellano†	$2,367	$0	(3)
Richard E. Cavanagh	$3,185	$395,000	(2)
Frank J. Fabozzi	$2,540	$320,000	(4)
Kathleen F. Feldstein†	$2,152	$270,000	(5)
James T. Flynn	$2,367	$275,000	(6)
Jerrold B. Harris	$2,324	$275,000	(7)
R. Glenn Hubbard†	$2,238	$260,000	(8)
W. Carl Kester	$2,367	$300,000	(9)
Karen P. Robards	$3,013	$400,000	(10)
Interested Trustees
Paul L. Audet	$0	$0	(11)
Henry Gabbay	$1,829	$212,500	(12)

†	Ms. Feldstein and Messrs. Hubbard and Castellano are currently “interested persons” (as defined in the Investment Company Act) of the Trust as a result of their ownership of securities of one or more of the Trust’s underwriters. Ms. Feldstein and Messrs. Hubbard and Castellano will cease to be “interested persons” once such underwriters are no longer principal underwriters of the Trust.

(1)	Represents the aggregate compensation earned by such persons from the Closed-End Complex during the calendar year ended December 31, 2010. Of this amount, Mr. Cavanagh, Dr. Fabozzi, Dr. Feldstein, Mr. Flynn, Mr. Harris, Dr. Kester and Ms. Robards deferred $37,000, $14,750, $81,000, $137,500, $125,000, $75,000 and $35,000, respectively, pursuant to the

Closed-End Complex’s deferred compensation plan. In addition, during the calendar year ended December 31, 2010, Mr. Cavanagh, Dr. Fabozzi, Dr. Feldstein and Dr. Hubbard received $24,857, $7,591, $3,478 and $18,883, respectively, due to deferred compensation payments in connection with fund liquidations.

(2)	Total amount of deferred compensation payable by the Closed-End Complex to Trustee is $452,570 as of December 31, 2010. Also a member of the AMPS Committee for certain funds in the Closed-End Complex and, as such, was paid a retainer of $25,000 for the year ended December 31, 2010.

(3)	Mr. Castellano was appointed to the Boards of Directors/Trustees of the funds in the Closed-End Complex on April 14, 2011. Therefore, for the purposes of this table, he received no compensation from the Closed-End Complex during the calendar year ended December 31, 2010.

(4)	Total amount of deferred compensation payable by the Closed-End Complex to Trustee is $422,019 as of December 31, 2010. Also a member of the AMPS Committee for certain funds in the Closed-End Complex and, as such, was paid a retainer of $25,000 for the year ended December 31, 2010.

(5)	Total amount of deferred compensation payable by the Closed-End Complex to Trustee is $410,327 as of December 31, 2010.

(6)	Total amount of deferred compensation payable by the Closed-End Complex to Trustee is $547,940 as of December 31, 2010.

(7)	Total amount of deferred compensation payable by the Closed-End Complex to Trustee is $498,128 as of December 31, 2010. Received a retainer of $25,000 for the year ended December 31, 2010 as a member of the Joint Product Pricing Committee, which is an ad hoc committee of the Boards of Directors/Trustees of the other funds in the BlackRock Fund Complexes.

(8)	As of December 31, 2010, Dr. Hubbard did not participate in the deferred compensation plan. Dr. Hubbard previously participated in the deferred compensation plan and is owed $705,827 by the Closed-End Complex as of December 31, 2010 pursuant to such plan.

(9)	Total amount of deferred compensation payable by the Closed-End Complex to Trustee is $298,877 as of December 31, 2010. Also a member of the AMPS Committee for certain funds in the Closed-End Complex and, as such, was paid a retainer of $25,000 for the year ended December 31, 2010.

(10)	Total amount of deferred compensation payable by the Closed-End Complex to Trustee is $286,081 as of December 31, 2010. Also a member of the AMPS Committee for certain funds in the Closed-End Complex and, as such, was paid a retainer of $25,000 for the year ended December 31, 2010. Received a retainer of $25,000 for the year ended December 31, 2010 as a member of the Joint Product Pricing Committee, which is an ad hoc committee of the Boards of Directors/Trustees of the other funds in the BlackRock Fund Complexes.

(11)	Mr. Audet serves without compensation from the Trust because of his affiliation with BlackRock, Inc. and the Advisors.

(12)	As of December 31, 2010, Mr. Gabbay did not participate in the deferred compensation plan. Also a member of the AMPS Committee for certain funds in the Closed-End Complex and, as such, was paid a retainer of $25,000 for the year ended December 31, 2010.

Independent Trustee Ownership of Securities

As of September 30, 2011, the Independent Trustees (and their respective immediate family members) did not beneficially own securities of the Advisors, or an entity controlling, controlled by or under common control with the Advisors (not including registered investment companies).

As of September 30, 2011, as a group, Trustees and officers owned less than 1% of the outstanding common shares in the Trust because the Trust is commencing its offering coincident with the date of the prospectus. Prior to this offering, all of the outstanding shares of the Trust were owned by an affiliate of the Advisors.

Information Pertaining to the Officers

The officers of the Trust, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the tables below. The address of each officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055. Each officer is an “interested person” of the Trust (as defined in the Investment Company Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Name, Address	Position(s)	Length of	Principal Occupations(s)
and Year of Birth	Held with Trust	Time Served	During Past 5 Years
John Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Anne F. Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2011	Managing Director of BlackRock, Inc. since 2000; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2011	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.
Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2011	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2011	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian P. Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2011	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.
Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2011	Managing Director of BlackRock, Inc. since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.

With the exception of the Chief Compliance Officer, officers receive no compensation from the Trust. The Trust compensates the Chief Compliance Officer for his services as its Chief Compliance Officer.

Principal Owners of Common Shares

Prior to the public offering of the Common Shares, an affiliate of the Advisors purchased Common Shares from the Trust in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act, which requires the Trust to have a net worth of at least $100,000 prior to making a public offering. As of the date of this Prospectus, this affiliate of the Advisors owned 100% of the Trust’s outstanding Common Shares and therefore may be deemed to control the Trust until such time as it owns less than 25% of the Trust’s outstanding Common Shares, which is expected to occur upon the closing of this offering.

Trust Management

Portfolio Manager Assets Under Management.  The following table sets forth information about funds and accounts other than the Trust for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of September 30, 2011.

Number of Other Accounts Assets for
	Number of Other Accounts Managed			Which Advisory Fee is
	and Assets by Account Type			Performance-Based
	Other	Other		Other	Other
	Registered	Pooled		Registered	Pooled
Name of	Investment	Investment	Other	Investment	Investment	Other
Portfolio Manager	Companies	Vehicles	Accounts	Companies	Vehicles	Accounts

Kathleen M. Anderson	13 $17.51 billion	2 $120.97 million	3 $90.07 million	0 $0	0 $0	0 $0
Robert M. Shearer	15 $18.66 billion	2 $120.97 million	3 $90.07 million	0 $0	0 $0	0 $0
Kyle G. McClements	15 $6.34 billion	2 $142.75 million	1 $12.24 million	0 $0	0 $0	0 $0
Dan Neumann	2 $1.38 billion	0 $0	0 $0	0 $0	0 $0	0 $0
Christopher Accettella	1 $694.33 million	0 $0	0 $0	0 $0	0 $0	0 $0

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation.  Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Generally, discretionary incentive compensation for Active Equity portfolio managers such as Ms. Anderson and Messrs. Shearer, McClements, Neumann and Accettella is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to Ms. Anderson and Mr. Shearer, such benchmarks for the Fund and other accounts are Lipper Equity Income Funds, Lipper Natural Resources Funds and Lipper Utility Funds classifications. With respect to Mr. Neumann, such benchmarks for the Fund and other accounts is a customized benchmark combining Wilshire and MSCI Energy indices. There are no benchmarks associated with Messrs. McClements and Accettella compensation.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of annual bonuses in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Ms. Anderson and Messrs. Shearer, McClements, Neumann and Accettella have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among various BlackRock investment options. Ms. Anderson and Messrs. Shearer, McClements, Neumann and Accettella have each participated in the deferred compensation program.

Other compensation benefits.  In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Securities Ownership of Portfolio Managers.  The Trust is a newly-organized investment company. Accordingly, as of the date of this SAI, none of the portfolio managers beneficially owned any securities issued by the Trust.

Potential Material Conflicts of Interest.  Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Trust, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Trust. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Trust. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Trust by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Mr. Neumann may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Neumann may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. These policies also seek to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Proxy Voting Policies

The Board has delegated the voting of proxies for the Trust’s securities to the Advisor pursuant to the Advisor’s proxy voting guidelines. Under these guidelines, the Advisor will vote proxies related to Trust securities in the best interests of the Trust and its shareholders. From time to time, a vote may present a conflict between the interests of the Trust’s shareholders, on the one hand, and those of the Advisor, or any affiliated person of the Trust or the Advisor, on the other. In such event, provided that the Advisor’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”) is aware of the real or potential conflict, if the matter to be voted on represents a material, non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Advisor’s clients. If the Advisor determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Advisor’s Portfolio Management Group and/or the Advisor’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Trusts’ Proxy Voting Policy and Procedures is included as Appendix B to this SAI. Information regarding how the Trust voted proxies relating to portfolio securities for the 12-month period ending June 30 will be available (i) without charge, upon request, by calling (800) 441-7762; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Codes of Ethics

The Trust and the Advisors have adopted codes of ethics pursuant to Rule 17j-1 under the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust. These codes can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference

Room may be obtained by calling the Securities and Exchange Commission at (202) 551-8090. These codes of ethics are available on the EDGAR Database on the Securities and Exchange Commission’s website (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

Other Information

BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors. As of June 30, 2011, PNC Financial Services Group, Inc. (“PNC”) owned 21.7% of BlackRock, Barclays PLC (“Barclays”) owned 19.7%, and institutional investors, employees and the public hold economic interests of 58.6%. With regard to voting stock, PNC owned 24.6%, Barclays owned 2.2%, and institutional investors, employees and the public own 73.2% of voting shares.

Prior to the June 1, 2011 repurchase of Bank of America Corporation’s (“Bank of America”) ownership interest in BlackRock, PNC owned 20.2% of BlackRock, Barclays owned 19.5%, Bank of America, through its subsidiary Merrill Lynch & Co. Inc., owned 7.1%, and institutional investors, employees and the public held economic interests of 53.2%. With regard to voting stock, PNC owned 25.1%, Barclays owned 2.3%, and institutional investors, employees and the public owned 72.6% of voting shares; Bank of America did not hold any voting stock.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Advisor and the Sub-Advisors are responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Trust invests are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Trust may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of bonds on a stock exchange are effected through brokers who charge a commission for their services.

The Advisor and the Sub-Advisors are responsible for effecting securities transactions of the Trust and will do so in a manner deemed fair and reasonable to shareholders of the Trust and not according to any formula. The Advisor’s and the Sub-Advisors’ primary considerations in selecting the manner of executing securities transactions for the Trust will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Advisor or the Sub-Advisors, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. Consideration may also be given to the sale of shares of the Trust. However, it is not the policy of BlackRock, absent special circumstances, to pay higher commissions to a firm because it has supplied such research or other services.

The Advisor and the Sub-Advisors are able to fulfill their obligation to furnish a continuous investment program to the Trust without receiving research or other information from brokers; however, each considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the Advisor and/or the Sub-Advisors, and does not reduce the Advisor’s and/or the Sub-Advisors’ normal research activities in rendering investment advice under the investment management agreement or the sub-investment advisory agreements. It is possible that the Advisor’s and/or the Sub-Advisors’ expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

One or more of the other investment companies or accounts which the Advisor and/or the Sub-Advisors manage may own from time to time some of the same investments as the Trust. Investment decisions for the Trust are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Advisor and/or the Sub-Advisors in their discretion in accordance with the accounts’ various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Trust. In other cases, however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust. It is the opinion of the Trust’s Board that this advantage, when combined with the other benefits available due to the Advisor’s or the Sub-Advisors’ organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

The Trust has received an exemptive order from the SEC permitting it to lend portfolio securities to its affiliates. Pursuant to that order, the Trust also has retained an affiliated entity of the Advisor as the securities lending agent (the “lending agent”) for a fee, including a fee based on a share of the returns on investment of cash collateral. In connection with securities lending activities, the lending agent may, on behalf of the Trust, invest cash collateral received by that Trust for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Advisor or its affiliates. Pursuant to the same order, the Trust may invest its uninvested cash in registered money market funds advised by the Advisor or its affiliates, or in a private investment company managed by the lending agent. If the Trust acquires shares in either the private investment company or an affiliated money market fund, shareholders would bear both their proportionate share of the Trust’s expenses and, indirectly, the expenses of such other entities. However, in accordance with the exemptive order, the investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Trust. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Advisor’s waiver of a portion of its advisory fee.

It is not the Trust’s policy to engage in transactions with the objective of seeking profits from short-term trading. However, the annual portfolio turnover rate of the trust may be greater than 100%. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Trust costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

CONFLICTS OF INTEREST

Barclays and PNC each have a significant economic interest in BlackRock, Inc., the parent of the Advisors. PNC is considered to be an affiliate of BlackRock, Inc., under the Investment Company Act. Certain activities of the Advisors, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), and those of Barclays and its affiliates (the “Barclays Entities”), with respect to the Trust and/or other accounts managed by BlackRock, PNC or Barclays Entities, may give rise to actual or perceived conflicts of interest, such as those described below.

BlackRock is one of the world’s largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. Barclays is a major global financial services provider engaged in a range of activities including retail and commercial banking, credit cards, investment banking, and wealth management. BlackRock and PNC are affiliates of one another under the Investment Company Act. BlackRock, PNC, Barclays and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of the Trust, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Trust. These are considerations of which investors in the Trust should be aware, and which may cause conflicts of interest that could disadvantage the Trust and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by the Trust.

BlackRock and its Affiliates, as well as the Barclays Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Trust and/or that engage in transactions in the same types of securities, currencies and instruments as the Trust. One or more Affiliates and Barclays Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or Barclays Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Trust may invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Trust invests, which could have an adverse impact on the Trust’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Trust’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Trust.

When BlackRock and its Affiliates or the Barclays Entities seek to purchase or sell the same assets for their managed accounts, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for the Trust. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a Barclays Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Trust, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding the Trust are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a Barclays Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Trust, market impact, liquidity constraints, or other factors could result in the Trust receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Trust could otherwise be disadvantaged. BlackRock or its Affiliates or a Barclays Entity may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Trust to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding the Trust may benefit other accounts managed by BlackRock or its Affiliates or a Barclays Entity. For example, the sale of a long position or establishment of a short position by the Trust may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or Barclays Entities or their other accounts, and the purchase of a security or covering of a short position in a security by the Trust may increase the price of the same security held by (and therefore benefit) one or more Affiliates or Barclays Entities or their other accounts.

BlackRock and its Affiliates or a Barclays Entity and their clients may pursue or enforce rights with respect to an issuer in which the Trust has invested, and those activities may have an adverse effect on the Trust. As a result, prices, availability, liquidity and terms of the Trust’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or a Barclays Entity or their clients, and transactions for the Trust may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of the Trust’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the Barclays Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or Barclays Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Trust. Moreover, it is possible that the Trust will sustain losses during periods in which one or more Affiliates or Barclays Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates or Barclays Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Trust in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the Trust’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or Barclays Entities, and/or their internal policies designed to comply with such restrictions.

As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or Barclays Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or Barclays Entities are performing services or when position limits have been reached.

In connection with its management of the Trust, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or Barclays Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of the Trust in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates, nor any Barclays Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Trust and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Trust. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the Barclays Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing the Trust.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Trust should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of the Trust in which customers of BlackRock or its Affiliates or a Barclays Entity, or, to the extent permitted by the SEC, BlackRock or another Affiliate or a Barclays Entity, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Trust, and such party may have no incentive to assure that the Trust obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Trust may enhance the profitability of BlackRock or its Affiliates or a Barclays Entity. One or more Affiliates or Barclays Entities may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Trust invests or which may be based on the performance of the Trust. The Trust may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or Barclays Entities and may also enter into transactions with other clients of an Affiliate or Barclays Entity where such other clients have interests adverse to those of the Trust.

At times, these activities may cause departments of BlackRock or its Affiliates or a Barclays Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Trust. To the extent affiliated transactions are permitted, the Trust will deal with BlackRock and its Affiliates or Barclays Entities on an arms-length basis. BlackRock or its Affiliates or a Barclays Entity may also have an ownership interest in certain trading or information systems used by the Trust. The Trust’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or Barclays Entities.

One or more Affiliates or one of the Barclays Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for the Trust. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or Barclays Entity will be in its view commercially reasonable, although each Affiliate or Barclays Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or Barclays Entity and such sales personnel.

Subject to applicable law, the Affiliates and Barclays Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Trust as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Trust or its shareholders will be required, and no fees or other compensation payable by the Trust or its shareholders will be reduced by reason of receipt by an Affiliate or Barclays Entity of any such fees or other amounts.

When an Affiliate or Barclays Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Trust, the Affiliate or Barclays Entity may take commercial steps in its own interests, which may have an adverse effect on the Trust. The Trust will be required to establish business relationships with its counterparties based on the Trust’s own credit standing. Neither BlackRock nor any of the Affiliates, nor any Barclays Entity, will have any obligation to allow their credit to be used in connection with the Trust’s establishment of its business relationships, nor is it expected that the Trust’s counterparties will rely on the credit of BlackRock or any of the Affiliates or Barclays Entities in evaluating the Trust’s creditworthiness.

Purchases and sales of securities for the Trust may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates and the Barclays Entities, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Trust will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Trust. In addition, under certain circumstances, the Trust will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates or Barclays Entities) that furnish BlackRock, the Trust, other BlackRock client accounts or other Affiliates or Barclays Entities or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software; and other services and products.

Research or other services obtained in this manner may be used in servicing the Trust and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Trust based on the amount of brokerage commissions paid by the Trust and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Trust and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or Barclays Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Trust. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Trust, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates or a Barclays Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Management of the Trust — Proxy Voting Policies.”

It is also possible that, from time to time, BlackRock or its Affiliates or a Barclays Entity may, although they are not required to, purchase and hold shares of the Trust. Increasing the Trust’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Trust’s expense ratio.

It is possible that the Trust may invest in securities of companies with which an Affiliate or a Barclays Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a Barclays Entity has significant debt or equity investments or in which an Affiliate or Barclays Entity makes a market. The Trust also may invest in securities of companies to which an Affiliate or a Barclays Entity provides or may some day provide research coverage. Such investments could cause conflicts between the interests of the Trust and the interests of other clients of BlackRock or its Affiliates or a Barclays Entity. In making investment decisions for the Trust, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a Barclays Entity in the course of these activities. In addition, from time to time, the activities of an Affiliate or a Barclays Entity may limit the Trust’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Trust.

BlackRock and its Affiliates and the Barclays Entities, their personnel and other financial service providers have interests in promoting sales of the Trust. With respect to BlackRock and its Affiliates and Barclays Entities and their personnel, the remuneration and profitability relating to services to and sales of the Trust or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or Barclays Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Trust or its shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a Barclays Entity and such personnel resulting from transactions on behalf of or management of the Trust may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates or a Barclays Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an advisor than with an account advised by an unaffiliated investment advisor. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate or to a Barclays Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or Barclays Entities and their personnel to recommend BlackRock over unaffiliated investment advisors or to effect transactions differently in one account over another.

BlackRock and its Affiliates or a Barclays Entity may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by the Trust’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the

Trust’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to the Trust’s pricing vendors and/or fund accountants, there may be instances where the Trust’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

To the extent permitted by applicable law, the Trust may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund or exchange-traded fund advised or managed by BlackRock. In connection with any such investments, the Trust, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund in which it invests, which may result in the Trust bearing some additional expenses.

BlackRock and its Affiliates or a Barclays Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Trust. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by Barclays Entities that are the same, different from or made at different times than positions taken for the Trust. To lessen the possibility that the Trust will be adversely affected by this personal trading, the Trust and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Trust’s portfolio transactions.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, the Trust, except that the Trust may, in accordance with rules adopted under the Investment Company Act, engage in transactions with accounts that are affiliated with the Trust as a result of common officers, directors, or investment advisors or pursuant to exemptive orders granted to the Trust and/or BlackRock by the SEC. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Trust to purchase and another client of BlackRock to sell, or the Trust, to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the Trust may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates or a Barclays Entity and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a Barclays Entity is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Trust may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates or a Barclays Entity serve as directors of companies the securities of which the Trust wishes to purchase or sell. However, if permitted by applicable law, the Trust may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a Barclays Entity, or in cases in which personnel of BlackRock or its Affiliates or of Barclays Entities are directors or officers of the issuer. The investment activities of one or more Affiliates or Barclays Entities for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Trust. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, in certain futures and derivative transactions, and to comply with certain provisions of the Investment Company Act that prohibit affiliated transactions there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Trust or other client accounts to suffer disadvantages or business restrictions. These limitations may cause the Trust to invest in different portfolios than other BlackRock funds, which may result in the Trust investing on less advantageous terms that such other funds or in different types of securities, such as non-voting securities, in order to comply with regulatory requirements.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Trust) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the Trust), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

BlackRock and its Affiliates and Barclays Entities may maintain securities indices as part of their product offerings. Index-based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates and Barclays Entities, may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates and Barclays Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates and Barclays Entities will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates and Barclays Entities may serve as Authorized Participants in the creation and redemption of exchange traded funds, including funds advised by affiliates of BlackRock. BlackRock and its Affiliates and Barclays Entities may therefore be deemed to be participants in a distribution of such exchange traded funds, which could render them statutory underwriters.

Custody arrangements may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of the Trust. This is because the custody arrangements with the Custodian may have the effect of reducing custody fees when the Trust leaves cash balances uninvested. When the Trust’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the Trust. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for a Trust with an expense cap in order to offset fund custody fees that BlackRock might otherwise reimburse. However, BlackRock’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance.

Present and future activities of BlackRock and its Affiliates and Barclays Entities, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

DESCRIPTION OF SHARES

Common Shares

The Trust intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Preferred Shares

The terms of preferred shares, if any, issued by the Trust, including their dividend rate, voting rights, liquidation preference and redemption provisions, would be determined by the Board (subject to applicable law and the Trust’s Agreement and Declaration of Trust) if and when it authorizes a preferred shares offering.

If the Board determines to proceed with an offering of preferred shares, the terms of the preferred shares may be the same as, or different from, the terms described below, subject to applicable law and the Trust’s Agreement and Declaration of Trust. The Board, without the approval of the holders of common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering, and may fix the terms of the preferred shares to be offered.

Liquidation Preference.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Trust, the holders of any preferred shares then outstanding would be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares would not be entitled to any further participation in any distribution of assets by the Trust.

Voting Rights.  The Investment Company Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the trustees of the Trust at any time two years’ dividends on any preferred shares are unpaid. The Investment Company Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including, among other things, changes in the Trust’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See “Certain Provisions in the Agreement and Declaration of Trust” in the Trust’s prospectus. As a result of these voting rights, the Trust’s ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. The Board anticipates that, except as otherwise indicated in the prospectus and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the Investment Company Act) and will vote together with holders of common shares as a single class.

The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

Redemption, Purchase and Sale of Preferred Shares by the Trust.  The terms of any preferred shares that may be offered are expected to provide that (1) they are redeemable by the Trust in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Trust may tender for or purchase preferred shares and (3) the Trust may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred shares by the Trust will reduce the leverage applicable to the common shares, while any resale of shares by the Trust will increase that leverage.

Other Shares

The Board (subject to applicable law and the Trust’s Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of common shares and, depending on their terms, any Preferred Shares outstanding at that time, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board sees fit. The Trust currently does not expect to issue any other classes of shares, or series of shares, except for the common shares.

REPURCHASE OF COMMON SHARES

The Trust is a closed-end management investment company and as such its shareholders will not have the right to cause the Trust to redeem their shares. Instead, the Trust’s common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Board may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Trust to an open-end investment company. The Board may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time when the Trust has Preferred Shares outstanding, the Trust may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Trust’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of any outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Trust will be borne by the Trust and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the Trust may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Trust in anticipation of share repurchases or tenders will reduce the Trust’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Exchange Act, the Investment Company Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Trust’s status as a regulated investment company under the Code (which would make the Trust a taxable entity, causing the Trust’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust) or as a registered closed-end investment company under the Investment Company Act; (2) the Trust would not be able to liquidate portfolio securities in an orderly manner and consistent with the Trust’s investment objective and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Trust or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Trust or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

The repurchase by the Trust of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Trust’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Trust’s shares may be the subject of repurchase or tender offers from time to time, or that the Trust may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Trust of its common shares will decrease the Trust’s net assets which would likely have the effect of increasing the Trust’s expense ratio. Any purchase by the Trust of its common shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Trust’s portfolio, the impact of any action that might be taken on the Trust or its shareholders and market considerations. Based on these considerations, even if the Trust’s shares should trade at a discount, the Board may determine that, in the interest of the Trust and its shareholders, no action should be taken.

TAX MATTERS

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Trust and its shareholders. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth below. This discussion assumes that the Trust’s shareholders hold their common shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Trust and its shareholders (including shareholders owning a large position in the Trust), and the discussions set forth here and in the prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors regarding the U.S. federal, state, local and foreign tax consequences of investing in the Trust.

Taxation of the Trust

The Trust intends to elect to be, and to qualify for special tax treatment afforded to, a regulated investment company under Subchapter M of the Code. As long as it so qualifies, in any taxable year in which it meets the distribution requirements described below, the Trust (but not its shareholders) will not be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net recognized capital gains.

In order to qualify to be taxed as a regulated investment company, the Trust must, among other things: (i) derive in each taxable year at least 90% of its gross income from the following sources, which are referred herein as “Qualifying Income”: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities, loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that derive less than 90% of their gross income from the items described in clause (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of the Trust’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Trust’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Trust’s total assets is invested in the securities of (I) any one issuer (other than U.S. government securities and the securities of other regulated investment companies), (II) any two or more issuers (other than regulated investment companies) that the Trust controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

Income from the Trust’s investments in equity interests of MLPs that are not Qualified Publicly Traded Partnerships (if any) will be Qualifying Income to the extent it is attributable to items of income of such MLP that would be Qualifying Income if earned directly by the Trust.

The Trust’s investments in partnerships, including in Qualified Publicly Traded Partnerships, may result in the Trust being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the Trust generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (i) its investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than net capital gain (as defined below), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) its net tax-exempt interest income (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Trust intends to distribute annually all or substantially all of such income and gain. If the Trust retains any investment company taxable income or net capital gain (as defined below), it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Trust fails to qualify as a regulated investment company for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

The Trust may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Trust retains any net capital gain or any investment company taxable income, it will be subject to a tax on such amount at regular corporate tax rates. If the Trust retains any net capital gain, it expects to designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes its share of such undistributed net capital gain, (ii) will be entitled to credit its proportionate share of the tax paid by the Trust against its U.S. federal income tax liability, if any, and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its tax basis in its common shares by the excess of the amount described in clause (i) over the amount described in clause (ii).

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax at the Trust level. To avoid the excise tax, the Trust must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year and (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Trust intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% federal excise tax, there can be no assurance that sufficient amounts of the Trust’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Trust will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

Dividends and distributions will be treated as paid during the calendar year if they are paid during the calendar year or declared by the Trust in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Trust during January of the following year. Any such dividend or distribution paid during January of the following year will be deemed to be received by the Trust’s shareholders on December 31 of the year the dividend or distribution was declared, rather than when the dividend or distribution is actually received.

If the Trust were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a regulated investment company in any year, it would be taxed on all of its taxable income in the same manner as an ordinary corporation and distributions to the Trust’s shareholders would not be deductible by the Trust in computing its taxable income. In such case, distributions generally would be eligible (i) through 2012, for treatment as qualified dividend income in the case of individual shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. To qualify again to be taxed as a regulated investment company in a subsequent year, the Trust would be required to distribute to its shareholders its accumulated earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Trust as an additional tax. In addition, if the Trust failed to qualify as a regulated investment company for a period greater than two taxable years, then, in order to qualify as a regulated investment company in a subsequent year, the Trust would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Trust had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

Gain or loss on the sale of securities by the Trust will generally be long-term capital gain or loss if the securities have been held by the Trust for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

Certain of the Trust’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions (including the dividends received deduction), (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Trust to recognize income or gain without a corresponding receipt of cash (e.g., under the original issue discount rules), (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. The Trust will monitor its transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of the Trust as a regulated investment company.

The MLPs in which the Trust intends to invest are expected to be treated as partnerships for U.S. federal income tax purposes. The cash distributions received by the Trust from an MLP may not correspond to the amount of income allocated to the Trust by the MLP in any given taxable year. If the amount of income allocated by an MLP to the Trust exceeds the amount of cash received by the Trust from such MLP, the Trust may have difficulty making distributions to its shareholders in the amounts necessary to satisfy the requirements for maintaining its status as a regulated investment company or avoiding U.S. federal income or excise taxes. Accordingly, the Trust may have to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements.

The Trust expects that the income derived by the Trust from the MLPs in which it invests will be Qualifying Income. If, however, an MLP in which the Trust invests is not a Qualified Publicly Traded Partnership, the income derived by the Trust from such investment may not be Qualifying Income and, therefore, could adversely affect the Trust’s status as a regulated investment company. The Trust intends to monitor its investments in MLPs to prevent to disqualification of the Trust as a regulated investment company.

If the Trust invests in foreign securities, its income from such securities may be subject to non-U.S. Taxes. The Trust will not be eligible to elect to “pass through” to shareholders of the Trust the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.

Taxation of Shareholders

Distributions paid by the Trust from its investment company taxable income (as defined above) (together referred to hereinafter as “ordinary income dividends”), whether paid in cash or reinvested in Trust shares, are generally taxable to you as ordinary income to the extent of the Trust’s earnings and profits. Certain properly designated distributions may, however, qualify (provided that holding period and other requirements are met by both the Trust and the shareholder) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Trust’s income consists of dividend income from U.S. corporations or (ii) in the case of individual shareholders, for taxable years beginning on or before December 31, 2012, as qualified dividend income eligible to be taxed at a reduced maximum rate to the extent that the Trust receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations. There can be no assurance as to what portion of the Trust’s distributions will qualify for the dividends received deduction or for treatment as qualified dividend income or as to whether the favorable tax treatment for qualified dividend income will be extended by Congress for taxable years beginning after 2012.

Distributions made from net capital gain, which is the excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to a shareholder but retained by the Trust, are taxable to shareholders as long-term capital gains if they have been properly reported by the Trust, regardless of the length of time the shareholder has owned common shares of the Trust. Net long-term capital gain of individuals is generally taxed at a reduced maximum rate. For corporate taxpayers, net long-term capital gain is taxed at ordinary income rates.

If, for any calendar year, the Trust’s total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in the common shares, reducing that basis accordingly. Such distributions exceeding the shareholder’s basis will be treated as gain from the sale or exchange of the shares. When you sell your shares in the Trust, the amount, if any, by which your sales price exceeds your basis in the Trust’s common shares is gain subject to tax. Because a return of capital reduces your basis in the shares, it will increase the amount of your gain or decrease the amount of your loss when you sell the shares, all other things being equal.

Generally, after the close of its taxable year, the Trust will provide its shareholders with a written notice designating the amount of any ordinary income dividends or capital gain dividends and other distributions.

The sale or other disposition of common shares of the Trust will generally result in capital gain or loss to shareholders measured by the difference between the sale price and the shareholder’s tax basis in its shares. Generally, a shareholder’s gain or loss will be long-term gain or loss if the shares have been held for more than one year. Any loss upon the sale or exchange of Trust common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain) by the shareholder. Any loss a shareholder realizes on a sale or exchange of common shares of the Trust will be disallowed if the shareholder acquires other common shares of the Trust (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the common shares. In such case, the basis of the common shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

Shareholders may be entitled to offset their capital gain distributions with capital losses. There are several statutory provisions affecting when capital losses may be offset against capital gain, and limiting the use of losses from certain investments and activities. Accordingly, shareholders with capital losses are urged to consult their tax advisors.

An investor should be aware that if Trust common shares are purchased shortly before the record date for any taxable distribution (including a capital gain dividend), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution likely to reduce the trading value of such Trust common shares, in effect resulting in a taxable return of some of the purchase price.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Trust. Dividends and other distributions paid by the Trust are generally treated for U.S. federal income tax purposes as received by you at the time the dividend or distribution is made. If, however, the Trust pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Trust and received by you on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of the Trust’s taxable year may be “spilled back” and treated as paid by the Trust (except for purposes of the 4% nondeductible excise tax) during such taxable year. In such case, you will be treated as having received such dividends in the taxable year in which the distributions were actually made.

A shareholder that is a nonresident alien individual or a foreign corporation (a “foreign investor”) generally will be subject to U.S. federal withholding tax at a rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below). Actual or deemed distributions of the Trust’s net capital gain to a foreign investor, and gains recognized by a foreign investor upon the sale of the Trust’s common stock, will generally not be subject to U.S. federal withholding or income tax. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Foreign investors should consult their tax advisors regarding the tax consequences of investing in the Trust’s common shares.

In addition, withholding at a rate of 30% will be required after December 31, 2013 on dividends in respect of, and after December 31, 2014, on gross proceeds from the sale of, our common stock held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain United States persons or by certain non-U.S. entities that are wholly or partially owned by United States persons. Accordingly, the entity or entities through which our common stock is held will affect the determination of whether such withholding is required. Similarly, withholding at a rate of 30% will be required after December 31, 2013 on dividends in respect of, and after December 31, 2014 on the gross proceeds from the sale of, our common stock held by an investor that is a non-financial non-U.S. entity, unless such entity either (i) certifies to us that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which we will in turn provide to the Secretary of the Treasury. Foreign investors are encouraged to consult with their tax advisors regarding the possible implications of the legislation on their investment in our common stock.

For taxable years of the Trust beginning before January 1, 2012, properly designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Trust’s “qualified net interest income” (generally, the Trust’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Trust is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Trust’s “qualified short-term capital gains” (generally, the excess of the Trust’s net short-term capital gain over the Trust’s long-term capital loss for such taxable year).

Depending on its circumstances, however, the Trust may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of common shares held through an intermediary, the intermediary may withhold even if the Trust designates the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Trust’s distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.

Backup Withholding

The Trust is required in certain circumstances to withhold, for U.S. federal backup withholding purposes, on taxable dividends or distributions and certain other payments paid to non-exempt holders of the Trust’s common shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing is a general summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Trust and its shareholders. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. Ordinary income and capital gain dividends may also be subject to state, local and foreign taxes. Shareholders are urged to consult their tax advisors regarding U.S. federal, state, local and foreign tax consequences of investing in the Trust.

INDEPENDENT AUDITORS’ REPORT
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Trustees of
BlackRock Utility and Infrastructure Trust:

We have audited the accompanying statement of assets and liabilities of BlackRock Utility and Infrastructure Trust (the “Trust”) as of October 12, 2011, and the related statements of operations and changes in net assets for the period from August 25, 2011 (date of inception) to October 12, 2011. These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BlackRock Utility and Infrastructure Trust as of October 12, 2011, and the results of its operations and changes in its net assets for the period from August 25, 2011 (date of inception) to October 12, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/  Deloitte & Touche LLP

Philadelphia, Pennsylvania
October 24, 2011

BlackRock Utility and Infrastructure Trust
Statement of Assets and Liabilities
October 12, 2011

Assets:
Cash	$133,012

Liabilities:
Payable for organization costs	33,000

Net Assets:	$100,012

Net Assets Consist of:
Paid-in capital (Note 1)	$133,012
Accumulated net investment loss	(33,000)
Net Assets, October 12, 2011	$100,012

Net asset value per common share:
Equivalent to 6,964 shares of common stock issued and outstanding, par $0.001, unlimited shares authorized	$14.36

See Notes to Financial Statements.

BlackRock Utility and Infrastructure Trust
Statement of Operations
For the period August 25, 2011 (date of inception) to October 12, 2011

Investment Income:	$—
Expenses:
Organization expenses	33,000

Net investment loss	$(33,000)

See Notes to Financial Statements.

BlackRock Utility and Infrastructure Trust
Statement of Changes in Net Assets
For the period August 25, 2011 (date of inception) to October 12, 2011

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(33,000)

Net decrease in net assets resulting from operations	(33,000)

Capital Share Transactions:
Net proceeds from the issuance of common shares	133,012

Net Assets:
Total increase in net assets	100,012
Beginning of period	—

End of period (including accumulated net investment loss of $33,000)	$100,012

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

Note 1.	Organization and Significant Accounting Policies:

BlackRock Utility and Infrastructure Trust (the “Trust”) was organized as a Delaware statutory trust on August 25, 2011, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust had no operations other than a sale to BlackRock HoldCo 2, Inc. of 6,964 shares of common stock for $133,012 ($19.10 per share).

The Trust’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual results could differ from those estimates.

Valuation:  US GAAP defines fair value as the price the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Trust’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Trust uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Income Taxes:  It is the Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Recent Accounting Standard:  In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Trust’s financial statements and disclosures.

Note 2.	Investment Advisory Arrangements:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays the Manager an annual fee, payable monthly, in a maximum amount equal to 1.00% of the average daily value of the net assets of the Trust.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”) and BlackRock Investment Management, LLC (“BIM”), affiliates of the Manager. The Manager pays BFM and BIM for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Trust to the Manager.

Note 3.	Organization Expenses and Offering Costs:

Organization expenses of $33,000 incurred by the Trust have been expensed. Offering costs, estimated to be approximately $1,790,650, limited to $.04 per share, will be charged to paid-in capital at the time common shares are sold.

Note 4.	Subsequent Events:

Management has evaluated the impact of all subsequent events on the Trust through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

APPENDIX A
Ratings of Investments

Standard & Poor’s Corporation — A brief description of the applicable Standard & Poor’s Corporation (“S&P”) rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

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BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

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B-1 A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

prelim Preliminary ratings, with the ‘prelim’ qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

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•	Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

•	Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

•	Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations.

•	Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

uns(...) Unsolicited ratings are those credit ratings assigned at the initiative of S&P and not at the request of the issuer or its agents.

Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

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Moody’s Investors Service, Inc. — A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Obligation Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

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MIG1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Other Ratings Symbols

e Expected ratings.  To address market demand for timely information on particular types of credit ratings, Moody’s has licensed to certain third parties the right to generate “Expected Ratings.” Expected Ratings are designated by an “e” after the rating code, and are intended to anticipate Moody’s forthcoming rating assignments based on reliable information from third-party sources (such as the issuer or underwriter associated with the particular securities) or established Moody’s rating practices (i.e., medium term notes are typically, but not always, assigned the same rating as the note’s program rating). Expected Ratings will exist only until Moody’s confirms the Expected Rating, or issues a different rating for the relevant instrument. Moody’s encourages market participants to contact Moody’s Ratings Desk or visit www.moodys.com if they have questions regarding Expected Ratings, or wish Moody’s to confirm an Expected Rating.

(P) Provisional Ratings.  As a service to the market and at the request of an issuer, Moody’s will often assign a provisional rating when the assignment of a final rating is subject to the fulfillment of contingencies but it is highly likely that the rating will become definitive after all documents are received or an obligation is issued into the market. A provisional rating is denoted by placing a (P) in front of the rating. Such ratings are typically assigned to shelf registrations under SEC rule 415 or transaction-based structures that require investor education. When a transaction uses a well-established structure and the transaction’s structure and terms are not expected to change prior to sale in a manner that would affect the rating, a definitive rating may be assigned directly.

# Refundeds.  Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable US government obligations or non-callable obligations unconditionally guaranteed by the US Government or Resolution Funding Corporation are identified with a # (hatch mark) symbol, e.g., #Aaa.

WR Withdrawn.  When Moody’s no longer rates an obligation on which it previously maintained a rating, the symbol WR is employed. Please see Moody’s Guidelines for the Withdrawal of Ratings, available on www.moodys.com.

NR Not Rated.  NR is assigned to an unrated issuer, obligation and/or program.

NAV Not Available.  An issue that Moody’s has not yet rated is denoted by the NAV symbol.

TWR Terminated Without Rating.  The symbol TWR applies primarily to issues that mature or are redeemed without having been rated.

Fitch IBCA, Inc. — A brief description of the applicable Fitch IBCA, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

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In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

Long-Term Credit Ratings Scales

AAA Highest Credit Quality.  ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very High Credit Quality.  ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High Credit Quality.  ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good Credit Quality.  ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative.  ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B Highly speculative.  ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC Substantial credit risk.  Default is a real possibility.

CC Very high levels of credit risk.  Default of some kind appears probable.

C Exceptionally high levels of credit risk.  Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD Restricted default.  ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

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d. execution of a coercive debt exchange on one or more material financial obligations.

D Default.  ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below “B’.

Specific limitations relevant to the structured, project and public finance obligation rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to a transaction’s profile other than the agency’s opinion on the relative vulnerability to default of each rated tranche or security.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1 Highest short-term credit quality.  Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good short-term credit quality.  Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality.  The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality.  Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

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C High short-term default risk.  Default is a real possibility.

RD Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D Default.  Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

•	Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

•	Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

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APPENDIX B

Proxy Voting Policies
For The BlackRock-Advised Funds

December, 2009

I. Introduction

The Trustees/Directors (“Directors”) of the BlackRock-Advised Funds (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisers, LLC and its affiliated U.S. Registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Advisor determines are appropriate and in the best interests of the Funds’ shareholders and which are consistent with the principles outlined in this Policy. The Directors have authorized BlackRock to utilize an unaffiliated third-party as its agent to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

BlackRock has adopted separate but substantially similar guidelines and procedures that are consistent with the principles of this Policy. BlackRock’s Corporate Governance Committee (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.

BlackRock votes (or refrains from voting) proxies for each Fund in a manner that BlackRock, in the exercise of its independent business judgment, concludes are in the best economic interests of such Fund. In some cases, BlackRock may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. Securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is also driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, BlackRock believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.

BlackRock will normally vote on specific proxy issues in accordance with BlackRock’s proxy voting guidelines. BlackRock’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BlackRock may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BlackRock votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates. When voting proxies, BlackRock attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets.

II. Proxy Voting Policies

A.	Boards of Directors

The Funds generally support the board’s nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors. As a general matter, the Funds believe that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of responsible, qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee’s history of representing shareholder interests as a director of the company issuing the proxy or other companies, or other factors to the extent deemed relevant by the Committee.

B.	Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that BlackRock will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of the company issuing the proxy or other companies, to the extent deemed relevant.

C.	Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported.

D.	Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that BlackRock will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

E.	Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws. As a general matter, the Funds generally vote against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

F.	Environmental and Social Issues

These are shareholder proposals addressing either corporate social and environmental policies or requesting specific reporting on these issues. The Funds generally do not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer. BlackRock seeks to make proxy voting decisions in the manner most likely to protect and promote the long-term economic value of the securities held in client accounts. We intend to support economically advantageous corporate practices while leaving direct oversight of company management and strategy to boards of directors. We seek to avoid micromanagement of companies, as we believe that a company’s board of directors is best positioned to represent shareholders and oversee management on shareholders behalf. Issues of corporate social and environmental responsibility are evaluated on a case-by-case basis within this framework.

III. Conflicts Management

BlackRock maintains policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, from having undue influence on BlackRock’s proxy voting activity. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination.

IV. Reports To the Board

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

APPENDIX C

General Characteristics and Risks
of Strategic Transactions

In order to manage the risk of its securities portfolio, or to enhance income or gain as described in the prospectus, the Trust may engage in Strategic Transactions. The Trust may engage in such activities in the Advisor’s or Sub-Advisors’ discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Trust occur. The Trust’s ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC. Certain Strategic Transactions may give rise to taxable income.

Put and Call Options on Securities and Indices

The Trust may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Trust may also purchase and sell options on bond indices (“index options”). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the bond index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a debt security could protect the Trust’s holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Trust against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Trust will experience a loss in the amount of the option premium plus any related commissions. When the Trust sells put and call options, it receives a premium as the seller of the option. The premium that the Trust receives for selling the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline be low the exercise price of the option, less the premium received on the sale of the option. The Trust is authorized to purchase and sell exchange-listed options and over-the-counter options (“OTC Options”) which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation (“OCC”) which guarantees the performance of the obligations of the parties to such options.

The Trust’s ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Trust. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Trust and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Trust would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Trust must rely on the credit quality of the

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counterparty rather than the guarantee of the OCC, it will only enter into OTC Options with counterparties with the highest long-term credit ratings, and with primary United States government securities dealers recognized by the Federal Reserve Bank of New York.

The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Futures Contracts and Related Options

Characteristics.  The Trust may sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated interest rate changes or other market movements. The sale of a futures contract creates an obligation by the Trust, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Margin Requirements.  At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment (“initial margin”). It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of “variation margin” may be required, a process known as “marking to the market.” Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

Limitations on Use of Futures and Options on Futures.  The Trust’s use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Under such regulations the Trust currently may enter into such transactions without limit for bona fide hedging purposes, including risk management and duration management and other portfolio strategies. The Trust may also engage in transactions in futures contracts or related options for non-hedging purposes to enhance income or gain provided that the Trust will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide hedging, or risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Trust’s liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The above policies are non-fundamental and may be changed by the Trust’s board of trustees at any time. Also, when required, an account of cash equivalents designated on the books and records will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract. The Trust reserves the right to comply with such different standard as may be established from time to time by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

Segregation and Cover Requirements.  Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC options on securities, indices and futures contracts sold by the Trust are generally subject to earmarking and coverage requirements of either the CFTC or the SEC, with the result that, if the Trust does not hold the security or futures contract underlying the instrument, the Trust will be required to designate on its books and records an ongoing basis, cash, U.S. government securities, or other liquid high grade debt obligations in an amount at least equal to the Trust’s obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The earmarking requirement can result in the Trust maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

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Strategic Transactions Present Certain Risks.  With respect to hedging and risk management, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged create the possibility that losses on the hedge may be greater than gains in the value of the Trust’s position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Trust may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Trust to successfully utilize Strategic Transactions will depend on the Advisor’s and the Sub-Advisors’ ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Trust has sold create an on going greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Strategic Transactions will reduce net asset value.

Regulatory Considerations.  The Trust has claimed an exclusion from the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

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